    As filed with the Securities and Exchange Commission on October 12, 1995

                                                     1933 ACT FILE NO. 33-______
                                                     1940 ACT FILE NO. 811-5269


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                    Form N-2
          Registration Statement Under The Securities Act of 1933      [X]
                       Pre-Effective Amendment No. ___                 [ ]
                       Post-Effective Amendment No.___                 [ ]
                                     and/or
      Registration Statement Under The Investment Company Act of 1940  [X]
                                Amendment No. 7
                              ____________________

                             THE BRAZIL FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                       c/o Scudder, Stevens & Clark, Inc.
                                345 Park Avenue
                            New York, New York 10154
(Address of Principal Executive Offices (Number, Street, City, State, Zip Code))
       Registrant's Telephone Number, including Area Code: (212) 326-6200
                             ____________________

                      JURIS PADEGS, CHAIRMAN OF THE BOARD
                           NICHOLAS BRATT, PRESIDENT
                       C/O SCUDDER, STEVENS & CLARK, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
(NAME AND ADDRESS (NUMBER, STREET, CITY, STATE, ZIP CODE) OF AGENTS FOR SERVICE)
                             ____________________

                                With copies to:

    MEREDITH M. BROWN                                       EARL D. WEINER
   DEBEVOISE & PLIMPTON                                  SULLIVAN & CROMWELL
     875 THIRD AVENUE                                      125 BROAD STREET
 NEW YORK, NEW YORK 10022                              NEW YORK, NEW YORK 10004
                            ______________________

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this registration statement.

     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [X]

     It is proposed that this filing will become effective pursuant to section 8(a).

             CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                         AMOUNT           PROPOSED MAXIMUM    PROPOSED MAXIMUM      AMOUNT OF
TITLE OF SECURITIES      BEING               OFFERING             AGGREGATE        REGISTRATION
 BEING REGISTERED      REGISTERED         PRICE PER UNIT(1)   OFFERING PRICE(1)        FEE
-------------------    ----------         -----------------   -----------------   -------------
 Common Stock,
  par value $.01
  per share..........  4,050,000 Shares        $20.00           $81,000,000         $27,931.03
===============================================================================================

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933. Based on a discount from the average of the high and low sales prices for the Fund's Common Stock reported on the New York Stock Exchange Composite Tape on October 11, 1995.

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                             THE BRAZIL FUND, INC.

                                   FORM N-2

                             CROSS-REFERENCE SHEET

                            PART A:  THE PROSPECTUS

FORM N-2 ITEM NUMBER                                                     PROSPECTUS/SAI CAPTION
--------------------                                                     ----------------------
1. Outside Front Cover..................................      Outside Front Cover Page of Prospectus
2. Inside Front and Outside Back Cover Page.............      Cover Page of Prospectus
3. Fee Table and Synopsis...............................      Prospectus Summary; Fee Table
4. Financial Highlights.................................      Financial Highlights
5. Plan of Distribution.................................      Cover Page of Prospectus; Prospectus
                                                                Summary; The Offer
6. Selling Shareholders.................................      Not Applicable
7. Use of Proceeds......................................      Use of Proceeds
8. General Description of the Registrant................      Cover Page of Prospectus; Prospectus
                                                                Summary; Market and Net Asset Value
                                                                Information; The Fund; The Offer;
                                                                Risk Factors and Special
                                                                Considerations; Investment Objective
                                                                and Policies; Investment
                                                                Restrictions; Common Stock
9. Management...........................................      Investment Advisers and Administrator;
                                                                Portfolio Transactions and Brokerage;
                                                                Custodian; Dividend Paying Agent,
                                                                Transfer Agent and Registrar;
                                                                Common Stock
10. Capital Stock, Long-Term Debt, and Other Securities.      Common Stock; Dividends and Distributions;
                                                                Dividend Reinvestment and Cash Purchase
                                                                Plan; Taxation
11. Defaults and Arrears on Senior Securities...........      Not Applicable
12. Legal Proceedings...................................      Not Applicable
13. Table of Contents of the Statement of
      Additional Information............................      Table of Contents of Statement of
                                                                Additional Information

                  PART B:  STATEMENT OF ADDITIONAL INFORMATION
14. Cover Page..........................................      Cover Page of SAI
15. Table of Contents...................................      Cover Page of SAI
16. General Information and History.....................      Not Applicable
17. Investment Objective and Policies...................      Investment Objective and Policies;
                                                                Investment Restrictions
18. Management..........................................      Directors and Officers
19. Control Persons and Principal Holders of Securities.      Common Stock
20. Investment Advisory and Other Services..............      Investment Advisers and Administrator;
                                                                Custodian; Dividend Paying Agent,
                                                                Transfer Agent and Registrar;
                                                                Experts
21. Brokerage Allocation and Other Practices............      Portfolio Transactions and Brokerage
22. Tax Status..........................................      Taxation
23. Financial Statements................................      Financial Statements

____________________

PART C

  Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

PROSPECTUS
                                     __________ Shares

[LOGO]                       THE BRAZIL FUND, INC.
                                  COMMON STOCK

                             ---------------------

          The Brazil Fund, Inc. (the "Fund") is issuing to its shareholders of record (the "Record Date Shareholders") as of the close of business on __________, 1995 (the "Record Date") rights (the "Rights") entitling the holders thereof to subscribe for an aggregate of ______________ shares (the "Shares") of the Fund's common stock (the "Common Stock") at the rate of one share of Common Stock for each ____ Rights held and entitling such Record Date Shareholders to subscribe, subject to certain limitations and subject to allotment, for any Shares not acquired by exercise of primary subscription Rights (the foregoing being referred to hereinafter as the "Offer"). Each Record Date Shareholder is being issued one Right for each full share of Common Stock owned on the Record Date. No fractional Rights or Shares will be issued. The Rights are transferable and are expected to be listed for trading on the New York Stock Exchange (the "NYSE"). The Shares are expected to be listed on the NYSE and admitted to trading but not listed on the Chicago Stock Exchange (the "CSE"). See "The Offer." THE SUBSCRIPTION PRICE PER SHARE (the "Subscription Price") will be $ _____.

          THE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON ______, 1995 UNLESS EXTENDED AS DESCRIBED HEREIN.

          The Fund is a non-diversified, closed-end management investment company, commenced operations in 1988 and, as of _____, 1995, had net assets of $_______________. The Fund's investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Brazilian issuers. It is the policy of the Fund normally to invest at least 70% of the Fund's net assets in common and preferred stocks of companies registered with the Brazilian Securities Commission and listed on the Brazilian stock exchanges or traded in over-the-counter markets. No assurance can be given that the Fund's investment objective will be realized. Investment in Brazil involves certain special considerations, such as restrictions on foreign investment and repatriation of capital, fluctuations of currency exchange rates, and political and economic risks, that are not normally involved in investments in the United States and which may be deemed to involve speculative risks. See "Investment Objective and Policies" and "Risk Factors and Special Considerations and Annex A, "The Federative Republic of Brazil."

          Scudder, Stevens & Clark, Inc. (the "Manager") manages the Fund.
Banco Icatu S.A. (the "Brazilian Adviser") acts as Brazilian adviser to the Manager. Banco de Boston S.A. (the "Brazilian Administrator") acts as Brazilian administrator. The address of the Fund is 345 Park Avenue, New York, New York 10154, and its telephone number is (212) 326-6200. All questions relating to the Offer should be directed to the Information Agent, Georgeson & Company Inc., toll free at (800) 223-2064 or collect at (212) 509-6240.

          The Fund's currently outstanding shares of Common Stock are, and the Shares offered hereby will be, listed on the NYSE under the symbol "BZF" and admitted to trading but not listed on the CSE under the symbol "BZF." The Rights will trade on the NYSE under the symbol "BZF-RT." The Fund announced the Offer after the close of trading on the NYSE on ________, 1995. The net asset value per share of Common Stock at the close of business on ______, 1995 and _________, 1995 was $_____ and $_____, respectively, and the last sale price of the Common Stock on the NYSE Composite Tape on those dates was $____ and $____, respectively.

          As a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. An immediate substantial dilution of the aggregate net asset value of the shares of Common Stock owned by Record Date Shareholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer. SEE "THE OFFER" AND "RISK FACTORS AND SPECIAL CONSIDERATIONS."


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
  AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
   ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.


             Subscription Price     Sales Load(1)       Proceeds to Fund (2)
--------------------------------------------------------------------------------
Per Share..           $                $                           $
--------------------------------------------------------------------------------
Total......           $                $                           $
================================================================================
(1) In connection with the Offer, the Fund has agreed to pay to Smith Barney Inc. (the "Dealer Manager") and other broker-dealers included in the selling group to be formed and managed by the Dealer Manager ("Selling Group Members") a fee of [ ]% of the Subscription Price for each Share either issued upon the exercise of Rights as a result of their soliciting efforts or purchased from the Dealer Manager for sale to the public. Certain other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights will receive fees for their soliciting efforts of [ ]% of the Subscription Price, subject generally to a maximum fee based upon the number of shares of Common Stock held by each such broker-dealer through The Depository Trust Company on the Record Date. The Fund will pay to the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to [ ]% of the aggregate Subscription Price. The Fund has agreed to indemnify the Dealer Manager against certain liabilities under the Securities Act of 1933, as amended. See "The Offer -- Distribution Arrangements." The total sales load shown in the table assumes that the exercise of all Rights was solicited by a Selling Group Member.

(2) Before deduction of expenses incurred by the Fund, estimated at $___________, including up to an aggregate of $_____ to be paid to the Dealer Manager in reimbursement of its expenses.

       Prior to the Expiration Date, the Dealer Manager may offer Shares of Common Stock, including Shares acquired through the purchase and exercise of Rights, at prices it sets from time to time. Each price when set will not exceed the greater of the last sale or current asked price of the Common Stock on the NYSE plus commission, and an offering price set in any calendar day will not be increased more than once during that day. Because the Dealer Manager will determine the price, it may realize profits or losses independent of any fees referred to under "The Offer -- Distribution Arrangements."

       This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. Investors are advised to read this Prospectus and to retain it for future reference. A Statement of Additional Information, dated _____, 1995 (the "SAI"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission"), and is incorporated by reference in its entirety into this Prospectus. A copy of the SAI may be obtained without charge by calling the Fund's Information Agent, Georgeson & Company Inc., toll free at
(800) 223-2064 or collect at (212) 509-6240. The table of contents of the SAI is on page ___ of this Prospectus.

                               ----------------

                               Smith Barney Inc.

                               ----------------

                 The date of this Prospectus is ________, 1995.

  In this Prospectus, unless otherwise specified, all references to "billion" are to one thousand million, to "Dollars," "US$" or "$" are to United States Dollars and to "Real" (plural "Reais") or "R$" are to Brazilian Reais. On ________________, 1995, the Real-Dollar exchange rate (sell side) in the commercial exchange market, as published by the Central Bank of Brazil, was R$______ = $1.00. No representation can be made as to whether the Real or Dollar amounts in this Prospectus could have been or could be converted into Reais or Dollars, as the case may be, at such rates, at any other rates or at all. See Annex A, "The Federative Republic of Brazil -- Balance of Payments and Foreign Trade" and "-- Foreign Exchange" for information regarding the rates of exchange between the Real and the Dollar for the five years prior to the date of this Prospectus. Reference should be made to "Risk Factors and Special Considerations -- Currency Fluctuations" for a better understanding of the effect on the Fund of the fluctuation of the exchange rate between the Real and the Dollar and the significance, in Dollar terms, of amounts set forth in this Prospectus in Reais and of amounts in comparison based on, or computed by reference to, such currency.

  On July 1, 1994, the Real replaced the Cruzeiro Real as the lawful currency of Brazil, with each Real exchangeable for 2,750.00 Cruzeiros Reais. The Cruzeiro Real had replaced the Cruzeiro as the lawful currency of Brazil on August 1, 1993, with each Cruzeiro Real exchangeable for 1,000 Cruzeiros. The Cruzeiro had replaced the Cruzado Novo as the lawful currency of Brazil under the Collor Plan of March 15, 1990, with each Cruzeiro exchangeable for one Cruzado Novo. The Cruzado Novo had replaced the Cruzado as the lawful currency of Brazil under the Summer Plan of January 16, 1989, with each Cruzado Novo exchangeable for 1,000 Cruzados. The Cruzado had replaced the Cruzeiro as the lawful currency of Brazil under the Cruzado Plan of February 28, 1986, with each Cruzado exchangeable for 1,000 pre-Cruzado Plan Cruzeiros.

  Brazil has in the past experienced high rates of inflation. As measured by the General Price Index -- Domestic Supply (a national price index based on a weighting of three other indices), annualized inflation for the six months ended June 30, 1995 was __%. Annual inflation was 910% for 1994, 2,709% for 1993 and 1,158% for 1992. Such high levels of inflation, together with the devaluation of the Brazilian currency in relation to the U.S. Dollar, renders comparisons of year-to-year financial performance and U.S. Dollar translations less meaningful. Accordingly, the effects of inflationary distortions should be considered by the readers of all financial information contained herein. Except as indicated herein, the exchange rates used herein to convert pre-Cruzado Plan Cruzeiro, Cruzado, Cruzado Novo, post-Cruzado Plan Cruzeiro, Cruzeiro Real or Real amounts into U.S. Dollars for a particular period were the commercial rates of exchange recorded by the Central Bank in effect at the end of such period. These conversions are provided solely for the convenience of readers of this Prospectus and should not be construed as implying that the Brazilian currency amounts represent or have been or could be converted into U.S. Dollars at such rates.

  Certain numbers in this Prospectus have been rounded for ease of presentation. Since most calculations have been made on unrounded figures, the sum of the component figures in many of the tables presented may not precisely equal the totals shown.

                             AVAILABLE INFORMATION

  The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the United States Securities and Exchange Commission (the "Commission"). Such reports and other information can be inspected and copied at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and the Commission's regional offices at 7 World Trade Center, New York, New York 10048 and 14th Floor, 500 West Madison Street, Chicago, Illinois 60661. Copies of such material can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Fund's shares of Common Stock are listed and/or admitted to trading on the stock exchanges referred to on the cover page of this Prospectus, and reports and other information concerning the Fund can be inspected at such exchanges.

  A Registration Statement on Form N-2 (the "Registration Statement") relating to the Shares has been filed by the Fund with the Commission. This Prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the

Fund and the Shares offered hereby, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                                  ___________

  IN CONNECTION WITH THIS OFFERING, THE DEALER MANAGER MAY EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE RIGHTS AND THE COMMON STOCK AT LEVELS ABOVE THOSE WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET. SUCH TRANSACTIONS MAY BE EFFECTED ON THE NEW YORK STOCK EXCHANGE, ANY OTHER EXCHANGES ON WHICH THE COMMON STOCK AND/OR THE RIGHTS HAVE BEEN ADMITTED TO TRADING PRIVILEGES, IN THE OVER-THE-COUNTER MARKET, OR OTHERWISE. SUCH STABILIZING, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.

                              EXPENSE INFORMATION

  The following table sets forth certain fees and expenses of the Fund.

SHAREHOLDER TRANSACTION EXPENSES:
--------------------------------

  Sales Load (as a percentage of offering price)(1)(2)................ [  ]%

  Dividend Reinvestment and Cash Purchase Plan Fees...................   (3)

ANNUAL FUND OPERATING EXPENSES:  Expenses paid by the Fund before it distributes
------------------------------
its net investment income, expressed as a percentage of the Fund's net assets (based on estimated expenses for the fiscal year ending December 31, 1995).

      Management Fees ..............................................      %
      Other expenses ...............................................      %
                                                                     -----
Total Annual Fund Operating Expenses ...............................      %
                                                                     =====
EXAMPLE: (4)

                                     1 YEAR  3 YEARS  5 YEARS  10 YEARS
 Based on the level of total Fund
  operating expenses listed
  above, the total expenses
  relating to a $1,000
  investment in the Fund at the
  end of each period, assuming a
  5% annual return, are listed
  below............................   $____   $____    $____    $____

________

(1) The Fund has agreed to pay to the Dealer Manager and each Selling Group Member fees equal to [ ]% of the Subscription Price for each Share either issued upon the exercise of Rights as a result of their soliciting efforts or purchased from the Dealer Manager for sale to the public. Certain other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights will receive fees for their soliciting efforts of up to [ ]% of the Subscription Price, subject generally to a maximum fee based upon the number of shares of Common Stock held by each such broker-dealer through The Depository Trust Company on the Record Date. The Fund will pay to the Dealer Manager a fee for financial advisory and marketing services in connection with the Offer equal to [ ]% of the aggregate Subscription Price. These fees will be borne by all of the Fund's shareholders, including those who do not exercise their Rights. The total sales load shown in the table assumes that the exercise of all Rights was solicited by Selling Group Members. See "The Offer --Distribution Arrangements."

(2) Does not include expenses of the Fund incurred in connection with the Offer, estimated at $_______.

(3) There is no charge to participants for reinvesting dividends and capital gains distributions (the Plan Agent's fees are paid by the Fund). Participants are charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

(4) The Example assumes reinvestment of all dividends and distributions at net asset value, reflects all recurring and non-recurring fees including the Sales Load and other expenses of the Fund incurred in connection with the Offer, assumes that the percentage amounts listed under "Annual Fund Operating Expenses" remain the same each year, and assumes that all of the Rights are exercised.

 The purpose of the foregoing table and example is to assist Rights holders in understanding the various costs and expenses that an investor in the Fund bears, directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL FUND EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Fund's Dividend Reinvestment and Cash Purchase Plan may receive shares issued at a price or value different from net asset value. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

 The figures provided under "Other Expenses" are based upon estimated amounts for the current fiscal year. For more complete descriptions of certain of the Fund's costs and expenses, see "Investment Advisers and Administrator."

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this Prospectus. Investors should carefully consider information set forth under the heading "Risk Factors and Special Considerations."

THE OFFER

  The Brazil Fund, Inc. (the "Fund") is issuing to its shareholders of record (the "Record Date Shareholders") as of the close of business on _____, 1995 (the "Record Date") transferable rights (the "Rights") to subscribe for an aggregate of _______ shares of Common Stock (the "Shares") of the Fund. Each Record Date Shareholder is being issued one Right for each full share of Common Stock owned on the Record Date. For purposes of determining the number of Shares a Record Date Shareholder may acquire pursuant to the Offer (as defined below), broker-dealers whose Shares are held of record by Cede & Co. ("Cede"), as nominee for The Depository Trust Company ("DTC"), or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. The Rights entitle the Record Date Shareholder to acquire at the Subscription Price (as hereinafter defined) one Share for each _____ Rights held. No fractional Rights or Shares will be issued. Any Record Date Shareholder who is issued fewer than ____ Rights may subscribe, at the Subscription Price, for one full Share during the Subscription Period, which commences on the date of this Prospectus and ends at 5:00 p.m., New York City time, on ____, 1995 unless extended by the Fund (the "Expiration Date").

  The Rights are evidenced by subscription certificates ("Subscription Certificates") which will be mailed to Record Date Shareholders (except as discussed below under "Foreign Restrictions"). A Record Date Shareholder's right to acquire during the Subscription Period at the Subscription Price one Share for each ____ Rights held is hereinafter referred to as the "Primary Subscription." Holders of Rights acquired during the Subscription Period ("Rights Holders") may also purchase Shares in the Primary Subscription. All Rights may be exercised immediately upon receipt and until 5:00 p.m., New York City time, on the Expiration Date. (Record Date Shareholders and Rights Holders purchasing Shares in the Primary Subscription are hereinafter referred to as "Exercising Rights Holders.")
  As a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, upon the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. An immediate substantial dilution of the aggregate net asset value of the shares of Common Stock owned by Record Date Shareholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer. See "Risk Factors and Special Considerations -- Special Considerations."

OVER-SUBSCRIPTION PRIVILEGE

  Any Record Date Shareholder who fully exercises all Rights issued to him (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by others on Primary Subscription (the "Over-Subscription Privilege" and, together with the Primary Subscription, the "Offer"). Shares acquired pursuant to the Over-Subscription Privilege are subject to allotment, which is more fully discussed under "The Offer -- Over-Subscription Privilege."

SUBSCRIPTION PRICE

 The Subscription Price per Share (the "Subscription Price") is $________.

SOLICITING FEES

        The Fund has agreed to pay to Smith Barney Inc. (the "Dealer Manager" and other broker-dealers included in the selling group to be formed and managed by the Dealer Manager ("Selling Group Members") fees equal to [ ] of the Subscription Price for Shares either issued upon the exercise of Rights as a result of their soliciting efforts or purchased from the Dealer Manager for sale to the public. Certain other broker-dealers that have executed and delivered a Soliciting Dealer Agreement and have solicited the exercise of Rights will receive fees for their soliciting efforts of up to [ ] of the Subscription Price, subject generally to a maximum fee based upon the number of shares of Common Stock held by each such broker-dealer through The Depository Trust Company on the Record Date.

INFORMATION AGENT

The Information Agent for the Offer is:

                            Georgeson & Company Inc.
                               Wall Street Plaza
                            New York, New York 10005

                           Toll Free:  (800) 223-2064
                                       or
                         Call Collect:  (212) 509-6240


                          IMPORTANT DATES TO REMEMBER

                 Event                                  Date
-------------------------------------    --------------------------------
Record Date                                                 ________, 1995
Subscription Period                       ________, 1995 -  ________, 1995
Expiration Date                           ________, 1995 (unless extended)
Subscription Certificates and Payment                       ________, 1995
 for Shares Due
Notices of Guaranteed Delivery Due                          ________, 1995
Subscription Certificates and Payment                       ________, 1995
 Due Pursuant to Notice of Guaranteed
 Delivery
Confirmation Date                                           ________, 1995

EXERCISING RIGHTS

        Rights will be evidenced by Subscription Certificates (see Appendix B) and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a notice of guaranteed delivery or a check, to BancBoston State Street Investor Securities, Boston, Massachusetts (the "Subscription Agent"). Exercising Rights Holders will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a notice of guaranteed delivery or a check. See "The Offer -- Exercise of Rights" and "The Offer -- Payment for Shares."

SALE OF RIGHTS

        The Rights are transferable until the Expiration Date. The Rights are expected to be listed for trading on the New York Stock Exchange (the "NYSE"), and the Shares are expected to be listed for trading on the NYSE and admitted for trading but not listed on the Chicago Stock Exchange (the "CSE"). The Fund has used its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE may be conducted until the close of trading on the NYSE on the last Business Day (as defined below) prior to the Expiration Date. The Fund expects that a market for the Rights will develop and that the value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Subscription Agent for sale by the Dealer Manager. Any Rights to be submitted by the Subscription Agent to the Dealer Manager for sale must be received by the Subscription Agent at or prior to 5:00 p.m., New York City time, on ______, 1995, two Business Days prior to the

Expiration Date, due to normal settlement procedures. Trading of the Rights on the NYSE will be conducted on a when-issued basis commencing on ______, 1995 and thereafter on a regular way basis from ______, 1995 until and including the last Business Day prior to the Expiration Date. If the Subscription Agent receives Rights for sale in a timely manner, it will either sell the Rights to the Dealer Manager or the Dealer Manager will use its best efforts to sell the Rights on the NYSE. The Dealer Manager will also either purchase or attempt to sell any Rights submitted to it by the Subscription Agent that a Record Date Shareholder is unable to exercise because such Rights represent the right to subscribe for less than one Share. Any commissions will be paid by the selling Record Date Shareholder. Neither the Fund nor the Subscription Agent nor the Dealer Manager will be responsible if Rights cannot be sold and none of them has guaranteed any minimum sale price for the Rights. For purposes of this Prospectus, a "Business Day" shall mean any day on which trading is conducted on the NYSE. Record Date Shareholders are urged to obtain a recent trading price for the Rights on the NYSE from their broker, bank, financial adviser or the financial press. Inquiries by Exercising Rights Holders should be directed to the Information Agent.

FOREIGN RESTRICTIONS

        Subscription Certificates will not be mailed to Record Date Shareholders whose record addresses are outside the United States (for these purposes the United States includes its territories and possessions and the District of Columbia) (such shareholders being referred to hereinafter as "Foreign Record Date Shareholders"). The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 12:00 noon, New York City time, on _______, 1995, two Business Days prior to the Expiration Date, the Rights of those Foreign Record Date Shareholders will be transferred by the Subscription Agent to the Dealer Manager who will either purchase the Rights or will use its best efforts to sell the Rights on the NYSE. The net proceeds from the sale of those Rights by the Dealer Manager will be remitted to the Foreign Record Date Shareholders.

USE OF PROCEEDS

        The net proceeds of the Offer will be invested in accordance with the policies set forth under "Investment Objective and Policies." The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take advantage of investment opportunities that the Fund anticipates in Brazil. In addition, the Offer affords existing shareholders the opportunity to purchase additional shares of the Fund's Common Stock at a price that may be below market value and/or net asset value without incurring the transaction costs associated with open-market purchases. See "The Offer -- Purpose of the Offer."

INFORMATION REGARDING THE FUND

        The Fund is a non-diversified, closed-end management investment company designed to facilitate international diversification for U.S. and other investors who desire to participate in the Brazilian securities markets. The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Brazilian issuers. It is the policy of the Fund normally to invest at least 70% of its net assets in common and preferred stocks of companies registered with the Brazilian Securities Commission and listed on the Brazilian stock exchanges or traded in over-the-counter markets. The Fund's investment objective is subject to certain investment policies and restrictions described under "Investment Objective and Policies" in this Prospectus and "Investment Restrictions" in the SAI.

INFORMATION REGARDING THE MANAGER, THE BRAZILIAN ADVISER AND THE BRAZILIAN ADMINISTRATOR

        Scudder, Stevens & Clark, Inc. (the "Manager"), a leading global investment manager, acts as investment adviser to and manager of the Fund. As of December 31, 1994, the Manager and its affiliates had over $90 billion of assets under their supervision, of which more than $22 billion was invested in non-U.S. securities. Banco Icatu S.A. (the "Brazilian Adviser") acts as Brazilian adviser to the Manager. Banco de Boston S.A. (the "Brazilian Administrator") acts as Brazilian administrator for the Fund. See "Investment Advisers and Administrator."

        Under the Investment Advisory, Management and Administration Agreement between the Manager and the Fund, the Manager receives a monthly fee at an annual rate equal to 1.175% of the Fund's average weekly net assets. The Manager has agreed to waive a portion of its fee such that the effective rate with respect to net assets in excess of $300,000,000 is 1.075%. A portion of the Manager's fee is paid by the Manager to the Brazilian Adviser and the Brazilian Administrator. See "Investment Advisers and Administrator."

INFORMATION REGARDING THE CUSTODIAN

        Brown Brothers Harriman & Co. acts as custodian for the Fund. See "Custodian."

RISK FACTORS AND SPECIAL CONSIDERATIONS

        Dilution. An immediate substantial dilution of the aggregate net asset value of the shares of Common Stock owned by Record Date Shareholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the Subscription Price is likely to be less than the Fund's then-net asset value per share, and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the percentage increase in the Fund's assets. In addition, as a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the net asset value per share will be at the Expiration Date, such dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription Price of $________ is ____% below the Fund's net asset value of $______ per share on ________, 1995, the Fund's net asset value per share would be reduced by approximately $_____ per share.

        Unrealized Appreciation. As of [September 30], 1995, there was approximately $[190] million of net unrealized appreciation in the Fund's net assets of approximately $[327] million; if realized and distributed, or deemed distributed, such gains would, in general, be taxable to shareholders, including holders at that time of Shares acquired upon the exercise of the Rights. See "Taxation" in this Prospectus and "Taxation -- United States Federal Income Taxes -- General," "-- Distributions" and "-- Non-U.S. Shareholders" in the SAI.

        Investments in Brazil. Investing in securities of Brazilian companies and of the Government (the "Government") of the Federative Republic of Brazil ("Brazil") involves certain considerations not typically associated with investing in securities of United States companies or the United States government, including (1) investment and repatriation controls, which could affect the Fund's ability to operate, (2) fluctuations in the rate of exchange between the Real and the Dollar, (3) the greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets, (4) Brazil's difficulties since the 1980s in complying with its debt and debt service obligations, (5) the effect that a current account deficit could have on economic stability and the Government's economic policy, (6) high rates of inflation, (7) governmental involvement in and influence on the private sector, (8) the sustainability of the Plano Real and (9) political and other considerations. See generally "Risk Factors and Special Considerations."

        Non-Diversified Status. The Fund is classified as a "non-diversified" investment company under the U.S. Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund is not limited by the 1940 Act as to the percentage of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in a smaller number of issuers, and, as a result, may be subject to greater risk with respect to portfolio securities.

        Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from net asset value. Since the Fund's commencement of operations in 1988, the Fund's shares have traded at both a discount and a premium in relation to net asset value. The Fund cannot predict whether the Common Stock will in the future trade at a premium or discount to net asset value. The risk of the Common Stock trading at a discount is a risk separate from the risk of a decline in the Fund's net asset value. See "Market and Net Asset Value Information" in this Prospectus and "Net Asset Value" in the SAI.

        Charter Provisions. Certain anti-takeover provisions will make a change in the Fund's business or management more difficult without the approval of the Fund's Board of Directors and may have the effect of depriving stockholders of an opportunity to sell their shares at a premium above the prevailing market price. See "Common Stock -- Special Voting Provisions."

                              FINANCIAL HIGHLIGHTS

        This table presents selected data for a share of the Fund's Common Stock outstanding throughout each period and other performance information derived from the Fund's financial statements, which have been audited by Price Waterhouse LLP, independent accountants, and from market price data. This information should be read in conjunction with the Financial Statements and Notes thereto as of June 30, 1995 and the related Report of Independent Accountants which appear in the SAI.

                                                                 FOR THE FISCAL YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------------------------
                                                                                                                     FOR THE PERIOD
                                    SIX                                                                               APRIL 8, 1988
                                   MONTHS                                                                           (COMMENCEMENT OF
                                    ENDED                                                                             OPERATIONS) TO
Per Share Operating                JUNE 30,                                                                            DECEMBER 31,
 Performances                       1995               1994       1993    1992      1991    1990      1989                 1988
---------------------------        -------           --------   -------  ------   -------  -------   ------            -------------
Net Asset Value, Beginning
   of Period..................... $    31.10           $20.98   $14.12   $13.80   $  5.97  $ 18.85   $ 12.90                11.54(d)
  Net Investment Income
   (Loss)(a).....................        .26             (.17)     .10      .19       .95     1.32       .88                  .42
  Net Realized and
   Unrealized Gain (Loss)
    on Investment
     Transactions(a).............      (6.65)           12.75     7.58      .79      6.88   (14.08)     8.25                 1.63
Total From Investment
 Operations......................      (6.39)           12.58     7.68      .98      7.83   (12.76)     9.13                 2.05
Less Distributions From:
  Net Investment Income..........         --               --     (.08)      --        --     (.12)      .89                  .41
  Net Realized Gains on
   Investments...................       (.24)           (2.46)    (.74)    (.66)       --       --     (1.36)                (.28)
  Paid-in Capital................         --               --       --       --        --       --      (.93)                  --
Total Distributions..............       (.24)           (2.46)    (.82)    (.66)       --     (.12)    (3.18)                (.69)
Net Asset Value, End of Period... $    24.47           $31.10   $20.98   $14.12   $ 13.80  $  5.97   $ 18.85              $ 12.90
Market Value, End of Period...... $    25.13           $33.00   $21.13   $13.63   $ 14.75  $  6.63   $ 12.88              $  7.88
TOTAL INVESTMENT RETURN
Per Share Market Value (%).......  (23.10)**            69.81    60.89    (3.91)   122.64   (47.98)   105.82               (31.25)
Per Share Net Asset Value (%)(b).  (20.50)**            61.09    54.19     6.43    131.16   (67.98)    83.96                21.99


RATIOS AND SUPPLEMENTAL  DATA
Net Assets, End of Period
 ($ millions) ..................         297              377      254      171       167       72       227                  155
Ratio of Operating
 Expenses to Average Net
  Assets (%) (c)................        1.67*            1.71     1.84     2.22      2.15     2.25      2.01                 1.90*
Ratio of Net Investment
 Income (Loss) to Average
  Net Assets (%)................        2.02*            (.58)     .56     1.13      8.13    11.27      4.76                 4.70*
Portfolio Turnover Rate (%).....        9.91*            5.76     4.67     7.94     12.69     4.31     14.02                  .74*
--------------------------

(a) Realized and unrealized currency losses on the Fund's interest bearing accounts amounted to $.31, $.86 and $2.96 per share in 1992, 1991 and 1990 respectively, of which $1.27 per share included in net investment income in 1990.

(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund during each period.

(c) For the years ended December 31, 1993, 1992, 1990 and 1989 the ratio of expenses, including the Brazilian repatriation tax, to average net assets was 2.22%, 2.39%, 2.56% and 3.00%, respectively.

(d) Beginning per share amount reflects $12.50 initial public offering price net of underwriting discount and offering expenses ($.96 per share).

 *  Not annualized.

 ** Annualized.

                     MARKET AND NET ASSET VALUE INFORMATION

  The Fund's outstanding Common Stock is, and the Shares will be, listed on the NYSE and admitted to trading but not listed on the CSE. The Fund's shares commenced trading on the NYSE on March 31, 1988 and on the CSE on May 28, 1988. The following table shows for the periods indicated (1) the high and low sales prices for transactions in the Fund's shares on the NYSE Composite Tape, (2) the net asset value as determined on the date closest to each quotation and (3) the discount or premium to net asset value (expressed as a percentage) represented by the quotation.


                               High Sales        Net Asset       Premium         Low Sales     Net Asset      Premium
           Period                Price             Value        (Discount)         Price        Value       (Discount)
---------------------------    --------          --------      -----------        -------       -------     ----------
Jan. 1 - March 31, 1993....      16.50             16.82         (0.02)            13.38         14.70        (0.09)
April 1 - June 30, 1993....      18.88             19.35         (0.02)            14.25         16.02        (0.11)
July 1 - Sep. 30, 1993.....      20.88             27.66         (0.08)            15.88         17.94        (0.12)
Oct. 1 - Dec. 31, 1993.....      22.00             20.83          0.06             17.63         20.70        (0.15)
Jan. 1 - March 31, 1994....      31.75             29.78          0.07             19.75         20.98        (0.06)
April 1 - June 30, 1994....      25.63             27.05         (0.05)            18.75         19.07        (0.02)
July 1 - Sep. 30, 1994.....      36.13             37.44         (0.04)            23.25         22.38         0.04
Oct. 1 - Dec. 31, 1994.....      36.88             35.83          0.03             30.38         30.59        (0.01)
Jan. 1 - March 31, 1995....      32.88             31.09          0.06             19.00         22.42        (0.15)
April 1 - June 30, 1995....      29.13             26.26          0.11             22.75         22.36         0.02
July 1 - September 30, 1995      28.75             26.13          0.10             24.88         24.43         0.02

  Since commencement of the Fund's operations in 1988, the Fund's shares have traded in the market above, at and below net asset value. Since 1993, the Fund's shares have generally traded at a slight discount to net asset value. Shares of closed-end investment companies frequently trade at a discount to net asset value. The Fund cannot predict whether the Fund's shares will in the future trade at a premium or discount to net asset value, or the level of such premium or discount. On ___________, 1995, the last price of the Fund's shares on the NYSE Composite Tape was $______, which represented a [premium/discount] of ____% [above/below] the net asset value per share of $_____ (which reflects a dividend of $___ per share payable on October __, 1995 to shareholders of record as of October ____, 1995).

                                    THE FUND

  The Fund, incorporated in Maryland on September 25, 1987, is a non-diversified, closed-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was the first vehicle for investing in Brazilian securities to be registered for public offering in the United States.

  The Fund's investment objective is long-term capital appreciation through investment in securities, primarily equity securities, of Brazilian issuers.
The Fund's policy is normally to invest at least 70% of its total assets in common and preferred stocks of companies registered with the Brazilian Securities Commission and listed on the Brazilian stock exchanges (the "Stock Exchanges") or traded in Brazilian over-the-counter markets. The Fund is designed to be a vehicle for international investment by United States and other investors who desire to participate in the Brazilian securities market. The Fund's Manager is Scudder, Stevens & Clark, Inc., a United States investment counsel firm. Banco Icatu S.A. acts as Brazilian Adviser to the Manager, and Banco de Boston S.A. acts as Brazilian Administrator. See "Investment Advisers and Administrator."

  As of __________, 1995, the Fund's net asset value was $________. As of _________, 1995, ___% of the Fund's investments consisted of Brazilian common and preferred stocks, with the balance invested in short-term investments.

                                   THE OFFER

TERMS OF THE OFFER

  The Fund is issuing Rights to subscribe for the Shares to Record Date Shareholders. Each Record Date Shareholder is being issued one transferable Right for each share of Common Stock owned on the Record Date. For purposes of determining the maximum number of Shares an Exercising Rights Holder may acquire pursuant to the Offer, broker-dealers whose Shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are issued to Cede or such other depository or nominee on their behalf. No fractional Rights or Shares will be issued. The Rights entitle the holders thereof to acquire at the Subscription Price one Share for each _____ Rights held (the "Primary Subscription"). Any Record Date Shareholder who is issued fewer than ____ Rights may subscribe, at the Subscription Price, for one full Share. The Rights are evidenced by Subscription Certificates which will be mailed to Record Date Shareholders, except that Subscription Certificates will not be mailed to Foreign Record Date Shareholders. The Rights to which such Subscription Certificates relate will be held by the Subscription Agent for such Foreign Record Date Shareholders' accounts until instructions are received to exercise, sell or transfer the Rights. If no instructions have been received by 12:00 noon, New York City time, on ____________, 1995, two Business Days prior to the Expiration Date, the Rights of those Foreign Record Date Shareholders will be transferred by the Subscription Agent to the Dealer Manager, who will either purchase the Rights or use its best efforts to sell the Rights on the NYSE. The net proceeds from the sale of those Rights by the Dealer Manager will be remitted to the Foreign Record Date Shareholders. See "Sale of Rights -- Sales through Subscription Agent and Dealer Manager."

  Completed Subscription Certificates may be delivered to the Subscription Agent at any time during the Subscription Period, which commences on the date of this Prospectus and ends at 5:00 p.m., New York City time, on __________, 1995, the Expiration Date (unless extended by the Fund). Parties that purchase Rights prior to the Expiration Date ("Rights Holders") may also purchase Shares in the Primary Subscription. All Rights may be exercised immediately upon receipt and until 5:00 p.m. on the Expiration Date.

  Any Record Date Shareholder who fully exercises all Rights initially issued to him (other than those Rights which cannot be exercised because they represent the right to acquire less than one Share) is entitled to subscribe for Shares which were not otherwise subscribed for by Exercising Rights Holders on the Primary Subscription. Record Date Shareholders such as broker-dealers, banks, and other professional intermediaries, who hold shares on behalf of clients, may participate in the Over-Subscription Privilege for a client if the client fully exercises all Rights attributable to him. Shares acquired pursuant to the Over-Subscription Privilege may be subject to allotment, which is more fully discussed below under "Over-Subscription Privilege."

  Rights will be evidenced by Subscription Certificates (see Appendix B) and may be exercised by completing a Subscription Certificate and delivering it, together with payment, either by means of a notice of guaranteed delivery or a check, to the Subscription Agent. The method by which Rights may be exercised and Shares paid for is set forth below in "Exercise of Rights" and "Payment for Shares." An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a notice of guaranteed delivery or a check. See "Payment for Shares" below. Shares issued pursuant to an exercise of Rights will be listed on the NYSE and admitted to trading but not listed on the CSE.

  The Rights are transferable until the Expiration Date and will be admitted for trading on the NYSE. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels, or delivered at or before 5:00 p.m., New York City time, on ___________, 1995, to the Subscription Agent for sale through the Dealer Manager. The Fund has used its best efforts to ensure that an adequate trading market for the Rights will exist, although no assurance can be given that a market for the Rights will develop. Trading in the Rights on the NYSE may be conducted until and including the close of trading on the last NYSE trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below in "Sale of Rights." The underlying Shares will also be admitted for trading on the NYSE. Since fractional Shares will not be issued, Record Date Shareholders who receive fewer than ____ Rights will be entitled to purchase one Share. Record Date Shareholders who, after exercising their Rights, are left with fewer than _____ Rights, will be unable to exercise such Rights and will not be entitled to receive any cash, from the Fund, in lieu of such remaining Rights. However, the Subscription Agent will automatically request the Dealer Manager to attempt to sell the number of Rights which a Record Date Shareholder is unable to exercise for such reason after return of a completed and fully exercised Subscription Certificate to the Subscription Agent at or before 5:00 p.m., New York City time, on ______, 1995, and the Subscription Agent will remit the proceeds of any such sale, net of commissions, to the Record Date Shareholder.

  The distribution to Record Date Shareholders of transferable Rights which themselves may have intrinsic value will also afford non-participating Record Date Shareholders the potential of receiving a cash payment upon sale of such Rights, which may be viewed as compensation for the possible dilution of their interest in the Fund.

PURPOSE OF THE OFFER

  The Board of Directors of the Fund has determined that it would be in the best interests of the Fund and its shareholders to increase the assets of the Fund available for investment so that the Fund will be in a better position to take
advantage of investment opportunities in Brazil.   The Fund believes that the
proceeds of the Offer will permit it to take advantage of the new investment opportunities that the Fund anticipates in Brazil without having to sell existing portfolio holdings, which would, in general, cause gains recognized by the Fund on appreciated positions to become taxable to shareholders. In addition, the Offer affords existing shareholders the opportunity to purchase additional shares of the Fund's Common Stock at a price that may be below market value and/or net asset value without incurring the transaction costs associated with open-market purchases.

  The Manager and the Brazilian Adviser will benefit from the Offer because their fees are based on the average daily net assets of the Fund. It is not possible to state precisely the amount of additional compensation the Manager and the Brazilian Adviser will receive as a result of the Offer because it is not known how many Shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, in the event that all the Rights are exercised in full and net proceeds of the Offer are $______, the Manager and the Brazilian Adviser would receive additional annual advisory fees (net, in the case of the Manager, of the Brazilian Adviser's fee, which is paid by the Manager) of ______ and ______, respectively, based on the amount of such proceeds. Three of the Fund's seven Directors who voted to authorize the Offer are "interested persons" of the Fund as that term is defined in the 1940 Act. These three Directors could benefit indirectly from the Offer because of their affiliations with the Manager or the Brazilian Adviser. See "Investment Advisers and Administrator" in this Prospectus and "Directors and Officers" in the SAI.

  The Fund may, in the future and at its discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to the Offer. Any such future rights offering will be made in accordance with the 1940 Act.

OVER-SUBSCRIPTION PRIVILEGE

  Shares not subscribed for by Exercising Rights Holders will be offered, by means of the Over- Subscription Privilege, to the Record Date Shareholders who have exercised all exercisable Rights issued to them and who wish to acquire more than the number of Shares for which the Rights issued to them are exercisable. Record Date Shareholders such as broker-dealers, banks, and other professional intermediaries, who hold shares on behalf of clients, may participate in the Over-Subscription Privilege for a client if the client fully exercises all Rights attributable to him. Record Date Shareholders should indicate on their Subscription Certificates how many Shares they are willing to acquire pursuant to the Over-Subscription Privilege. If sufficient Shares remain, all over-subscriptions will be honored in full.

     If subscriptions for Shares pursuant to the Over-Subscription Privilege exceed the Shares available, the available Shares will be allocated among those who over-subscribe based on the number of Rights originally issued to them by the Fund. The percentage of remaining Shares each over-subscribing Record Date Shareholder may acquire may be rounded up or down to result in delivery of whole Shares. The allocation process may involve a series of allocations in order to ensure that the total number of Shares available for over-subscription is distributed on a pro rata basis (except to the extent that individual Record Date Shareholders request fewer shares pursuant to the Over-Subscription Privilege than would otherwise be their pro rata allocation).

     The Fund will not offer or sell any Shares which are not subscribed for pursuant to the Primary Subscription or the Over-Subscription Privilege.

  THE SUBSCRIPTION PRICE

     The Subscription Price for the Shares to be issued pursuant to the Rights will be $_____. The Fund does not have the right to withdraw the Offer after the Rights have been distributed.

     The Fund announced the Offer after the close of trading on the NYSE on _____, 1995. The net asset value per share of Common Stock at the close of business on ____, 1995 and on ____, 1995 was $____ and $____, respectively, and the last reported sale price of a share of the Fund's Common Stock on the NYSE Composite Tape on those dates was $_____ and $_____, respectively. The Subscription Price of $____ is approximately a ____% discount to the Fund's net asset value per share on _____, 1995. Information about the Fund's net asset value may be obtained by calling the Information Agent at (800) 223-2064 (toll free) or (212) 509-6240 (collect).

  EXPIRATION OF THE OFFER

     The Offer will expire at 5:00 p.m., New York City time, on ______, 1995, the Expiration Date (unless extended by the Fund). Rights will expire on the Expiration Date and thereafter may not be exercised.

  SUBSCRIPTION AGENT

     The Subscription Agent, The First National Bank of Boston, will receive for its administrative, processing, invoicing and other services as Subscription Agent a fee estimated to be $______, including reimbursement for all out-of-pocket expenses related to the Offer. Questions regarding the Subscription Certificates should be directed to BancBoston State Street Investor Services, 150 Royall Street, Canton, Massachusetts 02021 (telephone (617) 575-2700). Shareholders may also consult their brokers or nominees. Signed Subscription Certificates (see Appendix B) should be sent to BancBoston State Street Investor Services, by one of the methods described below:

  (1) BY MAIL:                  [The First National Bank of Boston
                                Shareholder Services Division
                                P.O. Box 1889
                                Mail Stop 45-01-19
                                Boston,
                                Massachusetts  02105

  (2) BY HAND:                  BancBoston Trust Company of New York
                                55 Broadway, Third Floor
                                New York, New York 10006

  (3) BY OVERNIGHT COURIER:             The First National Bank of Boston
                                        Shareholder Services Division
                                        Mail Stop 45-01-19
                                        150 Royall Street
                                        Canton, Massachusetts  02021]


  (4) BY FACSIMILE (TELECOPIER): (617) 575-2232, with the original Subscription
                                 Certificate to be sent by mail, hand or
                                 overnight courier. Confirm facsimile by
                                 telephone to (617) 575-2700.

     DELIVERY BY METHODS OTHER THAN THOSE STATED ABOVE WILL NOT CONSTITUTE GOOD DELIVERY.

  INFORMATION AGENT

     Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address listed below:

                                Georgeson & Company Inc.
                                Wall Street Plaza
                                New York, New York 10005

                                Toll Free: (800) 223-2064

                                      or

                                Call Collect: (212) 509-6240

     The Information Agent will receive a fee estimated to be $_____, and reimbursement for all out-of-pocket expenses related to the Offer.

  SALES OF RIGHTS

     Sales through Subscription Agent and Dealer Manager. Record Date Shareholders who do not wish to exercise any or all of their Rights may instruct the Subscription Agent to sell any unexercised rights through the Dealer Manager. Subscription Certificates representing the Rights to be sold by the Dealer Manager must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on ______, 1995. Upon the timely receipt by the Subscription Agent of appropriate instructions to sell Rights, the Subscription Agent will request the Dealer Manager to use its best efforts to complete the sale and the Subscription Agent will remit the proceeds of the sale, net of commissions, to the Record Date Shareholders. If the Rights can be sold, sales of such Rights will be deemed to have been effected at the weighted-average price received by the Dealer Manager on the day such Rights are sold. The selling Record Date Shareholder will pay all brokerage commissions incurred by the Dealer Manager. The Dealer Manager will also attempt to sell all Rights which remain unclaimed as a result of Subscription Certificates being returned by the postal authorities to the Subscription Agent as undeliverable as of the fourth Business Day prior to the Expiration Date. Such sales will be made net of commissions on behalf of the non-claiming Record Date Shareholders. The Subscription Agent will hold the proceeds from those sales for the benefit of such non-claiming Record Date Shareholder until such proceeds are either claimed or escheat. There can be no assurance that the Dealer Manager will be able to complete the sale of any such Rights and neither the Fund nor the Subscription Agent nor the Dealer Manager has guaranteed any minimum sales price for the Rights. All such Rights will be sold at the market price, if any, on the NYSE.

     Other Transfers. The Rights evidenced by a Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the instructions accompanying the Subscription Certificate. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Subscription Agent a

  Subscription Certificate properly endorsed for transfer, with instructions to register such portion of the Rights evidenced thereby in the name of the transferee and to issue a new Subscription Certificate to the transferee evidencing such transferred Rights. In such event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Record Date Shareholder or, if the Record Date Shareholder so instructs, to an additional transferee.

     Record Date Shareholders wishing to transfer all or a portion of their Rights should allow at least five Business Days prior to the Expiration Date for (i) the transfer instructions to be received and processed by the Subscription Agent; (ii) a new Subscription Certificate to be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any; and
  (iii) the Rights evidenced by such new Subscription Certificate to be exercised or sold by the recipients thereof. Neither the Fund nor the Subscription Agent nor the Dealer Manager shall have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

     Except for the fees charged by the Subscription Agent and Dealer Manager (which will be paid by the Fund), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of such commissions, fees or expenses will be paid by the Fund, the Subscription Agent or the Dealer Manager.

     The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Primary Subscription (but not the Over-Subscription Privilege) may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as "DTC Exercised Rights"). The holder of a DTC Exercised Right who was a Record Date Shareholder may exercise the Over-Subscription Privilege in respect of such DTC Exercised Right by properly executing and delivering to the Subscription Agent, at or prior to 5:00 p.m., New York City time, on the Expiration Date, a DTC Participant Over-Subscription Form (see Appendix D), together with payment of the Subscription Price for the number of Shares for which the Over-Subscription Privilege is to be exercised. Copies of the DTC Participant Over-Subscription Form may be obtained from the Subscription Agent.

  EXERCISE OF RIGHTS

     Rights may be exercised by filling in and signing the reverse side of the Subscription Certificate which accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment for the Shares as described below under "Payment of Shares." Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under "Payment of Shares") at the offices of the Subscription Agent at the address set forth above. Rights may also be exercised through an Exercising Rights Holder's broker, who may charge a fee in connection with such exercise.

     Nominees who hold shares of Common Stock for the account of others, such as brokers, trustees or depositories for securities, should notify the respective beneficial owners of such shares of Common Stock as soon as possible to ascertain such beneficial owners' intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment. In addition, beneficial owners of Common Stock or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with the beneficial owner's instructions.

     A Record Date Shareholder who is issued fewer than _____ Rights may subscribe, at the Subscription Price, for one full Share. Fractional Shares will not be issued, and Record Date Shareholders who, upon exercising their Rights, are left with fewer than _____ Rights will not be able to exercise such remaining Rights. However, the Dealer Manager will automatically either purchase or attempt to sell the number of Rights which a Record Date Shareholder is unable to exercise for this reason after the return of a completed and signed Subscription certificate received by the Subscription Agent on or before 5:00 p.m., New York City time, on _____, 1995 and the Subscription Agent will remit the proceeds of such sale net of commissions to such Record Date Shareholder.

  EXERCISE OF THE OVER-SUBSCRIPTION PRIVILEGE

     Record Date Shareholders who fully exercise all Rights held by them on the Expiration Date may participate in the Over-Subscription Privilege by indicating on their Subscription Certificate the number of Shares they are willing to acquire pursuant thereto. There is no limit on the number of Shares for which Record Date Shareholders may seek to subscribe pursuant to the Over-Subscription Privilege. If sufficient Shares remain after the Primary Subscription, all over-subscriptions will be honored in full; otherwise the number of Shares issued to each Record Date Shareholder participating in the Over-Subscription Privilege will be allocated as described above under "Over-Subscription Privilege."

     Banks, brokers and other nominee holders of Rights will be required to certify to the Fund, before any Over-Subscription Privilege may be exercised as to any particular beneficial owner, as to (i) the aggregate number of Rights exercised pursuant to the Primary Subscription, (ii) the number of Shares subscribed for pursuant to the Over-Subscription Privilege by such beneficial owner, and (iii) that such beneficial owner's Primary Subscription was exercised in full.

  PAYMENT FOR SHARES

     Exercising Rights Holders who acquire Shares in the Primary Subscription and Record Date Shareholders who acquire Shares pursuant to the Over-Subscription Privilege may choose between the following methods of payment:

     (1) An Exercising Rights Holder may send the Subscription Certificate together with payment for the Shares acquired in the Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders) to the Subscription Agent. Subscriptions will be accepted when payment, together with the executed Subscription Certificate, is received by the Subscription Agent; such payment and Subscription Certificates are to be received by the Subscription Agent no later than 5:00 p.m., New York City time, on the Expiration Date. The Subscription Agent will deposit all checks received by it for the purchase of Shares into a segregated interest-bearing account of the Fund (the interest from which will belong to the Fund) pending proration and distribution of Shares. A PAYMENT PURSUANT TO THIS METHOD MUST BE IN U.S. DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE UNITED STATES, MUST BE PAYABLE TO THE BRAZIL FUND, INC. AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE FOR SUCH SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

     (2) Alternatively, a subscription will be accepted by the Subscription Agent if, prior to 5:00 p.m., New York City time, on the Expiration Date, the Subscription Agent has received a notice of guaranteed delivery (see Appendix
  C) by facsimile (telecopy) or otherwise from a bank, a trust company, or a NYSE member guaranteeing delivery of (i) payment of the full Subscription Price for the Shares subscribed for on Primary Subscription and any additional Shares subscribed for pursuant to the Over-Subscription Privilege (for Record Date Shareholders), and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a notice of guaranteed delivery unless a properly completed and executed Subscription Certificate and full payment for the Shares is received by the Subscription Agent by the close of business on the third Business Day after the Expiration Date (the "Protect Period").

     Within five Business Days following the Protect Period (the "Confirmation Date"), the Subscription Agent will send to each Exercising Rights Holder (or, if the shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), the share certificates representing the Shares purchased pursuant to the Primary Subscription (and, if applicable, the Over-Subscription Privilege), along with a letter explaining the allocation of Shares pursuant to the Over-Subscription Privilege. Any excess payment to be refunded by the Fund to a Record Date Shareholder who is not allocated the full amount of Shares subscribed for pursuant to the Over-Subscription Privilege will be mailed by the Subscription Agent. An Exercising Rights Holder will have no right to rescind a purchase after the Subscription Agent has received payment, either by means of a notice of guaranteed delivery or a check.

  DELIVERY OF SHARE CERTIFICATES

     Certificates representing Shares purchased pursuant to the Primary Subscription will be delivered to Exercising Rights Holders as soon as practicable after the corresponding Rights have been validly exercised and full payment for such Shares has been received and cleared. Certificates representing Shares purchased pursuant to the Over-Subscription Privilege will be delivered to Record Date Shareholders as soon as practicable after the Expiration Date and all allocations have been effected. Shares purchased by participants in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") will be held by the Plan Agent in uncertificated form. See "Dividends and Distributions; Dividend Reimbursement and Cash Purchase Plan."

  DISTRIBUTION ARRANGEMENTS

     The Dealer Manager is Smith Barney Inc., 388 Greenwich Street, New York, New York 10013. Under the terms and subject to the conditions contained in a Dealer Manager Agreement dated the date of this Prospectus, the Dealer Manager provides marketing assistance and financial advisory services in connection with the Offer and will solicit the exercise of Rights by Record Date Shareholders. In addition, the Dealer Manager has agreed with the Fund to form and manage the Selling Group Members to (a) solicit the exercise of Rights and
  (b) sell to the public Shares purchased by the Dealer Manager from the Fund as a result of the purchase and exercise of Rights by the Dealer Manager. The Fund has agreed to pay the Dealer Manager a fee equal to [ ]% of the aggregate Subscription Price for the Shares (which, if all Shares are subscribed for, will result in a fee of $_____) for its marketing and financial advisory services, including advice with respect to the advisability, timing, size and Subscription Price of the Offer and the coordination of soliciting efforts among soliciting dealers, the Subscription Agent and the Information Agent. The Fund has also agreed to reimburse the Dealer Manager for its out-of-pocket expenses in connection with the Offer up to an aggregate of $______.

     Pursuant to the Dealer Manager Agreement, the Fund has agreed to pay fees equal to [ ]% of the Subscription Price to the Dealer Manager and each Selling Group Member for each Share either issued upon the exercise of Rights as a result of the Dealer Manager's or Selling Group Member's soliciting efforts or purchased by the Dealer Manager for sale to the public, and to the Dealer Manager for each Share issued upon the exercise of Rights but for which no dealer designation was made on the related Subscription Certificate or for which no other securities dealer is receiving soliciting fees due to the maximum fee which is payable to a securities dealer who is not a Selling Group Member.

     The Fund has also agreed that, with respect to Rights exercised not as a result of the selling or soliciting efforts of the Selling Group Members, the Fund will pay a Soliciting Dealer Fee equal to [ ]% of the Subscription Price to each securities dealer who is not a Selling Group Member but who is a member of the National Association of Securities Dealers, Inc. and who has executed and delivered a Soliciting Dealer Agreement and solicited the exercise of such Rights, subject generally to a maximum fee based upon the number of shares of Common Stock held by such dealer through The Depository Trust Company on the Record Date.

     In addition, the Fund will indemnify the Dealer Manager with respect to certain liabilities, including liabilities under the Securities Act of 1933, as amended. The Dealer Manager Agreement also provides that in rendering the services contemplated by the Dealer Manager Agreement, the Dealer Manager will not be subject to any liability to the Fund except in instances involving the Dealer

  Manager's gross negligence or willful misconduct, or for any act or omission on the part of any broker-dealer (other than the Dealer Manager or any of its affiliates) or any other person.

     Under applicable law, during the Subscription Period, the Dealer Manager may bid for and purchase Rights for certain purposes. Those purchases would be subject to certain price and volume limitations when the Common Stock is being stabilized by the Dealer Manager or when the Dealer Manager acquires the Rights without an offsetting short position in the Common Stock. Those limitations provide, among other things, that subject to certain exceptions, not more than one bid to purchase Rights may be maintained in any one market at the same price at the same time and that the initial bid for or purchase of Rights may not be made at a price higher than the highest current independent bid price on the NYSE. Any bid price may not be increased, subject to certain exceptions, unless the Dealer Manager has not purchased any Rights for a full Business Day or the independent bid price for those Rights on the NYSE has exceeded the bid price for a full Business Day.

     From the date of this Prospectus, the Dealer Manager and Selling Group Members may offer and sell shares of Common Stock at prices the Dealer Manager sets from time to time, which prices may be higher or lower than the Subscription Price. Prior to the Expiration Date, each of those prices when set will not exceed the higher of the last sale price or current asked price of the Common Stock on the NYSE, plus, in each case, an amount equal to an exchange commission, and any offering price set on any calendar day will not be increased more than once during that day. Any offering by the Dealer Manager or any Selling Group Members may include Shares acquired or to be acquired through the exercise of the Rights. As a result of those offerings, the Dealer Manager and Selling Group Members may realize profits or losses independent of its financial advisory fee and any Soliciting Fees it receives.

  U.S. FEDERAL INCOME TAX CONSEQUENCES; BRAZILIAN TAX CONSEQUENCES

     The U.S. Federal income tax consequences to Record Date Shareholders and Rights Holders with respect to the Offer will be as follows:

            1. The distribution of Rights to Record Date Shareholders will not result in taxable income nor will record Date Shareholders or Rights Holders realize taxable income as a result of the exercise of the Rights.

            2. The basis of a Right received by a Record Date Shareholder who exercises or sells the Right will be zero if the fair market value of the Right immediately after issuance is less than 15% of the fair market value of the Common Stock with regard to which the Right is issued (unless the Record Date Shareholder elects to allocate the basis of the Common Stock between the Right and the Common Stock based upon their respective fair market values immediately after the Right is issued). If the fair market value immediately after issuance of a Right received by a Record Date Shareholder who exercises or sells the Right is 15% or more of the fair market value of the Common Stock with regard to which it is issued, the basis of the Right will be a portion of the basis of the Common Stock, based upon the respective fair market values of the Right and the Common Stock immediately after the Right is issued. In the case of a Record Date Shareholder who receives a Right and who allows the Right to expire, the basis of the Right will be zero. In the case of a Rights Holder who purchases a Right in the market, the basis of the Right will be the purchase price for the Right.

            3. The holding period of a Right received by a Record Date Shareholder includes the holding period of the Common Stock.

            4. Any gain or loss on the sale of a Right will be treated as a capital gain or loss if the Right is a capital asset in the hands of the seller. Such a capital gain or loss will be long- or short-term, depending on how long the Right has been held, in accordance with paragraph 3 above. If a Right is allowed to expire, there will be no loss realized unless the Right was acquired by purchase, in which case there will be a loss equal to the basis of the Right.

            5. If a Right is exercised by the Record Date Shareholder or Rights Holder, the basis of the Common Stock received will include the basis of the Right (see paragraph 2 above) and the amount paid upon exercise of the Right.

            6. If a Right is exercised, the holding period of the Common Stock acquired begins on the date the Right is exercised.

            7. Gain recognized by a non-U.S. shareholder on the sale of a Right will be taxed in the same manner as gain recognized on the sale of Common Stock. See "Taxation -- United States Federal Income Taxes -- Non-U.S. Shareholders" in the SAI.

     Proceeds from the sale of a Right may be subject to withholding of U.S. taxes at the rate of 31% unless the seller's certified U.S. taxpayer identification number (or certificate regarding foreign status) is on file with the Subscription Agent and the seller is not otherwise subject to U.S. backup withholding. The 31% withholding tax is not an additional tax. Any amount withheld may be credited against the seller's U.S. Federal income tax liability.

     The foregoing is only a summary of the applicable U.S. Federal income tax law and does not include any state, local or non-U.S. tax consequences with respect to the Offer. Investors should consult their tax advisers regarding specific questions as to U.S. Federal, state, local and non-U.S. taxes.

     Under Brazilian law:

            1. The issuance of the Rights by the Fund is not a taxable event and will not result in the imposition of any Brazilian tax on either the Fund or its shareholders.

            2. The exercise of the Rights by the Record Date Shareholders or Rights Holders and the purchase of additional shares of the Fund's Common Stock as a result thereof are not taxable events and will not result in the imposition of any Brazilian tax on either the Fund or its shareholders.

            3. Any gain on the sale of a Right will not result in the imposition of any Brazilian tax on a shareholder not domiciled in Brazil.

  NOTICE OF NET ASSET VALUE DECLINE

     The Fund has, as required by the Commission's registration form, undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of the Fund's Registration Statement, the Fund's net asset value declines more than 10% from its net asset value as of that date.


                                USE OF PROCEEDS

     The net proceeds of the Offer, assuming that all of the Rights are exercised, are estimated at approximately $_______ after deducting expenses payable by the Fund of approximately $______. There can be no assurance that all of the Rights will be exercised. The net proceeds of the Offer will be used by the Fund for investment in accordance with its investment objective and policies. See "Investment Objective and Policies." The Fund expects that it will invest the proceeds in a manner designed to avoid disruption of trading on the Stock Exchanges by investing in Brazilian securities over such period of time and in such amounts as are intended to minimize market impact. The Manager currently expects that investment of the proceeds should be substantially completed within six months of the closing of the Offer.
  Pending investment, the proceeds will be temporarily invested in short-term debt securities of the type described under "Investment Objective and Policies."

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Brazilian issuers. This objective may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. As used in this Prospectus, "a majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

     In pursuing its investment objective, the Fund is subject to restrictions with respect to its portfolio of investments held in Brazil (the "Portfolio"), which restrictions at present are imposed by regulations (the "Regulations") promulgated by the Brazilian Monetary Council (the "Monetary Council"). See "Investment Restrictions" for a summary of all restrictions in the Regulations relating to the composition of the Portfolio. In addition, the Fund is subject to restrictions imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxation -- United States Income Taxes" in the SAI.

     It is the policy of the Fund normally to invest at least 70% of its total assets in common and preferred stocks of companies registered with the Brazilian Securities Commission and listed on the Stock Exchanges or traded in over-the-counter markets. The Fund may only invest in the over-the-counter market organized by entities accredited by the Brazilian Securities Commission. As no entities have yet been so accredited, the Fund is not currently permitted to invest in Brazil's over-the-counter market. It is expected that the balance of the Fund's assets normally will be invested in short-term investments. Pending investment in Brazilian securities, the Fund will invest the net proceeds of the Offer in Dollar-denominated money market instruments of United States issuers, such as: short-term (less than 12 months to maturity) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; finance company and corporate commercial paper, in each case rated Prime 1 by Moody's Investors Service, Inc. or A or better by Standard & Poor's or, if unrated, of comparable quality as determined by the Manager; short-term obligations (including certificates of deposit and banker's acceptances) of U.S. banks, including foreign branches of such banks, that are members of the Federal Reserve System and savings associations that are members of the Federal Home Loan Bank System; and related repurchase agreements. As current income is not an investment objective of the Fund, the income earned on such debt securities will be incidental to achieving the Fund's investment objective of long-term capital appreciation. The Manager may invest in short-term debt securities for reserves for anticipated expenditures and for temporary defensive purposes.

     The Fund invests its assets in a broad spectrum of Brazilian industries. See "The Brazilian Securities Market -- The Secondary Market." In selecting industries and companies for investment, the Manager considers overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation, management, price of the securities and other factors. See "Foreign Investment and Exchange Controls in Brazil" for a description of restrictions on foreign investments in some sectors of Brazilian economic activity. The Fund invests principally in securities of established companies, although investments may be made in securities of new or little-known companies.

     For temporary defensive purposes, the Fund may depart from its investment policy. During periods in which changes in Brazilian market, economic or political conditions warrant, the Fund may reduce its position in equity securities and increase its position in debt securities or in short-term indebtedness, or hold cash. The Regulations require, however, that investments in Brazilian common and preferred stocks, as a percentage of the total value of the investments in the Portfolio, be at least 35% on any day and should be at least 70% on average, as tested over a 720-day period. These requirements may limit the Fund's ability to make defensive investments during a period in which the Fund's Manager believes that such investments are warranted. The Fund has requested confirmation from the Brazilian

  Securities Commission that the Fund will have one year from the date of completion of the Offer to adapt its portfolio to meet these requirements. See "Investment Restrictions" in the SAI.

     Since the Fund is a non-diversified company, there is no investment restriction on the percentage of the Fund's total assets that may be invested at any time in the securities of any issuer other than the diversification requirements under the Fund's investment restrictions, which prevent the Fund from purchasing a security that would result in more than 25% of the Fund's assets being invested in a single industry or more than 10% in a single issuer, the diversification requirements applicable to the Portfolio under the Regulations, and the diversification requirements applicable to regulated investment companies under the Code. See "Investment Restrictions" and "Taxation -- United States Federal Income Taxes." While the relatively greater concentration in securities of fewer issuers permitted to the Fund reduces diversification of risk and could result in greater fluctuation in the prices of the Fund's portfolio securities, it also reflects the Brazilian securities market in that securities of relatively few companies account for a greater share of the capitalization of the market than is the case in the United States. See "The Brazilian Securities Market -- The Secondary Markets."

     The Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade in securities for short-term gain. The annual portfolio turnover rate for the years ended December 31, 1993 and 1994 was 4.67% and 5.76%, respectively, and the annualized portfolio turnover rate for the nine-month period ended September 30, 1995 was ____%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less.


                          CERTAIN INVESTMENT PRACTICES


     The Fund's investment policies permit it to enter into futures and forward contracts for foreign currency, futures contracts on stock indices, options on stock indices, futures contracts on gold and other precious metals and certain repurchase agreements and to write call options on stocks. Under current U.S. law, the Fund may not enter into futures contracts on Brazilian stock indices, and due to recent changes to the Regulations introduced by the Monetary Council, the Fund is currently prevented from trading in derivatives on the options, futures and forward markets, even for the purpose of hedging positions taken by the Fund in the cash market, and acquiring fixed-income securities (with the exception of (i) Agrarian Debt Notes (notes issued by the National Treasury in order to finance the Government's expropriation of areas subject to farm reformt, (ii) Brazilian Development Fund ("BDF") obligations (bonds issued by the BDF to finance investments in Brazil to foster domestic development) ("BDF Bonds"), and (iii) debentures of Siderurgia Brasileira S.A., a joint-stock company in which the Government is the majority shareholder and which engages in activities related to the steel production sector).

     Under Resolution No. 1289 of March 20, 1987 ("Resolution 1289"), which governs investment companies, funds and portfolios (such as the Fund), the Fund was authorized to carry out transactions on the futures markets on foreign exchange rates, share indices and options thereof. Moreover, the Regulations also authorized the Fund to enter into repurchase agreements with respect to Government securities. However, on June 30, 1992, the Monetary Council issued Resolution No. 1935 ("Resolution 1935"), restricting transactions in derivatives carried out by investment companies, funds and portfolios under Resolution 1289 to the exclusive purpose of performing hedging transactions for the cash positions taken by these investment companies, funds and portfolios up to the limit of such positions.

     On December 17, 1993, the Monetary Council issued Resolution No. 2034 ("Resolution 2034") which prevented investment companies, funds and portfolios under Resolution 1289 from investing their funds in: (i) fixed-income securities, (ii) transactions on derivative markets other than for the hedging of spot positions, up to the amount thereof, and (iii) derivative transactions providing for fixed income streams.

     On August 10, 1995, the Monetary Council, by means of Resolution No. 2.188, revoked Resolution 1935, and amended Resolution 2034 so that investment companies, funds and portfolios (such as the Fund) regulated by Resolution 1289 cannot enter into transactions in the derivatives market, purchase fixed income securities (except for those referred to in clauses (i), (ii), (iii) and (iv) of the next paragraph), nor enter into transactions providing for fixed income streams.

     Accordingly, the Fund's assets may be invested in securities issued by publicly-held corporations (with the exception of fixed-income securities) and
  (i) Agrarian Debt Notes, (ii) BDF Bonds, (iii) debentures issued by Siderurgia Brasileira S.A., and (iv) other forms of investment expressly and jointly authorized by the Brazilian Securities Commission and the Central Bank.

     The abovementioned restrictions were imposed in order to avoid the inflow of foreign capital in Brazil for the purpose of trading on the derivatives markets and acquiring fixed income securities, due to Brazilian high interest rates, and were adopted as a measure to stabilize the economy.

     Certain provisions of the Code applicable to investment companies may limit the extent to which the Fund may enter into, and derive income from, forward and futures contracts (including futures contracts on gold and other commodities) and may also affect the character and timing of income, gain or loss recognized by the Fund from such transactions. See "Taxation -- United States Federal Income Taxes" in the SAI.

            Described below are certain transactions that are not currently permitted under the changes to the Regulations described above, but that the Fund might engage in if such restrictions were to be lifted in the future.

  FUTURES CONTRACTS

     In Brazil, futures contracts are standardized contracts for the future delivery of a commodity, security or index at a future date for an agreed price. As previously noted, under the Regulations, the Fund is permitted to enter into futures contracts only for foreign currency and for stock indices. Parties to futures contracts must make a good faith deposit, referred to as initial margin, that is a percentage of the value of the contract. Subsequent payments, called "variation margin," will be made on a daily basis as the price of the underlying commodity or index fluctuates, making the long and short positions in the futures contracts more or less valuable.

     Futures contract positions are typically liquidated by entering into an offsetting transaction on an exchange. If an offsetting contract is not entered into prior to the maturity of a contract, the parties must take or make delivery of the underlying commodity against payment of the agreed price, except in the case of certain futures contracts, including foreign currency and stock index contracts, which generally are settled by payments of cash.

     Commodity futures exchanges generally impose daily limits on permitted fluctuations in the price of futures contracts traded thereon. Consequently, in a period of widely fluctuating prices, it may be difficult for the Fund to liquidate a position. The Fund will only enter into a futures contract if in the Manager's view a liquid market exists for such contracts. There can, however, be no assurance that the Fund will be able to close out a contract in a particular case in a timely manner or at all, in which case the Fund may suffer a loss.

     The Fund may not enter into futures contracts if the aggregate amount of initial margin deposits on the Fund's futures positions would exceed 5% of the value of the Fund's total assets.

     While the Fund may enter into futures contracts for hedging purposes, changes in prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transaction. In the case of stock index futures contracts, there may be an imperfect correlation between the Fund's portfolio holdings of securities denominated in Reais and futures contracts entered into by the Fund. This imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of losses.

     The Fund does not intend to enter into futures contracts to protect the value of its portfolio securities on a regular basis. The Fund also will not enter into such futures contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Further, the Fund generally will not enter into a futures contract with a term of greater than one year.

  FUTURES CONTRACTS ON DOLLARS

     The Fund may enter into futures contracts for Dollars for hedging purposes. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in Reais, or when the Fund anticipates the receipt in Reais of dividends or interest payments on such a security that it holds, the Fund may desire to "lock in" the Dollar price of the security or the Dollar equivalent of such dividend or interest payment, as the case may be. In addition, when the Manager believes that the Real may suffer a substantial decline against the Dollar, it may enter into a futures contract to sell, for a fixed amount of Dollars, the amount of Reais approximating the value of some or all of the Fund's portfolio securities denominated in Reais.

  STOCK INDEX FUTURES CONTRACTS

     The Fund may seek to hedge all or a portion of its portfolio investments through the use of stock index futures contracts. A stock index futures contract is an agreement to take or make delivery of the securities underlying the index or of an amount of cash equal to the difference between the value of the index at the beginning and at the end of the contract period. Settlement of a stock index futures contract is normally by payment of cash. At present, the Fund is prohibited by the U.S. Commodity Exchange Act from purchasing or selling Brazilian stock index futures contracts. The Fund reserves the right to purchase and sell such contracts should such activities become lawful in the future, as a result of an application by the Fund or otherwise.

     If permitted to trade in stock index futures, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of equity securities in its portfolio that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may purchase stock index futures to gain rapid market exposure that may partly or entirely offset increases in the cost of the stocks that it intends to purchase. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position but, under unusual market conditions, a futures position may be terminated without the corresponding purchase of stocks. No assurance can be given that the Manager will be able to make successful use of stock index futures, if permitted to trade in them.

  FORWARD CONTRACTS ON CURRENCIES

     In order to hedge against exchange rate risks. the Fund may enter into forward contracts to purchase or sell Dollars. Forward currency contracts involve an obligation to purchase or sell Dollars for Reais, or Reais for Dollars, for an agreed price at a specified future date. These contracts are made in an over-the-counter market conducted directly between currency traders (usually large commercial banks and other institutions). At present, there is only a small forward market for foreign currencies in Brazil, and such market is limited to Dollars.

  REPURCHASE AGREEMENTS

     Repurchase agreements are contracts under which the seller of a security agrees at the time of sale to repurchase the security at an agreed-upon price and date. Such resale price reflects an agreed-upon interest rate effective for the period the security is held by the purchaser and is unrelated to the interest rate on the in strument. The staff of the Commission views repurchase agreements as loans collateralized by the underlying security.
  When the Fund enters into a repurchase agreement, the seller will be required to maintain the value of the securities subject to the repurchase agreement, marked to market daily, at not less than their repurchase price. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays and expenses in liquidating the underlying security, decline in its value and loss of interest. The Manager intends to monitor the seller's compliance with its obligation to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price, and also to review the creditworthiness of the Fund's counterparties in such transactions. At present, the Fund may enter into re purchase agreements in Brazil only with respect to Government securities.

     For information regarding certain investment restrictions applicable to the Fund, see "Investment Restrictions" in the SAI.


               FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN BRAZIL

  FOREIGN INVESTMENT CONTROL

     While current Brazilian law provides that foreign capital invested in Brazil will receive the same legal treatment as domestic capital, there are nonetheless certain limitations and controls that generally affect foreign investors in Brazil. All foreign investments must be registered with the Central Bank, which issues a Certificate of Registration of the foreign currency value of such investment. Without such registration, no remittances of dividends or profits may be made abroad, nor may any part of the original investment be repatriated.

     Upon the granting of the Fund's authorization by the Brazilian Securities Commission and the initial entry into Brazil of the Fund's capital, the Central Bank issued a Certificate of Registration. The Central Bank will be required to amend such Certificate upon each additional entry (including the entry of the proceeds of this offering) or any repatriation of the Fund's capital.

     Under current Brazilian law, the Fund is permitted to repatriate income received from dividends and interest earned on, and net capital gains from, the Portfolio. Under the Fund's authorization from the Brazilian Securities Commission, the Fund may also repatriate capital, but only: to enable the Fund to distribute all of its income and capital gains (as computed for U.S. Federal income tax purposes); to pay expenses incurred outside of Brazil; to repay borrowings made for temporary or emergency purposes; and to enable the Fund to distribute its assets in connection with the termination of the Fund, provided that the Fund's dissolution has been approved by holders of at least two-thirds of the fund's shares.

     In certain sectors of Brazilian economic activity foreign (and, in some cases, private domestic) capital participation is prohibited or restricted. There are currently very few publicly held companies in such sectors and, in most cases, only foreign investment in preferred shares of such companies is permitted. Accordingly, under current law and given the current universe of listed companies, these restrictions result in the Fund's being prohibited from buying voting common (but not preferred) shares of Petrobras (the Government oil monopoly) and the Banco do Brasil. The ownership by non-Brazilians of voting shares, or securities convertible into voting shares, of certain companies may be restricted by such companies' by-laws.

     Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, the Monetary Council may, for a limited period, (i)
                                                                      -
  determine that all or a portion of foreign currency exchange transactions be made only through the Central Bank; (ii) prohibit capital repatriation
                                  --
  remittances; and (iii) limit profit remittances abroad to 10% per annum of
                    ---
  capital and reinvested capital. This power has been exercised in a limited manner only twice -- for approximately eight months beginning in mid-1983 and
  for approximately eleven months from June 1989 to May 1990.   During those
  periods, remittances of capital and profits could only be made subject to the authorization of the Central Bank and delays not exceeding eight months were experienced by foreign investors, although interest was paid for the periods of the delays. Such restrictions, however, have not affected the Fund, which was expressly exempted by Comunicado DECAM n. 1. 169, issued by the Central Bank on July 11, 1989. Such relief was expressly limited to the restrictions imposed in 1989. If similar restrictions are imposed in the future, there can be no assurance that the Fund would be able to obtain similar relief from the
  Central Bank.   There can be no assurance that restrictions could not be
  imposed in the future, nor as to the duration of such restrictions if imposed. The Fund's Brazilian counsel has advised that, while the Brazilian statute does not define the term "limited period," the term denotes a period of time not in excess of the period during which conditions exist that warrant restrictions on remittances, namely, a serious imbalance in Brazil's balance of payments or serious reasons to foresee such an imbalance. Under present economic and political conditions in Brazil, the Manager does not believe that the restrictions referred to above will have a significant impact on the Fund's ability to operate, although there can be no assurance that restrictions could not be imposed in the future, nor as to the duration of such restrictions if imposed.

     If for any reason the Fund was unable to distribute substantially all of its net investment income (including net short-term capital gains) and net long-term capital gains (as defined for U.S. tax purposes) within applicable time periods, the Fund could be subject to U.S. Federal income and excise taxes which would not otherwise be incurred and might cease to qualify for the favorable tax treatment afforded to regulated investment companies under the Code, in which case it would become subject to U.S. Federal income tax on all of its income and gains. See "Taxation -- United States Income Taxes" in the SAI.

  BRAZILIAN EXCHANGE MARKETS

     For some time Brazil only had the official market, where exchange rates were administered by the Central Bank. Initially, rates were set at a fixed level for rather long periods, often followed by large devaluations, which would cause substantial distortions in the economy.

     This system was followed by mini-devaluations, where the exchange rate varied on a daily basis, somewhat pegged to inflation. While this was a better system, it did not fully prevent distortions as many times the accumulated daily devaluations were lower than real inflation for a given period, and maxi-devaluations would follow.

     In 1988 the tourism exchange market was created, where rates are freely negotiated. Use of this market was initially restricted to a fairly small number of transactions.

     In 1990 the former official market was allowed to trade at freely floating rates as well, thus becoming today's free rate exchange market. This market is usually referred to as the commercial market.

     Consequently, Brazil currently has two officially approved and supervised foreign exchange markets, both of them trading at freely floating rates:

     (a) the commercial market, valid for transactions previously approved by the Central Bank, primarily involving foreign trade, foreign currency financing and foreign investment; and

     (b) the floating rate market, valid for tourism and for a variety of other transactions that can be conducted on a general basis, without prior Central Bank approval for specific transactions, such as purchases of software, payment of tuition and payment of medical expenses, among others, on a continually expanding list. See Annex A, "The Federative Republic of Brazil -
  - Foreign Exchange."

     The Fund is unable to predict whether further economic reforms or modifications to the existing plan by the Brazilian government may adversely affect the liquidity of the Brazilian stock market in the future.


                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  INVESTMENT AND REPATRIATION CONTROLS

     Direct portfolio investment by foreign investment companies in the Brazilian securities market requires authorization by, and is subject to the control of, the Brazilian Securities Commission. In addition, conversion of Reais into foreign exchange, transfer of funds from Brazil to foreign countries and repatriation of foreign capital invested in Brazil are controlled by and subject to reporting and prior approval of the Central Bank pursuant to foreign exchange control laws and regulations and may be subject to substantial delays which could affect the ability of the Fund to operate. In January of 1990, it was necessary for the Fund to borrow funds to make certain dividend payments because of such delays. The Fund is unable to predict whether such delays will occur in the future, and the effect of such delays, if any, on the Fund.

     The Fund has obtained authorization from the Brazilian Securities Commission to invest in Brazilian securities, subject to certain restrictions summarized in this Prospectus. Under current Brazilian law, the Fund is permitted to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. Federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes, and in connection with the termination of the Fund. Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, the Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. While the limited period for which such restrictions may be imposed is not defined in the Brazilian statute, the Fund's Brazilian counsel has advised that the limited period refers to a period of time not in excess of the period during which conditions exist that warrant restrictions on remittances, namely, a serious imbalance in Brazil's balance of payments or serious reasons to foresee such an imbalance. See "Foreign Investment and Exchange Controls in Brazil."

     Under present economic and political conditions in Brazil, the Manager does not believe that the delays, controls and restrictions referred to above will have a significant impact on the Fund's ability to operate. As a result of the imposition of restrictions in 1983, delays not exceeding eight months were experienced by foreign investors in remitting capital and profits. Similar restrictions were again imposed on June 30, 1989, and lasted for a period of eleven months. Such restrictions, however, did not affect the Fund, which was expressly exempted by Comunicado DECAM n. 1.169, issued by the Central Bank on July 11, 1989. Such relief was expressly limited to the restrictions imposed in 1989. If similar restrictions were to be imposed in the future, there can be no assurance that the Fund would be able to obtain similar relief from the Central Bank. If the Fund were unable to distribute substantially all of its net investment income (including short-term capital gains) within applicable time periods, the Fund could be subject to U.S. Federal income and excise taxes which would not otherwise be incurred and might cease to qualify for the favorable tax treatment afforded to regulated investment companies for U.S. Federal income tax purposes, in which case it would become subject to U.S. Federal income tax on all of its income and gains. See " Taxation -- United States Income Taxes" in the SAI.

  CURRENCY FLUCTUATIONS

     The Fund invests in securities denominated in Reais and most of the Fund's income is received or realized in Reais, although the Fund is required to compute and distribute its income in Dollars. Accordingly, changes in the value of the Real against the Dollar will result in corresponding changes in the Dollar value of the Fund's assets denominated in Reais and will change the Dollar value of income and gains derived in Reais. Historically, over long periods of time the rate of devaluation of Brazilian currencies relative to the Dollar has resulted in a rate of appreciation of the Dollar relative to such currencies that has correlated roughly with the rate of inflation, as calculated by the General Price Index ("GPI"), in Brazil. [Give aggregate appreciation date for the last five years.] See "--Inflation" below and Annex A, "The Federative Republic of Brazil -- The Economy -- Prices," "-- Balance of Payments and Foreign Trade" and "-- Foreign Exchange." Under the Plano Real, the Real has experienced greater stability against foreign currencies than have previous Brazilian currencies, and in the twelve months following its introduction the Real appreciated against the Dollar 8.6% point-to-point. [Give aggregate appreciation taking into account the effects of inflation.] However, appreciation of the Real can have negative consequences for Brazil's trade balance and can create pressures to devalue the Real, which would tend to increase exports, but also to increase inflation. In March 1995 the Central Bank formalized a floating band exchange rate in the commercial exchange rate market. The band that was established and subsequent changes of the band have had the effect of devaluing the Real. See Annex A, "The Federative Republic of Brazil -- Foreign Exchange."

     In view of these factors, it is difficult to predict what effect currency fluctuations may have on the results of operations of the Fund in the future. Furthermore, there can be no assurance that the Brazilian monetary authorities will not change their policies with respect to the exchange rate of the Real or that the Government will not take action to replace the Real as Brazil's currency.

     In addition to changes in value due to currency fluctuations, the Fund has in the past incurred currency conversion costs in connection with investments in Brazil and distributions of income from such investments.

  MARKET VOLATILITY

     The Brazilian securities market is one of the largest (on the basis of market capitalization and annual trading volume) of the emerging securities markets; however, it is substantially smaller than the United States securities market. The aggregate market value as of _____, 1995 of the equity securities listed on the Stock Exchanges was approximately [R$__] ([US$__] billion). The public float of such securities was substantially less, because in many companies a substantial percentage of the shares is owned by the Government or by private controlling stockholders. The average daily trading volume of cash transactions on all Stock Exchanges for the year ended December 31, 1994 was [R$__] ([US$__] million). In 1995, approximately [__%] of the cash market trading value on the Stock Exchanges reflected trading in the securities of [____] of the most actively traded companies. These are among the factors that have caused the Brazilian securities market to have substantially greater price volatility and lesser liquidity than is usual in the United States. Because of this lesser liquidity, it may be more difficult for the Fund to purchase and sell portfolio positions than would be the case in the United States.

     Historically, the Government's attempts to deal with inflation since 1986 by implementing various plans have failed to provide a long-term solution for controlling Brazil's high rate of inflation. The plans and subsequent measures to counteract each plan's failure have contributed to greater than normal price and volume volatility of the Brazilian securities markets over the past five years. In addition, the Brazilian securities markets have in the past been affected by the trading of significant blocks of securities by large investors and by shifts in investor preferences from equity securities to alternative investments in response to Brazilian government policy changes. See "The Brazilian Securities Market -- The Brazilian Stock Exchanges."

     Movements of stock prices in a highly inflationary country are best interpreted in inflation-adjusted terms. On an inflation-adjusted basis, the Sao Paulo Index of stock prices [provide examples of fluctuations during the last five years]. See "The Brazilian Securities Market -- Background and Development."

     The Fund's net assets after the Offer will represent approximately [___%] of the aggregate market value of equity securities listed on the Stock Exchanges at _____, 1995. The Fund's initial investment of the net proceeds of the Offer, and the anticipation of such investment, could have an adverse impact on prices paid by the Fund for its portfolio securities, and the relatively small trading volume may affect the rate at which the Fund can invest in Brazilian securities. In addition to investments by the Fund, it is possible that there will be additional substantial foreign investment in Brazil from other sources as a result of the Government's recent liberalization of restrictions on foreign investment and economic policy. The Fund expects to invest the proceeds in Brazilian securities over a period of time and taking into account the likely impact of such investments. The length of time over which the Brazilian Securities Commission has allowed the Fund to invest the proceeds of this offering (one year from the date of this Prospectus) is also designed to avoid such adverse impact. See "The Brazilian Securities Market -- Foreign Investment and the Fund."

  DEBT RECORD

     During the 1980s and into the 1990s, the Republic defaulted on and rescheduled loans from commercial banks and official creditors. From time to time, Brazil is in arrears (currently approximately $300 million) with respect to Paris Club obligations, primarily guarantees of import financings for state companies in the electricity sector. During the period from 1982 until the implementation of a Brady-style external debt restructuring in April 1994, Brazil failed to make payments on certain of its external indebtedness from commercial banks as originally scheduled, and in February 1987 declared a moratorium on principal and interest payments on external indebtedness to commercial banks. In April 1994, Brazil concluded Brady Plan-type debt restructuring agreements with its private sector creditors that should facilitate Brazil's ability to comply with such obligations in the future. However, no assurances can be made in this respect. See Annex A, "The Federative Republic of Brazil -- Public Debt." In addition, Brazilian banks have come under pressure from declining earnings related to reduced inflation, and from high levels of non-performing loans. See Annex A, "The Federative Republic of Brazil--The Financial System."

  CURRENT ACCOUNT

     Since late 1994, Brazil has experienced a current account deficit. The appreciation of the Real from July through December 1994, the liberalization of imports and the recovery of domestic demand (due to lower inflation) all contributed to this current account deficit. Meanwhile, the liquidity crisis experienced by Mexico beginning in December 1994 reduced the level of inflows of foreign capital to finance this deficit. Declines in foreign investment, the continued monthly trade deficits accumulating U.S. $3.5 billion in the period from January through May 31, 1995, and concerns that the Real might be overvalued all have contributed to a decrease of international reserves from U.S. $38.8 billion at December 31, 1994 to U.S. $33.7 billion at May 31, 1995 [more recent data?] the Government's realignment of the foreign exchange band and a devaluation of the Real from 0.846/Dollar on December 31, 1994 to 0.95/Dollar on August 29, 1995. See Annex A, "The Federative Republic of Brazil -- Balance of Payments and Foreign Trade" and "-- Foreign Exchange."

  INFLATION

     The 1995 changes in the Real-Dollar exchange rate, strong GDP growth, high levels of consumption and price increases in non-tradeable goods have all generated inflationary pressures. Monthly inflation rates in 1995 have fluctuated between 0.4% and 2.62% (4.91% to 36.39% on an annual basis).
  Brazil experienced 2.62% inflation for the month of June 1995 (equivalent to 36.39% per annum), the highest level since August 1994. Although the Government has responded to the surge in consumer demand and the increasing trade deficit with a variety of measures to restrict credit, to provide export incentives and to increase temporarily import tariffs on selected goods, average monthly inflation for the period from January through June 1995 of 1.61% (equivalent to 21.13% per annum) is still above the inflation level in most European countries. Since the introduction of the Plano Real, the inflation rate has been held down in part by the Government's freeze of certain prices, such as telephone tariffs, electricity rates and the price of certain petroleum products. See Annex A, "The Federative Republic of Brazil -- The Economy -- The Plano Real" and "-- Prices." Such prices are expected to rise, which may lead to demands for higher wages. Moreover, the credit constraint needed to assist in controlling inflation may depress economic growth. There can be no assurance that the rate of inflation in Brazil will not significantly change in the future.


  GOVERNMENTAL PARTICIPATION IN THE ECONOMY AND
  CURRENCY AND MONETARY CONTROLS

     In the recent past the Government has exercised substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages. See Annex A, "The Federative Republic of Brazil -- The Economy -- The Plano Real" and "-- Prices." In addition, the Government owns or controls many Brazilian companies, and owns a majority of
  the voting stock of [    ] of the 10 largest (in terms of market
  capitalization as of December 31, 1994) publicly held Brazilian companies.

     Brazil's 1988 constitution mandates a Government monopoly of certain key sectors, including the petroleum, telecommunications and gas-distribution. Since 1991, the Brazilian Government has undertaken a privatization program in which over 30 state enterprises have been sold for an aggregate amount of approximately $8.6 billion. In August 1995, the Congress approved constitutional amendments permitting privatization of the State's gas-distribution companies and the telecommunications sector. An amendment to loosen the Government's monopoly in the petroleum sector is currently pending. There can be no assurance that additional privatization will occur at a similar rate or at all. See Annex A, "The Federative Republic of Brazil -- The Brazilian Economy --State-Controlled Enterprises."

  ECONOMIC STABILIZATION ATTEMPTS

     Prior to the introduction of the Real as Brazil's official currency in July 1994 pursuant to the Plano Real, Brazil's economic performance had been characterized by macroeconomic instability, including extremely high rates of inflation and significant and sudden currency devaluations. Pre-Plano Real stabilization efforts, which included wage and price controls and unilateral modifications of the terms of financial contracts, failed to contain inflation for any extended period. While the current Plano Real does not use such interventionist means, there can be no guarantee that future governments will not resort to increased intervention to combat future inflation.

  SUSTAINABILITY OF PLANO REAL

     The Plano Real has succeeded to date in sharply reducing inflation, which declined from a monthly rate of 46.6% (equivalent to 9738% per annum) in June 1994 to 2.62% (equivalent to 36.39% per annum) in June 1995. The continued success of the Plano Real, however, depends on the ability of the Government to maintain fiscal restraint and a tight monetary policy in the face of both domestic and international economic pressures as well as on the ability of the Government to implement longer-term structural reforms, such as reform of the tax and social security systems, transfer of certain federal spending responsibilities to State governments and privatization of major enterprises, some of which reforms require constitutional amendments to be implemented. Amendments to the Constitution require a three-fifths vote of each House of Congress in two separate rounds. President Fernando Henrique Cardoso's party, which holds the third largest block of seats in Congress, does not alone have sufficient votes to ensure passage of such amendments. Although the Congress and the Senate have voted in favor of several important amendments, the ability of the Cardoso Government to continue to obtain favorable votes required to effect needed constitutional reforms depends upon a coalition among a variety of political parties with varying degrees of stated commitment to these measures.

  POLITICAL AND OTHER CONSIDERATIONS

     Brazilian politics has been marked by high levels of uncertainty since the country returned to democratic rule in 1985 after 20 years of military government. Corruption scandals, the death of a president-elect and the impeachment of another, as well as a political party system marked by the fragmentation of political power among many parties, have restricted the ability of the Government institutions to develop coherent and consistent policies designed to confront the problems facing the Brazilian economy. Furthermore, the Government's ability to control its budget is limited by constitutionally required reallocations of public resources from the federal Government to the Brazilian States. Although the Cardoso administration and its economic policies have enjoyed broad political support, there can be no assurance that it or subsequent administrations will continue to implement current policies in their present form. See Annex A, "The Federative Republic of Brazil -- General Information -- Politics and Governmental Organization."

  SPECIAL CONSIDERATIONS RELATING TO THE OFFER

     Dilution. An immediate substantial dilution of the aggregate net asset value of the shares owned by Record Date Shareholders who do not fully exercise their Rights is likely to be experienced as a result of the Offer because the Subscription Price is likely to be less than the Fund's then-net asset value per share, and the number of shares outstanding after the Offer is likely to increase in a greater percentage than the increase in the size of the Fund's assets. In addition, as a result of the terms of the Offer, Record Date Shareholders who do not fully exercise their Rights should expect that they will, at the completion of the Offer, own a smaller proportional interest in the Fund than would otherwise be the case. Although it is not possible to state precisely the amount of such a decrease in value, because it is not known at this time what the net asset value per share will be at the Expiration Date, such dilution could be substantial. For example, assuming that all Rights are exercised and that the Subscription Price of $_____ is ____% below the Fund's net asset value of $_____ per share on _________, 1995, the Fund's net asset value per share would be reduced by approximately $_____ per share. The distribution to Record Date Shareholders of transferable Rights which themselves may have intrinsic value will afford non-participating Record Date Shareholders the potential of receiving a cash payment upon sale of such Rights, which may be viewed as compensation for the possible dilution of their interest in the Fund. No assurance can be given, however, that a market for the Rights will develop or as to the value, if any, that such Rights will have.

     Unrealized Appreciation. As of [September 30], 1995, there was approximately $[190] million of net unrealized appreciation in the Fund's net assets of approximately $[327] million; if realized and distributed, or deemed distributed, such gains would, in general, be taxable to shareholders, including holders at that time of Shares acquired upon exercise of the Rights. See "Taxation -- United States Federal Income Taxes -- General," "-- Distributions" and "-- Non-U.S. Shareholders" in the SAI.

  POSSIBLE CHANGE OF CONTROL OF FUND AS A RESULT OF THE OFFER

     The Offer could result in a change of control of the Fund, if existing shareholders do not exercise their Rights. The 1940 Act provides that a person that beneficially owns 25% of the voting securities of an investment company is presumed to control such company. Currently, to the Fund's knowledge, no person beneficially owns 25% of the Fund's Common Stock, its only class of voting securities. Because the Rights are transferable, and because there is an Over-Subscription Privilege, it is possible that either an existing shareholder of the Fund or a person not currently a shareholder could own 25% or more of the Fund's Common Stock upon completion of the Offer and thus have presumptive control of the Fund. Control of the Fund could enable a person to exercise substantial influence over the management of the Fund and its investment decisions.

  NON-DIVERSIFIED STATUS

     The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act as to the percentage of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in a smaller number of issuers, and, as a result, may be subject to greater risk with respect to its portfolio securities. However, the Fund has complied and intends to continue to comply with the diversification requirements imposed by the Code for regulated investment companies. See "Taxation -- United States Federal Income Taxes" in the SAI.

  TRANSACTION COSTS

     The Fund's transaction costs are higher than the transaction costs for the typical investment company investing in U.S. securities. In addition to incurring transaction costs associated with converting currency to and from Reais and Dollars, the Fund incurs brokerage costs on its portfolio transactions at commission rates that are generally uniform and higher than in the United States. See "Portfolio Transactions and Brokerage" in the SAI.

  DISCOUNT FROM NET ASSET VALUE

     The shares of the Fund may trade at a discount from net asset value. This is characteristic of shares of a closed-end fund and is a risk separate and distinct from the risk of a decline in the net asset value as a result of a fund's investment activities. In some cases, however, shares of closed-end funds may trade at a premium. The Fund's shares have traded in the market above, at and below net asset value since the commencement of the Fund's operations. Since 1993, the Fund's shares have generally traded at a slight discount to net asset value. See "Market and Net Asset Value Information."


                        THE BRAZILIAN SECURITIES MARKET

  INTRODUCTION

     The Brazilian stock market, which dates from the mid-nineteenth century, is one of the largest equity securities markets in the developing world, as measured by market capitalization. The price/earnings ratio of the companies in the portfolio of the Fund at December 31, 1994 weighted to reflect their market capitalization was approximately [ ]. Participation by foreign investors in the Brazilian securities market has been relatively low, partly as a result of complex registration and fiscal regulations. This regulatory structure has been changed to facilitate access to this market by foreign investors. See "Foreign Investment and the Fund."

     Institutional participation in the Brazilian securities market is significant. In 1994, for example, approximately [ ]% of the value of all trades of equity securities on the Sao Paulo Stock Exchange (the "Sao Paulo Exchange") was represented by trades for public and private companies, pension funds, mutual funds, insurance companies and investment companies.

  BACKGROUND AND DEVELOPMENT

     In 1964, Brazil introduced a system of monetary correction and indexation for companies to adjust their financial statements to account for the effects of inflation, and in 1964 and 1965 laws were passed to regulate the capital markets and thereby increase investor confidence. In the 1960's the Government also introduced various tax incentives to encourage the development of pools of capital investing in the securities market. As a result, by the late 1960's, institutional participation in the Brazilian stock market had substantially increased. The period of the 1960's and 1970's, which was a period of significant growth in the economy and in corporate profits, also saw a significant increase in the number of new issues of securities and in trading.

     As growth in demand for shares outpaced growth in supply, there was a speculative boom in 1971, which was followed by a sharp decline, as a consequence of which the stock market experienced a difficult time between 1972 and 1975.

     In 1976, the Government began new efforts to stimulate interest and confidence in the market. The Government adopted a new corporation law that is generally similar to those in the United States. Among other things, the law imposes reporting and accounting requirements (including adjustments for inflation and monetary correction) and specifies the duties of care of management and the responsibility of controlling shareholders. Also in 1976, legislation was passed creating the Brazilian Securities Commission with the dual objective of regulating the securities market and encouraging the development of that market. Other measures, beginning in 1974, included an attempt to attract foreign investors through special investment companies. Total equity capital raised reached a peak of $1,187.4 million in 1986. In each of 1987 and 1988, the amount of equity capital raised was below $400 million. It rose to $601.9 million in 1989, but again declined to $465.6 million in 1990. For the first half of 1991, the Dollar volume of equity capital raised was $324.7 million.

     Stock prices in local currency terms have shown a strong upward trend; however, in inflation-adjusted terms or in Dollar terms, the performance has been erratic. On an unadjusted basis, stock prices on the Sao Paulo Exchange [change in prices for last several years]. Adjusted for inflation, the comparable figures are [ ], respectively. In Dollar terms, stock prices [change in prices for last several years]. [Summary of recent performance.]

  THE BRAZILIAN STOCK EXCHANGES

     The Fund's policy is normally to invest at least 70% of its total assets in common and preferred stocks listed on the Stock Exchanges or traded in over-the-counter markets organized by entities accredited by the Brazilian Securities Commission. Currently no entities have been so accredited. There are nine Stock Exchanges in Brazil, but the Sao Paulo Exchange ("BOVESPA") and the Rio de Janeiro Stock Exchange (the "Rio Exchange") are by far the most important, accounting for over 98% of the daily trading activity in 1994. The Rio Exchange was organized in 1845 and currently has 75 member brokers, with an additional 8 non-member (but authorized) brokerage firms. The BOVESPA was founded in 1890 and today has 96 member and non-member (but authorized) brokerage firms. Substantially all of the Fund's transactions in common and preferred stocks have been conducted on the BOVESPA and Rio Exchange. Both Stock Exchanges are owned by their member firms, not by the Government.

     In both the Rio Exchange and BOVESPA trades are effected through both the floor bidding and electronic systems. In the Rio Exchange, electronic trades are effected through the National Electronic Trading System ("SENN"), a computerized system inaugurated in 1991, which links the Rio Exchange electronically with seven small regional exchanges. In the BOVESPA, trades are effected through the Electronic Trading System introduced in 1990, linking brokerage firms in any part of the country with the BOVESPA.

     The shares of a company listed on any of the Stock Exchanges may be traded on any other exchange. As of _________, the market capitalization of the approximately [ ] companies listed on the Stock Exchanges was approximately US$____ billion. Typically, the shares of certain companies are much more actively traded on one of the two major stock exchanges than on the other.
  For example, the stocks of Government-controlled companies (with the exception of Petrobras) tend to be more actively traded on the Rio Exchange, while those of the private sector companies are more typically traded on the BOVESPA.

     Stocks, options thereon and stock forward and futures contracts are traded on both the BOVESPA and the Rio Exchange. Sellers of stock options must deposit initial margin with the Stock Exchanges in an amount equal to two times the amount of the premium of the option or such greater amount as the Stock Exchanges establish from time to time, and are required to make payments of variation margin.

     For the year ended December 31, 1994, forward transactions in stocks accounted for approximately [ ]% of the combined value of trading on all the Stock Exchanges. A forward contract for a stock involves an agreement by the seller to make delivery of an agreed-upon quantity of shares of a particular stock at an agreed upon price on a date that is 30, 60, 90, 120, 150 or 180 days following the date of the contract. Unlike the case of stock futures contracts, the size of a stock forward contract is not standardized, and there is virtually no secondary market for stock forward contracts. Participants in both the stock forward contract and stock futures contract markets must deposit margin in an amount that, under current Brazilian Securities Commission regulations, is fixed by the Stock Exchanges but may not be less than 20% of the value of the contract. Variation margin is also collected pursuant to Stock Exchange rules.

     At present, both the Regulations and the U.S. Commodity Exchange Act do not permit the Fund to enter into stock futures contracts.

     Most of the market capitalization and most of the trading volume of the Stock Exchanges consist of preferred stock, rather than common stock. Preferred stock in Brazil typically is non-voting. Dividends on preferred stock are generally paid in an amount at least equal to a stated minimum rate, expressed as a percentage of net profits of the issuing company. If a company distributes additional profits after paying the holders of its common shares an amount equal to the per share minimum amount previously paid to holders of its preferred stock, the holders of its common and preferred stocks typically share equally on a per share basis in such additional profits.

     The value of all cash transactions effected on the BOVESPA and the Rio Exchange during the years 1993 and 1994, and the daily trading averages of each exchange, are shown in the following table, together with the total number of companies listed on each exchange and their market values at the end of each year.


     VALUE OF ALL CASH TRANSACTIONS EFFECTED ON THE
 BOVESPA AND THE RIO EXCHANGE AND DAILY TRADING AVERAGES
                    (MILLIONS OF US$)

                                       1994       1993
                                    ---------   ---------
VALUE OF TOTAL SHARES TRADED

  ANNUAL                                71,624     14,130

  DAILY                                    360        157

VALUE OF CASH TRADES

  ANNUAL                                47,483      8,913

  DAILY                                    245        113

MARKET VALUE END OF YEAR               189,058     99,430

COMPANIES LISTED END OF YEAR               544        550


     Both exchanges publish stock price indexes. The Sao Paulo Index ("IBOVESPA") currently consists of stocks that represent an aggregate value of
  [   ]% of the cash volume traded in the previous twelve months. The index is reevaluated every four months based on the previous twelve months' rating.
  The Rio Index currently includes [ ] stocks weighted to reflect market values.



  THE PRIMARY MARKETS

     Equity Market. Over the past decade, Brazil has had one of the most active primary equity markets in the developing world. The volume of new issues has fluctuated widely from year to year, depending on market conditions. There has been increasing participation of institutional investors, particularly pension funds, in the new issues market. The following table indicates the growth of the primary equity markets over the past several years.



                      TOTAL EQUITY        TOTAL EQUITY
        NUMBER OF   CAPITAL RAISED IN   CAPITAL RAISED IN
YEAR    NEW ISSUES   MILLIONS OF R$    MILLIONS OF DOLLARS
-----   ----------  -----------------  -------------------
 1992           28               1.03               231.46

 1993           24              48.68               417.39

 1994           48           1,768.53             2,590.65

 1995           12             684.84               790.09

-----------

(1)  Through June 30.

Source:  Brazilian Securities Commission.


     New issues may be underwritten only by investment banks, brokerage firms ("corretoras") and securities dealers ("distribuidoras") and are required to be previously registered with the Brazilian Securities Commission, which reviews the issuer's compliance with regulatory and disclosure procedures. Shares can be issued at par or no-par value, and the offering price may be of any value (except below par) as long as it is satisfactorily justified by the company, taking into account market quotations and the net worth and profit expectations of the company, and would not result in any unjustified dilution of the interests of existing shareholders.

     Brazilian legislation provides for preemptive rights to existing shareholders to subscribe for an offering of shares in proportion to their holdings within not less than 30 days after the announcement of approval of a capital increase by shareholders.

     Since April 1992, only registered securities have been traded on the Stock Exchanges.

     Debt Securities Market. Corporate bonds are sold through public offerings, as well as by private placements, and the same regulations and procedures for new issues of stocks are applicable to corporate bonds. Corporate bonds typically have maturities of three to five years, subject to periodic renegotiation of terms. In 1994, new issues of corporate bonds totaled
  approximately $[    ] billion in principal amount.

     The Government typically sells its debt instruments in primary offerings through auctions in which certain financial institutions having the requisite minimum capital are eligible to bid.

     Under the Regulations as now in effect, the Fund is not permitted to invest in the debt market. For a further description of Government debt securities, see "The Secondary Markets -- Debt Securities Market."

  THE SECONDARY MARKETS

     Equity Market. Equity securities may be traded on the Stock Exchanges or in the over-the-counter market. Trades on the Stock Exchanges are effected through brokerage firms (member firms) acting as brokers or as principals.

     Information regarding listed securities (quotations, trading volume, financial data, stock price indices, etc.) is available through a network of computer terminals located in offices of brokerage firms, investment banks, securities dealers, institutional investors and others.

     The over-the-counter market is much smaller than the stock exchange market for listed securities. While listed securities may be traded only on Stock Exchanges, there is a growing over-the-counter market for unlisted stocks that is maintained by securities dealers that are not members of any of the Stock Exchanges, investment banks and brokerage firms. Regulations were enacted by the Brazilian Securities Commission in the beginning of 1985 with respect to the over-the-counter market that require the disclosure of all transactions executed in that market. Brazilian companies with securities traded in the over-the-counter market must be registered with the Brazilian Securities Commission and are subject to the same disclosure and periodic reporting requirements as listed companies.

     Under the Regulations, the Fund is not permitted to buy shares in the over-the-counter market (except that the Fund may subscribe for shares offered in a primary or secondary public offering), but would be permitted to do so if the Brazilian Securities Commission authorizes one or more entities to organize that market. The Brazilian Securities Commission has under consideration regulations with respect to the procedures for such authorization.

     The trading volume on the Stock Exchanges is presented in the following table:

                         TRADING VOLUME ON ALL STOCK EXCHANGES

                                  (IN MILLIONS OF US$)


      YEAR                CASH         FORWARD     FUTURES      OPTIONS        TOTAL
                         MARKET        MARKET       MARKET       MARKET
     ------           -------------  -----------  ----------  ------------  ------------
      1986                18,718.40     3,500.50       87.90      7,411.20     29,901.10

      1987                 6,393.70       412.40       48.10      3,094.40     10,044.80

      1988                12,655.70       301.20        0.00      4,706.80     17,878.40

      1989                14,030.40       273.30        0.00      2,092.30     17,193.10

      1990                 4,988.90        81.70        0.00        450.80      5,617.60

      1991 (5)             3,031.00        21.30        0.00        563.00      3,615.30

      1992 (6)             6,479.29          NA           NA        979.32      8,543.16

      1993 (6)            10,766.50          NA           NA      3,822.14     16,927.36

      1994 (6)            65,192.27          NA           NA     19,264.76     98,409.23

      1995 (6)            27,933.83          NA           NA      8,180.54     40,526.30


(1)  Conversion based on average annual exchange rates.
(2)  Based on aggregate contract values.
(3) Based on aggregate value of premiums and the purchase price of securities delivered upon exercise of contracts.
(4) Total includes transactions in regional development shares, not shown separately.
(5)  Through June 30
(6)  Volume for Bovespa and SENN only.


Source:  Brazilian Securities Commission

     For an original listing on a Stock Exchange, a company must be previously registered with the Brazilian Securities Commission. The Stock Exchanges currently impose no requirements with respect to the company's size, capital, number of shares outstanding or earnings for listing.

     Brokerage fees are charged directly by member firms according to marginal rates which apply to transactions effected on any Stock Exchange. Such rates
  descend on a sliding scale and currently range from [   ]% to [   ]% of the
  value of the securities traded. Transactions of a value below a specified amount are charged a flat fee. Brokerage fees may be increased or reduced by 100% of the rate set out in the sliding scale, upon agreement between the parties. The Fund, as an investment company, is eligible for a 50% discount from posted commission rates and currently receives such a discount on commissions.

     Movements in both the Rio Index and the IBOVESPA are set out in the table below.

                RIO INDEX (1)                   IBOVESPA (2)
         --------------------------     -----------------------------
             HIGH            LOW            HIGH             LOW
         --------------------------     -----------------------------

1986        0.00005985     0.00002543      0.00020316      0.00006237
1987        0.00005764     0.00001848      0.00016293      0.00005381
1988        0.00122070     0.00005231      0.00331860      0.00012444
1989        0.02465000     0.00117607      0.06403900      0.00314240
1990        0.12752000     0.02534000      0.31289000      0.06415000
1991        2.36547000     0.11746000      6.04010000      0.25342000
1992       25.13000000     2.48517000     68.19400000      6.32390000
1993     1414.10000000    24.73300000   3769.20000000     71.98200000
1994    20438.00000000  1480.10000000  55672.00000000   3760.00000000
1995    18514.00000000  9574.00000000  48559.00000000  22712.00000000

(1)  Base:  December 29, 1983 = 0.000001
(2)  Base:  January 2, 1968 = .00000000.1
(3)  Updated as of October 10

     [The preceding table is not adjusted for the effects of inflation and does not reflect changes in the Real-U.S. Dollar exchange rate.] The following table shows changes in the IBOVESPA, as (1) measured in Brazilian currency terms, (2) adjustment for inflation, and (3) measured in U.S. Dollars.


                      PERCENTAGE CHANGES IN THE IBOVESPA

                                      ADJUSTED FOR        IN U.S.
PERIOD              UNADJUSTED (%)  INFLATION (%)(2)   DOLLARS (%)(3)
---------------  -----------------  ----------------  ----------
Dec. 85-Dec. 86               40%            -15%             -1%
Dec. 86-Dec. 87               36%            -74%            -72%
Dec. 87-Dec. 88             2577%            135%            154%
Dec. 88-Dec. 89             1778%              0%             25%
Dec. 89-Dec. 90              308%            -74%            -73%
Dec. 90 -Dec. 91            2278%            310%            282%
Dec. 91-Dec. 92             1029%            -10%             -3%
Dec. 92-Dec. 93             5413%             96%            110%
Dec. 93-Dec. 94             1052%             14%             59%


     The following tables set forth economic sectors and the numbers of listed companies in each sector traded on the Stock Exchanges in 1993 and 1994 and trading values and volumes on each sector on all exchanges, on the BOVESPA and the Rio Exchange.

     The table on this page shows certain financial and other information for the year ended December 31, 1994 (unless otherwise indicated) for the 25 companies that were most actively traded on the Stock Exchanges in 1994.


                             IN MILLIONS OF DOLLARS
                    ------------------------------------------

                                      NET INCOME  SHAREHOLDER'S   TOTAL
ISSUER                       SALES    AFTER TAX      EQUITY      ASSETS
----------------          --------  ------------- -------------  -------
ACESITA                       713          79            847      1,249
ARACRUZ                       638         314          2,024      3,255
BARDELLA                       73          35            235        267
BR DISTRIBUIDORA            6,821         151            892      1,343
BRADESCO                   NA             527          4,335     21,640
BRAHMA                        981         139          1,108      1,691
BRASMOTOR (cons)            2,001          71            479      1,553
CEMIG                       1,706         697          7,097     10,010

CESP                        3,081         396         11,743   21,714
CEVAL (cons)                1,938          45            718    1,592
COPENE                      1,233         137          2,718    3,867
COPESUL                       663          21            987    1,167
COSIPA                      1,305          45          2,012    3,839
CPFL                        1,209          22          2,257    2,989
SID.NACIONAL                2,209         154          5,500    6,886
SID.TUBARAO                   889         241          2,883    3,704
ELETROBRAS (cons)           5,889       1,856         64,806  100,187
FOSFERTIL                     221         114            453      899
ITAU BANCO                 NA             378          3,043   16,484
ITAUSA (cons)              NA             440          4,443   19,946
J. B. DUARTE                  495           1             78      121
LIGHT                       1,520         144          6,528    7,851
LOJAS AMERICANAS (cons)     1,641          41            399      816
PETROBRAS                  16,315       1,413         18,906   28,107
REFRIPAR                      477          24            269      403
RHODIA-STER (cons)            437          10            370      682
SADIA CONCORDIA             2,446          50            503    1,287
SHARP                       1,072          35            199      738
TELEBRAS (cons)             7,780         562         21,562   32,539
TELESP                      2,183         283          7,299   10,360
USIMINAS                    1,832         345          2,444    3,949
VALE                        2,871         645          9,707   12,454
VARIG                       3,340         202            323    3,337

  Source:  BOVESPA



                                IN MILLIONS OF DOLLARS
                             ----------------------------

                                      NET
                                    INCOME     SHAREHOLDERS'  TOTAL
                            SALES  AFTER TAX      EQUITY      ASSETS
                            -----  ---------   ------------   ------


  --------------------
  Source:  Brazilian Securities Commission


     The following tables contain certain 1992, 1993 and 1994 share price and other information for the 25 companies that were most actively traded on the Stock Exchanges in 1994. Trading in the equity securities of these companies accounted for approximately 63% and 62% of the trading value on the Stock Exchanges for 1993 and 1994, respectively.



                                                            EXCHANGE                       PRICE/      STOCK
                                                              WHERE      STOCK PRICE       EARNINGS     PRICE         PRICE/
                                                 TYPE OF       MOST         12/28/90        RATIO      09/11/91   EARNINGS RATIO
    ISSUER                                         SHARE      TRADED         (IN R$)       12/28/90    (IN R$)        09/11/91
---------------                                 ---------    -------      ----------       --------    ---------  --------------



Source:  Brazilian Securities  Commission.


                                                                                             MARKET VALUE
                        AMOUNT TRADED                     AMOUNT TRADED                       YEAR ENDED
                        IN 1993                           IN 1994                             DECEMBER
                        (IN US$ MILLIONS)                 (IN US$ MILLIONS)                (IN US$ MILLIONS)
                       ----------------------           ---------------------              -----------------
                                   PERCENTAGE                      PERCENTAGE
      ISSUER            VALUE      OF TOTAL             VALUE      OF TOTAL                1993       1994
      ------            -----      ----------           -----      ----------              -----      -----
ACESITA                 21.59         0.06%             419.24        0.48%                 480      1,163
ARACRUZ                 77.46         0.20%             362.82        0.41%               1,386      2,192
BR DISTRIBUIDORA        29.94         0.08%             425.09        0.49%               1,131      1,545
BRADESCO                360.69        0.94%             761.68        0.87%               4,064      5,190
BRAHMA                  202.16        0.53%             387.37        0.44%               1,440      2,232
BRASMOTOR               105.15        0.27%             311.44        0.36%                 539      1,075
CEMIG                   935.48        2.43%           1,531.22        1.75%               2,337      3,080
CESP                    69.59         0.18%             526.82        0.60%               3,856      4,254


                                                                                              MARKET VALUE
                            AMOUNT TRADED                  AMOUNT TRADED                       YEAR ENDED
                               IN 1993                        IN 1994                           DECEMBER
                          (IN US$ MILLIONS)               (IN US$ MILLIONS)                 (IN US$ MILLIONS)
                          ---------------------          ----------------------              ------------------
                                     PERCENTAGE                      PERCENTAGE
      ISSUER              VALUE      OF TOTAL             VALUE      OF TOTAL                1993       1994
      ------              -----      ----------           -----      ----------              -----      -----
COPENE                    63.00       0.16%               331.12       0.38%                   506      1,563
COPESUL                      NA       0.00%               179.79       0.21%                    NA        886
COSIPA                       NA       0.00%               169.51       0.19%                    NA      1,265
CPFL                     117.17       0.30%               237.25       0.27%                   947      1,688
CSN                      405.95       1.06%               914.27       1.05%                 2,111      2,681
ELETROBRAS             3,117.13       8.11%             8,856.63      10.13%                 8,417     18,635
ITAU BANCO               141.15       0.37%               291.09       0.33%                 2,294      3,373
J. B. DUARTE               1.02       0.00%             1,509.04       1.73%                    13         12
LIGHT                    167.17       0.43%              4,38.02       0.50%                 2,849      3,750
PETROBRAS              1,206.63       3.14%             5,418.84       6.20%                 9,408     13,703
SADIA CONCORDIA           99.33       0.26%               275.05       0.31%                   441        916
SHARP                      2.94       0.01%               124.71       0.14%                    58        321
SIDERURGICA TUBARAO      118.21       0.31%               449.70       0.51%                   665      1,102
TELEBRAS              15,112.18       39.3%            24,480.40      28.00%                10,184     14,275
TELESP                   421.36       1.10%             1,146.21       1.31%                 5,479      7,280
USIMINAS                 382.43       0.99%             1,193.21       1.36%                 1,585      3,026
VALE                   1,028.94       2.68%             3,232.31       3.70%                 4,162      9,279


Source:  BOVESPA

  DEBT SECURITIES MARKET

       As noted above, bonds -- whether public or corporate -- are not generally listed on the Stock Exchanges. Secondary transactions in bonds are generally made in the over-the-counter market directly between market intermediaries and investors, most of whom are institutional.

       In addition to corporate debentures and commercial paper, the secondary market for debt investments includes ____________. [Information on newly established and/or discontinued debt investments.]

       State and municipal bonds, as well as corporate debentures and certificates of deposit, are also traded over-the-counter.

       The secondary market for public sector bonds has been active and liquid. Such bonds are also used in repurchase agreements. The following table shows the amounts of public sector bonds outstanding as of the end of the periods shown (other than those held by the Central Bank):

                OUTSTANDING PUBLIC SECTOR BONDS AS OF YEAR-END
                  (OTHER THAN THOSE HELD BY THE CENTRAL BANK)
               ------------------------------------------------
                               [TYPES OF BONDS]
                           (IN MILLIONS OF DOLLARS)

  SOURCE:  CENTRAL BANK.


       IN ADDITION, SOME BRAZILIAN COMPANIES HAVE SUCCESSFULLY ACCESSED THE DEBT SECURITIES MARKETS OUTSIDE OF BRAZIL. THE ISSUANCE AND DISTRIBUTION OF SUCH DEBT SECURITIES IS GENERALLY SUBJECT TO PRIOR AUTHORIZATION BY THE CENTRAL BANK. THE GOVERNMENT HAS SOUGHT TO REGULATE THE USE OF SUCH DEBT SECURITIES AS FLEXIBLY AS POSSIBLE, SUBJECT TO THE LIMITATIONS SET FORTH BY CURRENT LEGISLATION.

  FUTURES MARKET

       There is only one major commodity futures exchange in Brazil, the Bolsa de Mercadorias & Futuros ("BM&F") in Sao Paulo. The BM&F resulted from the merger in May 1991 of the Bolsa Mercantil & Futuros and the Bolsa de Mercadorias de Sao Paulo. Its contracts include gold, cattle, coffee, cotton, the U.S. Dollar, inter-financial certificates of deposits ("CDI") and the IBOVESPA. For the year ended December 31, 1994, the average trading volume on the BM&F for futures contracts on the IBOVESPA was [________] contracts.

       The authority to regulate the futures market in Brazil has been given to the Brazilian Securities Commission in the case of futures contracts on stocks and stock indices, and to the Monetary Council in the case of all other futures contracts. Stock options and forwards are traded on the Stock Exchanges, while all other futures contracts are traded on the Brazilian commodity futures exchanges. The Stock Exchanges could in the future develop markets for stock index futures contracts.

       The Brazilian Securities Commission has adopted regulations governing stock futures. [To date, neither the Brazilian Securities Commission nor the Monetary Council has adopted regulations governing other types of futures trading, although the Brazilian Securities Commission reviews rules of the Stock Exchanges and the commodity futures exchanges relating to stock index futures. The Stock Exchanges have rules requiring the collection of initial margin and variation margin on futures contracts, and adjust the amount of margin required depending on market conditions.]

  MARKET REGULATION

       The Brazilian securities markets are subject to regulation by the Monetary Council and the Brazilian Securities Commission. The Brazilian Securities Commission is managed by a board of four Commissioners and one Chairman, all of whom are appointed by the President of Brazil. It has disciplinary powers over individuals and institutions, including investors, intermediaries and the Stock Exchanges. The Stock Exchanges, as self-regulatory organizations, are considered auxiliary organizations of the Brazilian Securities Commission, although the Stock Exchanges are owned by member firms and not by the Brazilian Securities Commission or any other Government agency. In addition, the Brazilian Securities Commission also has the function of promoting and supporting the development of the corporate securities market in Brazil.

       The activities of the Brazilian Securities Commission are guided by certain basic principles: the protection of investors; the strengthening of self-regulation; full disclosure of all material information; the development of Brazil's securities markets; and the setting of technical and ethical standards to be observed by all participants in the market.

       The licensing and the implementation of the requirements for financial institutions to operate in the markets are functions of the Central Bank, which also maintains permanent supervision over such institutions. Exercise of all professional financial services activities in the corporate securities markets requires the prior authorization of the Brazilian Securities Commission.

       All companies must register with the Brazilian Securities Commission before issuing and selling securities to the public. Such registration requires the disclosure of information about the company, including financial reports, compliance with statutory norms, corporate activities and controlling shareholders. The companies must update the information on an annual basis and, in addition, file interim and quarterly reports. Moreover, any fact or event that may materially affect a registered company is required to be immediately reported by its management to the Brazilian Securities Commission. Such information is normally also immediately released to the Stock Exchanges and the public. However, in certain cases, the Brazilian Securities Commission may authorize the management of a company to postpone its disclosure of such information until such later time as is deemed to be in the best interests of the company. Noncompliance with these registration and disclosure rules may subject the company and its management to penalties provided by law.

       The issuance of any type of security to be placed in the public markets must first be registered with and authorized by the Brazilian Securities Commission. Responsibility for the reported information rests with both the issuing company and the lead underwriter.

       The over-the-counter market is also regulated by the Brazilian Securities Commission. In general, if a company's securities are traded over-the-counter, it is subject to regulations similar to those imposed on listed companies. In addition, all transactions effected over-the-counter must be reported to the Brazilian Securities Commission which, in turn, makes such reports available to the public.

       Directors and officers of a company are required to report their share ownership in the company's securities at the time they take office, and, as a general matter, must subsequently report any transactions in the company's securities to its shareholders.

       In addition, "insider trading" is expressly prohibited by the Brazilian corporation law. This prohibition may be enforced by means of lawsuits brought by shareholders and by administrative procedures of the Brazilian Securities Commission.

       Settlement procedures for trades effected on the Stock Exchanges are prescribed by the Stock Exchanges. The Fund has not experienced material delays in effecting settlement and, based on such experience, the Manager does not anticipate any material delays in the future.

  FOREIGN INVESTMENT AND THE FUND

       Foreign investment in Brazilian securities is regulated by exchange control laws and regulations of the Monetary Council, as well as by laws that restrict investment by foreigners in particular sectors of the Brazilian economy. See "Foreign Investment and Exchange Controls in Brazil." Foreign portfolio investment in the Brazilian securities market is regulated by the Monetary Council and the Brazilian Securities Commission.

       Participation by foreign investors in the Brazilian securities market had been small in the years prior to the Fund's organization, partly as a result of applicable restrictions. The Fund was the first publicly offered United States investment company organized to invest in Brazilian securities.

       In an effort to increase foreign investment in Brazil, the Central Bank implemented Resolution 1289 on March 20, 1987. In the first three Annexes under Resolution 1289, the following mechanisms for foreign investment in Brazilian securities were authorized: (i) Foreign Capital Investment Companies-Annex I (an incorporated legal entity organized in Brazil where the foreign investor invests through the purchase of shares which are redeemable at the investor's request after a period of not less than 90 days), (ii) Foreign Capital Investment Funds-Annex II (an investment fund organized in Brazil in the form of an

  "open condominium," where the foreign investor invests through the purchase of "quotas" in the fund, redeemable upon the investor's request after a specified period of not less than 90 days) and (iii) Managed Portfolios of Bonds and Securities-Annex III (a foreign investment company which may invest directly in Brazilian securities, subject to certain diversification requirements and other investment restrictions). The Fund invests in the Brazilian securities market under Annex III and was the first entity to be authorized to do so. There are presently three other entities authorized under Annex III.

       In 1991, the Monetary Council added Annex IV and Annex V to Resolution 1289, in an effort to promote further foreign capital investment in Brazil.

       Annex IV, introduced by the Monetary Council on May 31, 1991 and implemented on June 3, 1991, extends the favorable treatment regarding organization, administration and taxation granted to Annex III foreign investment funds to foreign institutional investors, such as pension funds, financial institutions, insurance companies and mutual funds. In some respects, the regulations applicable to Annex IV are more favorable than those applicable to Annex III. For example, Annex IV is not subject to the portfolio composition or investment duration requirements applicable to Annex
  III. There are presently [ ] entities authorized to operate under Annex IV. [Other Funds to be authorized under Annex IV.]

       Annex V, introduced on July 31, 1991, provides still greater flexibility to foreign investors by permitting foreign investments in Brazilian securities through the mechanism of American Depository Receipts ("ADRs") and International Depository Receipts ("IDRs"). The issuance of ADRs and IDRs must be approved by the Brazilian Securities Commission. The foreign capital is registered in the name of the foreign issuer of the ADR or IDR and is permitted to enter and exit Brazil without restriction. The holders of ADRs and IDRs may request and obtain redemption at any time. In addition, holders of ADRs and IDRs enjoy favorable tax treatment similar to that applicable to the Fund and to foreign investors who utilize other permitted mechanisms of access to the Brazilian securities market. For example, no withholding tax will be levied on capital gains related to the redemption of ADRs or IDRs, and withholding tax will be levied on dividends received by the holders of ADRs or IDRs at the lower rate of 15%.

       The development of alternatives to the Fund as a vehicle through which United States and other foreign investors may invest in Brazilian securities is one of the factors that may affect whether shares of the Fund trade at a premium or discount in relation to net asset value. See "Net Asset Value" in the SAI. This development should also result in broadened investor interest in, and greater liquidity of, the Brazilian securities market.



                     INVESTMENT ADVISERS AND ADMINISTRATOR

  GENERAL

       The Fund's advisory structure reflects a bi-national United States-Brazilian arrangement for providing investment advice and management to pursue the Fund's investment objective of long-term capital appreciation through investing in Brazilian securities. The Fund's Manager is Scudder, Stevens & Clark, Inc., a United States investment counsel firm. The Brazilian Adviser is Banco Icatu S.A. The Fund may retain the services of advisers or consultants with respect to Brazilian securities markets in addition to the Brazilian Adviser when the Board of Directors determines it to be appropriate. The Fund's Brazilian Administrator is Banco de Boston S.A.

  THE INVESTMENT MANAGER

       Scudder, Stevens & Clark, Inc., an investment counsel firm whose address is 345 Park Avenue, New York, New York 10154, acts as investment adviser to and manager and administrator for the Fund. The Manager is a leading global investment manager with offices throughout the United States and subsidiaries in London and Tokyo. The Manager was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of the Manager's income is professional fees received from providing continuing investment advice. The Manager provides investment counsel for many individuals and institutions, including insurance companies, colleges, industrial corporations, and financial and banking organizations.

       The Manager has been active in international investment for over 40 years and in emerging markets investment for over 20 years. As of December 31, 1994, the Manager and its affiliates had in excess of $90 billion in assets under their supervision, more than $22 billion of which was invested in non-U.S. securities. As of that date, the Manager's clients included nine closed-end United States investment companies with assets aggregating over $1.5 billion, and more than 50 open-end United States investment company portfolios with assets aggregating over $36 billion. The Manager's investment company clients, in addition to the Fund, include:

       .    The Argentina Fund, Inc., which commenced operations in 1991 and invests primarily in equity securities of Argentine companies.

       .    The First Iberian Fund, Inc., which commenced operations in 1988 and invests primarily in equity securities of Spanish and Portuguese companies.

       .    The Japan Fund, Inc., which commenced operations in 1962 and invests primarily in securities of Japanese companies.

       .    The Korea Fund, Inc., which commenced in 1984 and invests primarily in equity securities of Korean companies.

       .    The Latin America Dollar Income Fund, Inc., which commenced operations in 1992 and invests primarily in Dollar-denominated debt securities of Latin American issuers.

       .    Scudder Greater Europe Growth Fund, which commenced operations in
  1994 and invests primarily in equity securities of European companies.

       .    Scudder International Fund, which was initially incorporated in
  Canada in 1953 and invests primarily in foreign equity securities.

       .    Scudder Latin America Fund, which commenced operations in 1992 and invests in securities of Latin American issuers.

       .    Scudder New Asia Fund, Inc., which commenced operations in 1987 and invests primarily in equity securities of Asian companies.

       .    Scudder New Europe Fund, Inc., which commenced operations in 1990 and invests primarily in securities of European companies.

       .    Scudder Pacific Opportunities Fund, which commenced operations in
  1992 and invests in equity securities of Pacific Basin companies, excluding Japan.

       .    Scudder World Income Opportunities Fund, Inc., which commenced operations in 1994 and invests primarily in income securities issued by corporate and sovereign entities throughout the world.

       The Manager also provides investment advisory services to the mutual funds with assets aggregating over $11 billion that comprise the AARP Investment Program from Scudder. With respect to this Program, the Manager manages a total of eight investment company portfolios pursuing a variety of investment objectives, including money market returns, growth, income, growth and income and tax-free income. The Manager also manages accounts for several large pension plans.

       The Fund is managed by a team of investment professionals who each play an important part in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Manager's large staff of economists, research analysts, traders and other investment specialists who work in the Manager's offices across the United States and abroad. The Manager believes its team approach will benefit Fund investors by bringing together many disciplines and leveraging the Manager's extensive resources.

       Lead Portfolio Manager Edmund B. Games, Jr. has set Fund investment strategy and overseen its daily operation since 1988. Mr. Games joined Scudder's equity research area in 1960. William F. Truscott, Portfolio Manager, helps set the portfolio's general investment strategies. Mr. Truscott, a member of the portfolio's team since 1993, has over 10 years of experience in the financial industry. Nicholas Bratt, Portfolio Manager, has been a member of the portfolio team since 1988 and has over 20 years of experience in worldwide investing. Mr. Bratt, who has been at Scudder since 1976, is the head of Scudder's Global Equity Department.

       The Manager maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. In managing the Fund, the Manager utilizes reports, statistics and other investment information from a wide variety of sources, including the Brazilian Adviser and other brokers and dealers who may execute portfolio transactions for the Fund and for clients of the Manager or the Brazilian Adviser. Investment decisions, however, are based primarily on investigations and critical analyses by its own research specialists and portfolio managers, as well as investigations that may include visiting companies, touring facilities, and interviewing suppliers and customers.

       Certain investments may be appropriate for the Fund and also for other clients advised by the Manager. Investment decisions for the Fund and the Manager's other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all client. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Manager to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Manager in the interest of the most favorable net results to the Fund.

  INVESTMENT ADVISORY, MANAGEMENT AND ADMINISTRATION AGREEMENT

       On July 25, 1995, the Fund's shareholders approved a new Investment Advisory, Management and Administration Agreement (the "Agreement") with the Manager. Under the Agreement, the Manager makes investment decisions, prepares and makes available research and statistical data and supervises the acquisition and disposition of securities by the Fund, all in accordance with the Fund's investment objective and policies and in accordance with guidelines and directions from the Fund's Board of Directors. The Manager assists the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors. The Manager maintains or causes to be maintained for the Fund all books and records required to be maintained under the 1940 Act to the extent such books and records are not maintained or furnished by the Fund's custodian or other agents, and furnishes or causes to be furnished all required reports or other information under Brazilian securities laws, supplies the Fund with office space in New York and furnishes clerical services in the United States related to research, statistical and investment work. The Manager renders to the Fund administrative services such as preparing reports to, and meeting materials for, the Fund's Board of Directors and reports and notices to shareholders, preparing and making filings with the Commission and other regulatory and self-regulatory organizations including preliminary and definitive proxy materials and post-effective amendments to the Fund's registration statement, providing assistance in certain accounting and tax matters and investor public relations, monitoring the valuation of portfolio securities, calculation of net asset value and calculation and payment of distributions to shareholders, and overseeing arrangements with the Fund's Custodian, including the maintenance of books and records of the Fund. The Manager also pays the reasonable salaries, fees and expenses of the Fund's officers and employees and any fees and expenses of the Fund's directors who are directors, officers or employees of the Manager, except that the Fund bears travel expenses (or an appropriate portion of those expenses) of directors and officers of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees of or advisers to the Board. Under the Agreement, the Manager may render similar services to others.

       Under the Agreement, the Fund pays or causes to be paid all of its other expenses, including, among other things, the following: organization and certain offering expenses (including out-of-pocket expenses but not overhead or employee costs of the Manager or of any one or more organizations retained by the Fund or by the Manager as a Brazilian administrator or adviser of the
  Fund); legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodian, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to shareholders; expenses of the Dividend Reinvestment and Cash Purchase Plan (except for brokerage expenses paid by participants in such Plan); costs of stationery; any litigation expenses; and costs of shareholders' and other meetings.

       For its services, the Manager receives a monthly fee at an annual rate of 1.175% of the Fund's average weekly net assets. The Manager has agreed to waive a portion of its fee such that the effective rate with respect to net assets in excess of $300,000,000 is 1.075%. The Manager pays the Brazilian Adviser a monthly fee at an annual rate of 0.125% of the Fund's average weekly net assets up to and including $150,000,000, 0.075% on the next $150,000,000, and 0.025% of such net assets in excess of $300,000,000. See "The Brazilian Adviser." The Manager pays the Brazilian Administrator an annual fee equal to approximately $50,000 per year plus out-of-pocket expenses. See "The Brazilian Administrator." The Manager may retain the services of others, in addition to the Brazilian Adviser and the Brazilian Administrator, but at no additional cost to the Fund in connection with its services to the Fund.

       Under the Investment Advisory, Management and Administration Agreement between the Fund and the Manager that was in effect prior to July 26, 1995, the Fund agreed to pay the Manager a monthly fee equal to an annual rate of 1.30% of the first $150,000,000 of average weekly net assets of the Fund, 1.25% net assets on the next $150,000,000, and 1.20% of such net assets in excess of $300,000,000. Under the Investment Advisory and Management Agreement between the Fund and the Manager that was in effect prior to October 20, 1993, the Fund agreed to pay the Manager a monthly fee equal to an annual rate of 1.25% of the average weekly net assets of the Fund.

       During the fiscal years ended December 31, 1992, 1993 and 1994, the fees paid to the Manager under the prior Agreements amounted to $2,512,544, $2,761,128 and $4,371,086, respectively. The amount paid in 1994 reflects a reduction of $55,048, which the Manager agreed to pass through to the Fund as a result of the Brazilian Adviser waiving approximately half of its fees under its prior contract as of November 1, 1994.

       Under the Agreement, the Manager is permitted to provide investment advisory services to other clients, including clients which may invest in Brazilian securities and, in providing such services, may use information furnished by the Brazilian Adviser and others. Conversely, information furnished by others to the Manager in providing services to other clients may be useful to the Manager in providing services to the Fund.

       The Agreement by its terms will remain in effect for a period of two years from July 26, 1995, and will continue in effect from year to year thereafter if such continuance is specifically approved, at least annually, by a vote of a majority of the members of the Board of Directors who are not interested persons of the Manger, the Brazilian Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval, and by the affirmative vote of either a majority of the Board of Directors or holders of a majority of the Fund's outstanding voting securities. The Agreement may be terminated at any time without payment of penalty by the Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager on 60 days' written notice (or such longer period as may be required under the Regulations). The Agreement automatically terminates in the event of its assignment (as defined under the 1940 Act), but does not terminate upon assignment to a corporate successor to all or substantially all of the Manager's business, or a wholly-owned subsidiary of such corporate successor, provided that such assignment does not result in a change of actual control or management of the Manger's business.

       The Agreement provides that the Manager is not liable for any act or omission, error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations and duties under the Agreement.

  THE BRAZILIAN ADVISER

       Banco Icatu S.A., whose address is Av. Presidente Wilson, 231 2/o/ andar, Rio de Janeiro, Brazil, an investment adviser registered under the Investment Advisers Act of 1940, acts as Brazilian Adviser to the Manager pursuant to a Research and Advisory Agreement, dated July 26, 1995, between the Fund and the Brazilian Adviser (the "Research Agreement"). The Brazilian Adviser has been in the business of providing investment advisory services since it was organized in December 1986 under the laws of the Federative Republic of Brazil. The Brazilian Adviser is a wholly-owned subsidiary of Icatu Empreendimentos e Participacoes Ltda., Av. Presidente Wilson, 231 2/o/ andar, Rio de Janeiro, Brazil, whose parent company is Itaborai Participacoes S.A.

       Under the terms of the Research Agreement, the Brazilian Adviser provides such information, investment recommendations, advice and assistance as the Manager may, from time to time, reasonably request. The Brazilian Adviser may, under the terms of the Research Agreement, render similar services to others, including other investment companies. However, the Brazilian Adviser is required by the Research Agreement to maintain a separate staff which prepares and makes specific investment recommendations to the Manager. This information will be evaluated by the Manager's research department and portfolio managers in light of their own expertise and information from other sources, in determining investment decisions for the Fund.

       For its services, the Brazilian Adviser receives from the Manager a monthly fee at the annual rate of 0.125% of the Fund's average weekly net assets up to and including $150,000,000, 0.075% of such assets on the next $150,000,000, and 0.025% of such net assets in excess of $300,000,000. The
  Brazilian Adviser has agreed to pay fees and expenses of any officer or director of the Fund affiliated with it, except that the Fund bears travel expenses of one director, officer or employee of the Brazilian Adviser or any of its affiliates who is not a resident in the United States to the extent that such expenses relate to attendance as a Fund director at meetings of the Board of Directors in the United States and also bears the travel expenses of any other director, officer or employee of the Brazilian Adviser or of any of its affiliates who is a resident in the United States to the extent such expenses relate to his attendance as a Fund director at meetings of the Board of Directors held outside of the United States. Under the Research and Advisory Agreement that was in effect prior to July 26, 1995, the Fund agreed to pay the Brazilian Adviser a monthly fee equal to an annual rate of 0.25% of the Fund's average weekly net assets up to and including $150 million, 0.15% on the next $150 million, and 0.05% of such net assets in excess of $300 million. For the fiscal years ended December 31, 1992, 1993 and 1994, the aggregate fees incurred by the Manager for the services of the Brazilian Adviser under the Research Agreement amounted to $476,503, $502,028 and $617,844, respectively.

       The Research Agreement provides that the Brazilian Adviser will not be liable for any act or omission in the course of, connected with or arising out of any services rendered under the Research Agreement except by reason of willful misfeasance, bad faith or gross negligence on the part of the Brazilian Adviser in the performance of its duties or from reckless disregard by the Brazilian Adviser of its obligations and duties under the Research Agreement.

       Because the Brazilian Adviser is a Brazilian corporation having substantially all of its assets outside of the United States, it may be difficult for United States investors to effect service of process upon the Brazilian Adviser within the United States or to realize judgments of courts of the United States based upon civil liabilities of the Brazilian Adviser under the federal securities laws and other laws of the United States. There is substantial doubt as to the enforceability in Brazil of such civil remedies and criminal penalties as are afforded by the federal securities laws in the United States.

       The Research Agreement by its terms will remain in effect for a period of two years from July __, 1995, and will continue in effect from year to year thereafter if such continuance is specifically approved at least annually by the affirmative vote of a majority of the members of the Board of Directors who are not interested persons of the Fund, the Manager or the Brazilian Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by the affirmative vote of either a majority of the Board of Directors or the holders of a majority of the outstanding voting securities. The Research Agreement may be terminated at any time without payment of penalty by the Fund or the Brazilian Adviser on 60 days' written notice (or such longer period as may be required under the Regulations). The Research Agreement automatically terminates in the event of the termination of the Fund's Agreement with the Manager or in the event the Research Agreement is assigned (as defined under the 1940 Act).

  THE BRAZILIAN ADMINISTRATOR

       Under the Administration Agreement, dated April 30, 1992, between the Brazilian Administrator, the Fund and the Manager, the Brazilian Administrator has agreed to furnish to the Fund and to the Manager such administrative services and assistance as are required to be furnished by a Brazilian administrator pursuant to the Regulations and as the Manager, on the Fund's behalf, may reasonably request, including effecting the registration of the Fund's foreign capital with the Central Bank, processing remittances of earnings, capital gains and the return of invested capital, paying the applicable withholding tax on remittances abroad by the Fund, filing statements as to the Fund's portfolio and remittances, and handling the bookkeeping for the Fund's portfolio in Brazil.

       As compensation for its services under the Administration Agreement, the Brazilian Administrator is paid a quarterly fee in Brazilian currency equal to approximately $50,000 per year, plus out-of-pocket expenses.

       Under the Administration Agreement, the Brazilian Administrator will not be liable for any act or omission in the course of, connected with or arising out of any services rendered by it under the agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the Administration Agreement.

       The Administration Agreement by its terms continues in effect, if such continuance is specifically approved at least annually by the affirmative vote of the Fund's Board of Directors. The Administration

  Agreement may be terminated at any time, without penalty, by the Manager, by the Fund's Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, upon 60 days' written notice, or by the Brazilian Administrator, but only after written notice to the Fund, the Manager and the Brazilian Securities Commission of not less than 60 days (or such longer period may be required under the Regulations). The Regulations currently require six months' notice. The Administration Agreement automatically terminates in the event of its assignment (as defined under the 1940 Act) or the termination of the Agreement between the Fund and the Manager.

       The Regulations reserve to the Brazilian Securities Commission the right to cancel the authorization of, and approve any successor to, the Brazilian Administrator. They also provide that, should the authorization to render services to the Fund be so cancelled, the Manager must apply to the Brazilian Securities Commission within 15 business days after communication of the decision to cancel, for authorization to replace the Brazilian Administrator. Under the Regulations, in such a case, the Brazilian Administrator is obliged to continue to perform its functions until it is actually replaced.


              DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT
                            AND CASH PURCHASE PLAN

       The Fund intends to distribute to shareholders, at least annually, substantially all of its net investment income and expects to distribute at least annually any net long-term capital gains in excess of net short-term capital losses (including any capital loss carryover). Net investment income includes dividends, interest and any net short-term capital gains in excess of net long-term capital losses (including any capital loss carryover), net of expenses. See "Taxation -- United States Federal Income Taxes" in the SAI. The Fund expects to distribute, to shareholders of record as of a date prior to the issuance of Shares upon exercise of the Rights, substantially all of its undistributed net investment income (including net short-term capital gains) and undistributed net realized long-term capital gains [as of such record date]. Such distributions will, in general, be taxable to shareholders. See "Taxation -- U.S. Taxation" in the prospectus and "Taxation -- United States Federal Income Taxes -- General," -- "Distributions" and -- "Non-U.S. Shareholders" in the SAI. As of September 30, 1995, the Fund had approximately [$3.4] million of net investment income and approximately [$10.3] million of undistributed net realized long-term capital gains.

       Pursuant to the Plan, each shareholder will be deemed to have elected, unless The First National Bank of Boston, the Plan Agent, is otherwise instructed in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested by The First National Bank of Boston, the Plan Agent, in Fund shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in Dollars mailed directly to the shareholder by The First National Bank of Boston, as dividend paying agent. Participants in the Plan may terminate their accounts under the Plan by written notice to the Plan Agent. If such notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, the termination will be effective immediately; otherwise such termination will be effective on the first trading day after the payment date of such dividend or distribution. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee.

       The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then the Fund will issue new shares to participants at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. Participants reinvesting distributions in additional shares should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the payment date, of the shares received (regardless of the net asset value of the shares on the payment date), and should have a cost basis in such shares equal to such fair market value. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants' account on, or shortly after, the payment date.

       Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than thirty days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

       The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

       There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or reinvestment of any dividends or capital gains distributions payable only in cash.

       With respect to purchases from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

       The receipt of dividends and distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on such dividends or distributions. See "Taxation -- United States Federal Income Taxes" in the SAI.

       Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan, in the case of a dividend or distribution, at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable laws, rules or policies of a regulatory authority) only by at least

  30 days' written notice to participants in the Plan. Additional information about the Plan may be obtained from the Plan Agent, The First National Bank of Boston, Mail Stop 45-02-09, P.O. Box 644, Boston, MA 02102-0644, telephone number (617) 575-2900.


                                    TAXATION

       For a discussion of U.S. Federal income tax consequences and Brazilian tax consequences to Record Date Shareholders and Rights Holders with respect to the Offer, see "The Offer -- U.S. Federal Income Tax Consequences; Brazilian Tax Consequences" above. For a discussion of certain other U.S. and Brazilian tax matters applicable to the Fund and its shareholders, see "Taxation" in the SAI. Shareholders should consult their tax advisers concerning their own particular situations, including the potential application of state, local and non-U.S. taxes to their ownership and disposition of shares of the Fund.

  U.S. TAXATION

       The Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code for each taxable year, although no assurance can be given as to meeting the test for such status. The Fund intends to distribute to its shareholders each year all of its net investment income as computed for U.S. Federal income tax purposes. Such distributions will, in general, be taxable to shareholders. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform shareholders of the amount and nature of distributions made by the Fund.

       The Board of Directors will determine each year whether to distribute any net long-term capital gains in excess of any net short-term capital losses (including in such losses any capital loss carryovers from prior years) as computed for U.S. Federal income tax purposes. The Fund presently expects to distribute such excess to its shareholders each year.

       Dividend distributions paid out of the Fund's net investment income (including short-term capital gains) will be taxable to a U.S. shareholder as ordinary income, whether received in cash or reinvested in shares. Dividends paid by the Fund will not qualify for the deduction (currently 70%) for dividends received by corporations because the Fund's income is not expected to consist of dividends paid by U.S. corporations. Distributions of net long-term capital gains (i.e., capital gains from securities held for more than one year), if any, are taxable as long-term capital gains, whether received in cash or reinvested in shares, regardless of how long the shareholder has held the Fund's shares and are not eligible for the dividends-received deduction. Dividends of net investment income and distributions of net long-term capital gains paid by the Fund that (i) are declared in October, November or December,
  (ii) are payable to holders of record as of a date in such a month, and (iii) are paid during the following January, will be treated by shareholders as if received on December 31 of the calendar year in which declared.

       The Fund has adopted a Dividend Reinvestment and Cash Purchase Plan. Shareholders are deemed to have elected to participate in the Plan unless the Plan Agent is otherwise instructed in writing. Participants in the Plan will receive dividend and capital gain distributions in shares of the Fund, rather than in cash, if the Fund's Board of Directors declares that payment may be made in shares of the Fund or in cash. The Fund contemplates that distributions will ordinarily be payable in shares or cash. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan."

       Shareholders reinvesting distributions in additional shares through participation in the Plan should be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received (whether the fair market value is less than or greater than the net asset value of the shares on the distribution date), and should have a cost basis in such shares equal to such fair market value.

            The Fund expects to be eligible to elect, and will notify shareholders if it so elects, to "pass-through" to the Fund's shareholders the amount of Brazilian withholding taxes imposed on dividends and interest. If the Fund makes such an election, shareholders will be required to include in income their proportionate shares of such amount. U.S. shareholders may be entitled to claim a credit or deduction for all or a portion of such amount. However, non-U.S. shareholders may not be able to claim a credit or deduction with respect to such amounts.

            The Fund may be required to withhold for U.S. Federal income tax purposes 31% of all distributions payable to shareholders (not otherwise exempt for such withholding) who fail to provide the

  Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding.

  BRAZILIAN TAXATION

       The Fund will be subject to Brazilian withholding taxes on interest (at a rate of 10%) and dividends (at rate of 15%). The Fund's capital gains from the sale of securities are currently exempt from Brazilian taxes. However, the Brazilian Government introduced a bill that would subject such gains to Brazilian capital gains tax. See "Taxation -- Brazilian Taxes" in the SAI.

                                 COMMON STOCK

       The authorized capital stock of the Fund is 50,000,000 shares of Common Stock ($.01 par value), of which __________ shares were issued and outstanding as of ____________, 1995. Shares of the Fund, when issued, are fully paid and nonassessable. All shares are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of Common Stock is entitled to its proportion of the Fund's assets after debts and expenses. There are no cumulative voting rights for the election of directors.

       The Fund has no present intention of offering additional shares beyond the Offer contemplated by this Prospectus, except that additional shares may be issued under the Dividend Reinvestment and Cash Purchase Plan. See "Dividends and Distributions; Dividend Reinvestment and Cash Purchase Plan." Other offerings of its shares, if made, will require approval of the Fund's Board of Directors and of the Brazilian Securities Commission. Any additional offering will be subject to the requirements of the 1940 Act that shares may not be sold at a price below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing shareholders or with the consent of a majority of the Fund's outstanding shares.

  SPECIAL VOTING PROVISIONS

       The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Board of Directors is divided into three classes. At the annual meeting of stockholders in each year, the term of one class expires and directors will be elected so serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only by a vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter.

       As noted above under "Net Asset Value" the conversion of the Fund from a closed-end to an open-end investment company is currently not permitted under Brazilian law. If it were permitted, such conversion would require the affirmative vote of 75% of the directors to authorize such conversion. The conversion also requires the affirmative vote or consent of the holders of 75% of the shares of the Fund unless it is approved by a vote of 75% of the Continuing Directors, in which event such conversion requires the approval of the holders of a majority of the outstanding shares of the Fund. Even if the Fund were to be converted into an open-end investment company, it could be restricted in its ability to redeem its shares (otherwise than in kind) because of Brazilian restrictions on repatriation of the Fund's capital. See "Foreign Investment and Exchange Controls in Brazil."

       The affirmative votes of 75% of the directors and the holders of 75% of the shares of the Fund are required to authorize any of the following transactions:

          (i) merger or consolidation of the Fund with or into any other corporation;

          (ii) issuance or transfer of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more excluding sales of securities in connection with a public offering and securities issued pursuant to a dividend reinvestment plan adopted by the Fund or upon the exercise of any stock subscription rights distributed by the Fund;

          (iii) sale, lease, exchange or other disposition to or with any entity or person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions effected by the Fund in the ordinary course of its business.

          However, this shareholder vote or consent will not be required with respect to the foregoing transactions if they are approved by a vote of 75% of the Continuing Directors or if certain conditions regarding the consideration paid by such corporation, person or entity are satisfied.

          Reference is made to the Articles of Incorporation and By-Laws of the Fund, on file with the Commission, for the full text of these provisions. See "Further Information." These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Directors has determined that the foregoing voting requirements, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of shareholders generally.


              DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

          The First National Bank of Boston, 100 Federal Street, Boston, Massachusetts 02110, is the Fund's dividend paying agent and is the transfer agent and registrar for the Fund's Common Stock.


                                   CUSTODIAN

          Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is Custodian for the Fund. The Fund's portfolio securities, when invested in Real-denominated securities, and cash and cash equivalents, when held in Brazil, are held at the Rio de Janeiro and Sao Paulo branches of The First National Bank of Boston, acting as Subcustodian.


                               OFFICIAL DOCUMENTS

          All of the documents, except Brazilian company annual reports, referred to herein as the source of statistical information are public official documents of the Federative Republic of Brazil, its Ministries, the Central Bank of Brazil, the Brazilian Securities Commission or the Stock Exchanges.


                                    EXPERTS

          The financial statements of the Fund included in the SAI have been so included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm, as experts in auditing and accounting.

                             VALIDITY OF THE SHARES

          The validity of the shares offered hereby will be passed on for the Fund by Debevoise & Plimpton, New York, New York, and for the Dealer Manager by Sullivan & Cromwell, New York, New York, with respect to matters of United States law. Matters of Brazilian law will be passed on for the Fund and for the Dealer Manager by Pinheiro Neto, Sao Paulo, Brazil.


                              FURTHER INFORMATION

          Further information concerning the Fund and the Fund's Common Stock may be found in the Registration Statement of which this Prospectus constitutes a part on file with the Securities and Exchange Commission.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION


                                                                            Page
                                                                            ----

  Investment Restrictions ................................................     2

  Directors and Officers .................................................     5

  Net Asset Value ........................................................     8

  Taxation ...............................................................     9

  Portfolio Transactions and Brokerage ...................................    16

  Financial Statements....................................................   F-1

  Report of Independent Accountants ......................................   F-2

  Report of Independent Accountants ......................................  F-14

                                                                         ANNEX A
                                                                         -------

                       THE FEDERATIVE REPUBLIC OF BRAZIL

     THE INFORMATION IN THIS ANNEX HAS BEEN EXTRACTED FROM THE OFFERING CIRCULAR OF THE FEDERATIVE REPUBLIC OF BRAZIL ("BRAZIL"), DATED JULY 20, 1995, DISTRIBUTED IN CONNECTION WITH THE OFFERING OF BRAZIL'S DM1,000,000,000 9% NOTES DUE 1997. THAT INFORMATION PRESENTS HISTORICAL DATA, THAT HAVE NOT BEEN UPDATED, EXCEPT WHERE OTHERWISE NOTED. THIS ANNEX IS GENERAL AND SUMMARY IN NATURE AND IS PROVIDED FOR ILLUSTRATIVE PRUPOSES ONLY. IT DOES NOT PURPORT TO BE AN AUTHORITATIVE POLITICAL OR ECONOMIC ANALYSIS. FURTHERMORE, BRAZIL'S MACROECONOMIC INDICATORS ARE NOT REVIEWED BY THE INTERNATIONAL MONETARY FUND. THE GOVERNMENT OF BRAZIL AND THE CENTRAL BANK OF BRAZIL ARE THE SOLE PROVIDERS OF AUTHORITATIVE MACROECONOMIC INDICATORS. BRAZIL'S MACROECONOMIC INDICATORS ARE NOT RELEASED WITH THE SAME TIMELINESS AND COMPLETENESS AS MANY OTHER COUNTRIES. NONE OF THE MANAGER, THE BRAZILIAN ADVISER, THE BRAZILIAN ADMINISTRATOR OR THE DEALER MANAGER HAS VERIFIED THE INFORMATION NOR MAKES ANY REPRESENTATION AS TO ITS ACCURACY.

GENERAL INFORMATION

     General. Brazil, the fifth largest country in the world, occupies nearly half the land area of South America and shares a border with every country in South America except Chile and Ecuador. The official language is Portuguese. Brazil's population, estimated at December 31, 1994 to be 153.7 million, is the sixth largest in the world and, growing at a rate of 1.4% per year, is expected to reach 163 million by the end of the century. The largest cities in Brazil are Sao Paulo and Rio de Janeiro, with populations of 9.8 million and 5.5 million, respectively.

     Politics and Governmental Organization. From 1964 to 1985, Brazil was governed by military governments. Brazil's current Constitution was adopted in October 1988. In December 1989 the country elected a President in the first
direct presidential election since 1960.   The Constitution also provided for a
plebiscite in April 1993 in which voters were permitted to consider alternative systems of government, including a return to monarchy; in that plebiscite, the Brazilian electorate voted overwhelmingly to maintain the presidential system of government.

     Brazil is a federative republic with broad powers granted to the federal Government, which is made up of three independent branches: an executive branch headed by the President; a legislative branch consisting of the bicameral National Congress; and a judicial branch consisting of the Federal Supreme Court and lower federal and state courts. The President is elected by direct vote to serve a four-year term. He cannot be re-elected. The President's powers include the right to appoint ministers and key executives in selected administrative and political posts. The President may issue provisional measures (medidas provisorias) that can be enforced for a maximum of 30 days; they remain in force thereafter only if approved by the legislature within such 30-day period. The prevailing legal view is that the President may re-issue provisional measures not previously rejected by Congress. Under the Constitution, certain legislation submitted by the President must be voted upon by the Congress within 90 days.

     The National Congress is composed of the Senate and the Chamber of Deputies, both of which must approve any statute before it is enacted. The Senate is composed of 81 senators, each elected for staggered eight-year terms, and the Chamber of Deputies has 513 deputies, elected for concurrent four-year terms. The number of Deputies is based on a proportional representation system weighted in favor of the less populated states which, as the population increases in the larger states, assures the smaller states an important role in the Congress. Currently, twenty different political parties are represented in the Senate and Chamber of Deputies. As of April 26, 1995 the most represented party in the Congress, the Partido de Movimento Democratico Brasileiro (the "PMDB"), held 22 seats the Senate and 105 in the Chamber of Deputies.

     Brazil's current President, Fernando Henrique Cardoso, assumed office on January 1, 1995 after winning the presidential election with 54.3% of the total valid votes. President Cardoso's stated program is to provide continuity to the stabilization program known as the Plano Real by attempting to implement the structural reforms required to provide long-term fiscal stability and sustainable economic growth. See "The Economy -- The Plano Real." As of April 26, 1995, President Cardoso's party, the Partido de Social Democracia Brasileira (the "PSDB"), held 10 seats in the Senate and 64 in the Chamber of Deputies, and was the third most represented party in the Congress. President Cardoso represents a coalition of the PSDB and two other parties, neither of which is the PMDB.

     Foreign Relations. Brazil maintains diplomatic and trade relations with almost every nation in the world and is a member of the International Monetary Fund (the "IMF"), the World Bank, the General Agreement on Tariffs and Trade ("GATT") and the World Trade Organization.

     Regionally, Brazil participates in the Organization of American States (the "OAS") and in several sub-regional organizations under the OAS. In March 1991, Brazil, Argentina, Paraguay and Uruguay formally established the Mercado Comum do Sul ("Mercosul"), a common market organization. See "Balance of Payments and Foreign Trade -- Foreign Trade."

THE ECONOMY

     Selected Economic Data. The following table sets forth selected economic data relating to Brazil for the indicated periods:

                                    SELECTED BRAZILIAN ECONOMIC INDICATORS
                                              1990          1991          1992          1993          1994
THE ECONOMY
Gross Domestic Product :
(in bil. of 1994 Reais).................    R$  329.9     R$  330.7     R$  328.2     R$  341.7     R$  361.1
(in bil. of Dollars)/(1)/...............  U.S.$ 471.1   U.S.$ 436.8   U.S.$ 449.9   U.S.$ 484.9   U.S.$ 531.0
Real GDP Growth (decline)/(2)/..........        (4.4)%          0.2%        (0.8)%          4.1%          5.7%
Population (mil.).......................        144.7         147.1         149.4         151.6         153.7
GDP Per Capita (in U.S.$)/(3)/..........  U.S.$ 2,882   U.S.$ 2,970   U.S.$ 3,012   U.S.$ 3,199   U.S.$ 3,452
Unemployment Rate/(4)/..................         4.28%         4.83%         5.76%         5.31%         5.06%
General Price Index-Domestic Supply (%
 change)/(5)/...........................      1,476.6%        480.2%      1,158.0%      2,708.6%        909.6%
Exchange Rate Adjustment/(6)/...........      1,397.3%        528.5%      1,059.0%      2,532.5%        613.4%
Exports (in bil. of Dollars)/(7)/.......  U.S.$  31.4   U.S.$  31.6   U.S.$  35.8   U.S.$  38.8   U.S.$  43.6
Imports (in bil. of Dollars)/(7)/.......         20.7          21.0          20.6          25.7          33.2
Trade Balance (in bil. of Dollars)......         10.7          10.8          15.2          13.1          10.4
Current Account.........................         (3.8)         (1.4)          6.1          (0.6)         (1.5)
                                              -------         -----       -------       -------         -----

  (1) Converted to Dollars based on the weighted average exchange rate for each year.
  (2) Calculated based upon constant average 1994 Reais.
  (3) Not adjusted for purchasing power parity.
  (4) Average annual unemployment rate of the metropolitan regions of Belo Horizonte, Porto Alegre, Recife, Rio de Janeiro, Salvador and Sao Paulo.
  (5) The General Price Index--Domestic Supply ("GPI-DS") is one indicator of inflation. While many inflation indicators are used in Brazil, the GPI-DS, calculated by the Getulio Vargas Foundation, an independent research organization, is one of the most widely utilized indices.
  (6) Year on year percentage devaluation of the Real against the Dollar (sell side).
  (7) The preliminary export and import figures for 1993 available at December 31, 1994 that appear in this table are the figures that the Brazil continues to use for the purposes of its balance of payments calculations. However, the revised figures for 1993 show U.S.$38.6 billion and U.S.$25.5 billion, respectively.

  Sources: Fundacao Instituto Brasileiro de Geografia e Estatistica (IBGE); Getulio Vargas Foundation; Central Bank

     Historical Background. From the late 1960's through 1982, Brazil pursued an import-substitution, high-growth development strategy financed, in large part, by heavy recourse to foreign borrowings. Foreign debt grew at an accelerated pace partly in response to the oil shocks of the 1970s and, when international interest rates rose sharply in 1979-80, the resulting accumulated external debt became one of Brazil's most pressing problems in the decade that followed. See "Public Debt." The debt crisis of the 1980s and high inflation substantially depressed real growth in Brazil's gross domestic product ("GDP"), which averaged 2.3% per year from 1981 to 1989. During this period, the public sector's role in the economy also expanded markedly, with many key economic sectors subject to Government monopoly or subsidized participation, and significant structural distortions were introduced through high tariffs and the creation of subsidies and tax credit incentives. Significant increases in the money supply to finance a large and growing fiscal deficit further fueled inflationary pressures and Brazil experienced high and chronic inflation. See "The Economy --

  Prices." Also during this period, indexation of prices became widespread. Various price indices were used, each with its own methodology, based on different baskets of goods or services, such as salaries, rents, taxes and financial instruments. The practice of widespread indexation in Brazil diminished the distorting impact of inflation on relative prices but also served to sustain and fuel inflationary expectations.

     Efforts to address these problems during the late 1980's and early 1990's were largely unsuccessful. High inflation and the recurrent threat of hyperinflation during this period prompted the Government to pursue a series of stabilization plans, but these plans were undermined by a variety of factors, including political difficulty in implementing planned fiscal adjustments and the slowness of institutional reforms. The practice of inflation indexation in the economy, which made prices downwardly rigid, also helped to undermine the stabilization measures. Moreover, these attempts at stabilization relied on mechanisms, such as price and wage freezes and/or unilateral modifications of the terms of financial contracts, that were not supported by fiscal and monetary reform. A central problem during this period was the public sector, which ran operational deficits averaging more than 5% of GDP during the five-year period from 1985 to 1989, while monetary policy was compromised by the short-term refinancing of public sector debt. In addition, the 1988 Constitution reallocated public resources, in particular tax revenues, from the federal Government to the States and municipalities without a proportional shift of responsibilities to them, thereby further constraining the effectiveness of federal government fiscal policy. The ability of the federal Government to dismiss public sector employees was also limited.

     The Plano Real. In December 1993, the Government announced the Plano Real, aimed at curtailing inflation and building a foundation for sustained economic growth. President Cardoso, who was Finance Minister at the time, is acknowledged as the architect of the Plano Real. The Plano Real has utilized traditional monetary and fiscal means to decrease the money supply and dampen domestic demand, as well as other initiatives designed to address persistent deficits in the Government's accounts and backward-looking indexation.

     In a fiscal adjustment proposal for 1994, the Government proposed spending cuts and an increase in tax rates and collections intended to eliminate a budget deficit originally projected at $22.0 billion. Key elements of the proposal included (i) cuts in current expenditures and investment through the
                     -
  transfer of some activities from the federal Government to the States and municipalities, (ii) a prohibition on sales of public bonds by the Government,
                   --
  except to refinance existing debt and for certain expenditures and investment,
  (iii) new taxes, including a new levy on financial transactions, (iv) recovery
   ---                                                              --
  of mandatory Social Security Contributions ("COFINS"), due to judicial acknowledgement that such contributions were permissible under the Constitution, and (v) establishment of the Emergency Social Fund ("ESF"),
                     -
  financed by reductions in constitutionally mandated transfers of federal Government revenues to the States and municipalities, to provide financing of social welfare spending by the federal Government. Pursuant to the constitutional amendment that created the ESF, 20% of Government revenues otherwise earmarked for specific purposes were released and deposited into the ESF to ensure financing of social welfare spending by the federal Government for 1994 and 1995. In adopting this constitutional amendment, however, Congress did not modify the existing constitutional provisions requiring the federal Government to share a significant portion of its revenues with States and municipalities.

     The government addressed the problem of indexation in March 1, 1994 by establishing the Unidade Real de Valor (the Unit of Real Value, or "URV") as a unit of account. [Whereas other financial indices used at the time were generally adjusted for inflation on a monthly basis], the URV was adjusted daily. The introduction of the URV was premised on the theory that a reference unit with a nominal value corrected frequently and based on the best available estimate of current inflation would express values more realistically than traditional indexing methods.

     On July 1, 1994, the Government introduced the Real as Brazil's currency. At that time the Cruzeiro Real, then worth one URV, was replaced with the Real at an exchange rate of CR$ 2,750 to R$1.00. All contracts denominated in URVs were automatically converted into Reais at a conversion rate of one to one, and the URV, together with the Cruzeiro Real, ceased to exist. At the same time the Government and the Central Bank took a number of steps to control monetary aggregates through the regulation of credit and the flow of capital into Brazil. The maturity of consumer credit extended by financial institutions was restricted to 90 days, reserve requirements were imposed or increased on different transactions, and other credit restructuring measures were adopted. Subsequently, in support of the Plano Real, the Government has also implemented certain other fiscal measures, undertaken efforts to reduce the public sector's involvement in the economy and implemented new exchange rate policy that permits market participants (including the Central Bank) to set exchange rates for the Real. See "Foreign Exchange" and "The Economy -- State-Controlled Enterprises."

     The Plano Real has succeeded in lowering inflation from a monthly rate of 46.6% in June 1994 to 2.62% in June 1995. Average monthly inflation during the first [nine] months of 1995 was [ ]%. See "The Economy -- Prices." Meanwhile, real GDP rose 5.7% in 1994 and 10.5% in the first quarter of 1995. The Real has experienced greater stability against foreign currencies than have previous Brazilian currencies. Whereas prior Brazilian currencies tended to be devalued in relation to the Dollar, the Real appreciated from parity with the Dollar on its introduction to R$0.846/US$1.00 on December 1, 1994, due largely to the fact that in Brazil real interest rates were significantly higher than those outside Brazil. Following a series of adjustments intended to control the flow of capital into Brazil, at August 29, 1995, the Real-Dollar exchange rate was R$0.95/U.S.$1.00. See "Foreign Investment" and "Foreign Exchange."

     The continued success of the Plano Real depends on the ability of the Government to maintain fiscal restraint and a tight monetary policy in the face of both domestic and international economic pressures as well as on the ability of the Government to implement longer-term structural reforms, such as reform of the tax and social security systems, transfer of certain federal spending responsibilities to State governments and privatization of major enterprises, some of which reforms require constitutional amendments to be implemented. See "The Economy -- State-Controlled Enterprises."

     Gross Domestic Product. Brazil experienced significant rates of growth during the period from 1968 to 1973; growth in real GDP during that period averaged over 11% per year and is often referred to as Brazil's "economic miracle." From 1974 to 1980, the real GDP growth rate declined, but still averaged over 7% per year. The 1980's, by contrast, were a period of generally high inflation, low growth and continuing large budget deficits, as the external debt crisis gave rise to a set of significant economic problems from which the country has yet to emerge fully. See "The Economy -- Historical Background."

     Brazil's economic growth has fluctuated greatly in recent years. The average real growth rate of GDP during the five-year period from 1990 to 1994 was 1.0%, but real GDP was negative in both 1990, when it declined 4.4%, and 1992, when it declined 0.8%. During 1993 and 1994, the Brazilian economy recovered and real GDP grew by 4.1% and 5.7%, respectively. GDP grew by 10.5% during the first quarter of 1995, compared to 4.8% during the first quarter in 1994 but has since slowed as restrictive Government policies have begun to take hold.

     Prices. The following table sets forth two principal price indices for the periods indicated.

TABLE NO. [ ]

         GENERAL PRICE INDEX DOMESTIC SUPPLY (GPI-DS)/(1)/
           WHOLESALE PRICE INDEX DOMESTIC SUPPLY (WPI-DS)

                            GPI-DS                        WPI-DS
                    -----------------------       ----------------------
      Period        Monthly     Trailing          Monthly     Trailing
                               12 Months                     12 Months
------------------  -------    ------------       -------  -------------
1980     December.                  110.24%                       121.33%
1981     December.                   95.19                         94.30
1982     December.                   99.72                         97.72
1983     December.                  211.00                        234.04
1984     December.                  223.81                        230.30
1985     December.                  235.11                        225.74
1986     December.                   65.03                         62.56
1987     December.                  415.83                        407.19
1988     December.                1,037.56                      1,050.00
1989     December.                1,782.90                      1,748.79
1990     December.                1,476.56                      1,449.52
1991     December.                  480.18                        471.67
1992     December.                1,157.95                      1,154.18
1993     December.                2,708.55                      2,639.27
1994     January..    42.19       3,002.23/(2)/     41.28       2,954.78/(2)/
         February.    42.41       3,392.27          43.23       3,366.26
         March....    44.83       3,857.07          43.65       3,787.77
         April....    42.46       4,296.70          40.20       4,147.79
         May......    40.95       4,585.30          38.47       4,354.17
         June.....    46.58       5,153.50          45.50       4,873.73
         July.....     5.47       4,098.79           4.41       3,825.64
         August...     3.34       3,149.44           4.40       2,973.65
         September     1.55       2,308.72           1.79       2,179.48
         October..     2.55       1,727.88           2.71       1,633.90
         November.     2.47       1,267.48           2.18       1,197.74
         December.     0.57         909.61           0.17         857.81
1995     January..     1.36         619.70           0.87         583.84
         February.     1.15         411.18           0.58         380.20
         March....     1.81         259.35           1.08         237.89
         April....     2.30         158.05           1.99         145.81
         May          -0.4
         June          2.8
         July          2.2
         August        1.3
----------

  (1) GPI-DS is an index based on a weighting of three other indices: WPI-DS (60%), the Consumer Price Index ("CPI") (30%), and the National Civil Construction Index ("NCCI") (10%).
  (2) Annual figures for each month from January 1994 represent trailing 12-month inflation rates.

  Source:  Getulio Vargas Foundation; and Central Bank

Principal Sectors of the Economy.

            The following tables show the composition of GDP by major sector and growth of each sector for the years 1990-1994.

                                                   COMPOSITION OF GDP BY SECTOR
                                                                                      1990    1991    1992   1993/(2)/   1994/(2)/
Agriculture........................................................................   10.1%   10.5%   11.1%      11.3%       13.2%
Industry...........................................................................   37.0    35.9    34.9       34.7        34.7
  Mining, Oil and Gas..............................................................    1.6     1.6     1.6        1.6        n.a.
  Manufacturing....................................................................   25.5    24.4    23.2       22.6        n.a.
  Construction.....................................................................    7.1     6.5     6.5        6.7        n.a.
  Public Utilities.................................................................    2.8     3.4     3.6        3.8        n.a.
Services...........................................................................   52.9    53.6    54.0       54.0       52.1
  Retail Services..................................................................    7.1     7.0     6.8        6.9        n.a.
  Transportation...................................................................    3.8     3.6     3.7        4.0        n.a.
  Communications...................................................................    1.3     1.1     1.2        1.6        n.a.
  Financial Services...............................................................   11.9     7.9     9.0        8.8        n.a.
  Government.......................................................................   11.5     9.6    10.2       10.0        n.a.
  Other Services...................................................................   17.3    24.4    23.1       22.7        n.a.
                                                                                     -----   -----   -----     ------   ---------
Subtotal...........................................................................  100.0   100.0   100.0      100.0       100.0
                                                                                     -----   -----   -----     ------   ---------
Less Financial Intermediation /(1)/................................................   14.0     8.5     9.8       10.1         7.1
Real GDP at Factor Cost............................................................   86.4    88.3    88.2       87.4        n.a.
                                                                                     =====   =====   =====     ======

_________________________
(1) Interest received less interest paid. Financial intermediation therefore represents the proportion of GDP attributable to gains from interest rate differentials such as those that the Brazilian financial sector has experienced in recent years. See "The Financial System - General."
(2) Preliminary.

Source:  IBGE and Central Bank

                                          REAL GROWTH (DECLINE) AT FACTOR COST BY SECTOR

                                                             1990    1991    1992        1993        1994
                                                            ------   -----  ------      ------      ------
Real GDP................................................... (4.4)%    0.2%  (0.8)%        4.1%        5.7%
Agriculture................................................  (3.7)    2.8     5.4        (1.2)        7.5
Industry...................................................  (8.2)   (1.8)   (3.7)        6.8         7.0
  Mining, Oil and Gas......................................   2.7     0.9     0.8         0.6         4.7
  Manufacturing............................................  (9.5)   (2.4)   (4.1)        7.9         7.9
  Construction.............................................  (9.8)   (3.5)   (6.6)        4.9         3.8
  Public Utilities.........................................   1.8     4.3     1.6         3.7         2.3
Services...................................................  (0.9)    1.4     0.0         3.5         4.0
  Retail Services..........................................  (7.0)   (0.8)   (2.4)        7.0         3.9
  Transportation...........................................  (3.1)    2.5     2.4         3.4         3.7
  Communications...........................................   9.0    19.6     5.7        10.7        13.1
  Financial Services.......................................  (3.1)   (8.0)   (4.6)       (2.2)        2.8
  Government...............................................   1.7     1.6     1.5         1.5         1.4

_______________
Source:  IBGE Foundation and Central Bank


                    The following table shows annual changes in industrial production for the years 1990-1994.

                                            ANNUAL CHANGES IN INDUSTRIAL PRODUCTION (%)

                                                                                      1990    1991    1992        1993        1994
                                                                                     ------   -----  ------      ------      ------

Mining.............................................................................    2.7%    0.9%    0.8%        0.6%        4.7%
Manufacturing Industry.............................................................    (9.5)   (2.4)   (4.1)       7.9         7.9
By Segment
 Nonmetallic Minerals...............................................................  (11.0)    0.6    (7.7)       4.8         3.0
 Metallurgy.........................................................................  (12.6)   (5.7)   (0.6)       7.7        10.8
 Machinery..........................................................................  (16.9)  (10.3)   (9.5)      17.4        21.3
 Electronic and Communications Equipment............................................   (5.5)   (6.6)  (12.6)      14.9        18.9
 Transportation Equipment...........................................................  (15.9)   (0.2)   (2.2)      19.6        13.5
 Wood...............................................................................     --      --    (1.2)       6.7        (2.6)
 Furniture..........................................................................     --      --   (11.6)      20.7         1.3
 Paper and Cardboard................................................................   (6.3)    6.7    (2.0)       4.8         2.7
 Rubber.............................................................................   (4.4)   (1.2)   (0.1)       8.5         3.9
 Leather and Hides..................................................................     --      --    (3.1)      12.9        (4.6)
 Chemicals..........................................................................   (8.1)   (7.7)   (0.5)       4.4         7.0
 Parmaceutical Products.............................................................   (9.7)   (2.4)  (11.2)      12.2        (2.9)
 Perfumes, Soaps and Candles........................................................   (5.7)    7.0    (0.6)       4.4         2.4
 Plastics...........................................................................  (15.6)   (0.2)  (11.3)       7.6         4.1
 Textiles...........................................................................  (10.1)    2.8    (4.5)      (0.5)        3.6
 Clothing, Footwear and Cloth Goods.................................................  (14.0)  (13.2)   (7.7)       8.8        (2.7)
 Food Products......................................................................    1.8     3.6    (7.4)       8.2         1.6
 Beverages..........................................................................    2.3    18.0   (16.7)       9.5        10.4
 Tobacco............................................................................   (1.4)    7.3    17.7        4.4       (14.7)
Total Annual Change in Industrial Production........................................   (8.9)   (2.6)   (3.7)       7.4         7.6
By Category of Use
  Capital Goods.....................................................................  (15.5)   (1.3)   (6.9)      10.2        18.6
  Intermediate Goods................................................................   (8.7)   (2.2)   (2.4)       5.5         6.5
  Consumer Goods....................................................................   (5.3)    2.1    (5.4)      10.0         4.4
    Durable.........................................................................   (5.8)    4.7   (13.0)      27.7        15.5
    Nondurable......................................................................   (5.2)    1.8    (3.8)       6.7         1.9

_______________
Source:  IBGE and Central Bank

       State-Controlled Enterprises. The public sector grew very rapidly during the 1970's and continues to play a significant role in Brazil's economy. The Government, directly or through various state-owned enterprises, owns many companies and controls a major portion of activities in many of the economy's
  major sectors.   Furthermore, the Constitution mandates a Government monopoly in telecommunications, the pipeline distribution of gas, and the research and exploration, refining, importation, exportation and transportation of petroleum. The Constitution also restricts coastal and inland shipping to Brazilian vessels on which the captain and two-thirds of the crew are Brazilian.

       The following table sets forth selected information for the year ended December 31, 1994 concerning the state-controlled companies that dominate four key sectors in Brazil: Petrobras (the production, importation and refining, but not the distribution of, petroleum), Eletrobras (electricity), Telebras (telecommunications) and CVRD (mining).


                      SELECTED STATE OWNED ENTERPRISES/(1)/

                Direct and
                 Indirect
               Ownership of
                Government
              --------------
              Voting   Total    Total      Net     Foreign   Gross        Net
                                Assets    Worth     Debt     Sales    Income/(2)/
              ------   ------   -------   -------  -------   -------  ----------
                                  (in millions of dollars, except percentages)
Petrobras...   81.70%  65.98%  $ 28,113   $18,855   $3,907   $25,478       $1,433
Eletrobras..   86.00   79.97    100,187    64,806    9,080     6,201        1,856
Telebras....   52.30   23.00     32,539    21,561      866    10,038          661
CVRD........   53.39   53.39     13,037     9,707      532     3,858          648
               -----   -----   --------   -------   ------   -------       ------

  (1) Consolidated financial statements, including holdings and subsidiaries, according to the methodology set forth in "Price and Accounting System" (Instruction C.V.M. No. 191, dated July 15, 1992).
  (2) Converted to U.S. Dollars using the annual average commercial exchange rate (sell side). Shareholders as a group are entitled to a compulsory dividend equal to at least 25.0% of adjusted net income for the year.

  Source:  Secretariat of Planning, Budget and Coordination ("Seplan")

       Since 1991, the Government has privatized approximately 33 state-owned enterprises for an aggregate purchase price of approximately US$8.6 billion. The Cardoso administration has continued this policy and in addition has advocated constitutional amendments to permit increased private sector participation in the economy. Constitutional amendments require a three fifths vote of each house of the Brazilian Congress in two separate rounds.
  In August 1995, the Congress approved amendments opening the distribution of gas to the private sector, allowing foreign-owned shipping in Brazilian rivers and coastal waters and approving privatization of the telecommunications sector. An amendment loosening the government monopoly in the petroleum sector is currently before the Congress and in the midst of the approval process.

       The Congress has also recently amended the Constitution to remove the distinction between foreign and Brazilian-owned companies operating in Brazil, which had restricted the foreign private sector's involvement in Brazil.

       Under Brazilian law, private parties can only participate in activities considered to be "public services" if they are so authorized by the federal Government. In July 1995, Congress approved a new law creating concessions in the following areas: (a) production, transmission and distribution of
                         -
  electric power; (b) transportation; (c) sea, river and lake ports; (d) federal
                   -                   -                              -
  highways, whether or not involving public works; (e) commercial use of federal
                                                    -
  barriers, containment, dams, dike and irrigation
  works or services, whether or not involving public works; and (f) customs and
                                                                 -
  other terminal stations for public use, when not part of a port or airport, and whether or not involving public works.

       In addition to opening up ownership and concessions in public services to private industry, the Government has sought to reduce the regulation of economic activity generally. Important developments in this regard include the establishment of a free foreign exchange market, trade liberalization and the termination of most price controls. See "Balance of Payments and Foreign
  Trade --Foreign Trade" and "Foreign Exchange." The Government has also acted to deregulate certain segments of the economy, including fuel and oil derivatives, airlines, shipping and steel, and is considering introducing measures designed to increase competition in areas such as steel, highway maintenance and transportation, areas which were previously controlled, in most cases, by government enterprises.

  BALANCE OF PAYMENTS AND FOREIGN TRADE

       Background. Since 1990, the Government's economic policies have increased the importance of the external sector of the economy. Recent reforms directly affecting the external sector include a reduction in import tariffs, the negotiation of the Mercosul free trade agreement, the liberalization of certain foreign exchange transactions and the liberalization of foreign investment regulations. See "Foreign Exchange."

       From 1989 through 1994, Brazil maintained a surplus in its balance of payments. During the same period, the foreign reserves maintained by the Central Bank increased approximately 301%, totalling $38.8 billion at December 31, 1994, which covered approximately 14 months of imports of goods, or 11 months of imports of goods and nonfactor services.

       Since January 1994, the Government has implemented a series of measures designed to control the amount of foreign reserves and inflow of private capital. Initially, these measures included the introduction of an interest rate equalization tax and other measures designed to limit the inflow of private capital that was being attracted by high real interest rates in Brazil. In October 1994, the Government took additional measures to control the inflow of capital, including an increase in various investment taxes, the imposition of a 15.0% reserve requirement on internal credits relating to advances on foreign exchange contract operations and a reduction of the maximum term for foreign exchange contracting prior to the shipment of goods.

       The liquidity crisis in Mexico beginning at the end of December 1994 and the subsequent deterioration of Brazil's current account led the Government to reverse certain measures it had previously taken to limit capital inflows. In January 1995, the Government reestablished the prior maximum term for foreign exchange contracting prior to the shipment of most goods. The Government also eliminated the 15.0% reserve requirement on internal credits relating to advances on foreign exchange contract operations and reestablished the inflow of foreign resources in the form of long-run advance export payments. Furthermore, the minimum term for amortization of these transactions was reduced.

       Further steps to encourage capital inflows were taken in March 1995, when the Government eased certain other restrictions on foreign lending and investment, including the reduction of certain taxes and other measures. At that time, the Government also devalued the Real. See "Foreign Exchange."

       Early in 1995, declines in foreign investment coupled with a current account deficit contributed to a decrease in international reserves from $38.8 billion at December 31, 1994 to $33.7 billion at March 31, 1995.

       Balance of Payments. The following table sets forth information regarding Brazil's balance of payments for each of the years indicated.


                                   BALANCE OF PAYMENTS/(1)/

                                         1990       1991       1992      1993/(2)/    1994/(2)/
                                        -------    -------    -------    ---------    --------
                                                       (in millions of Dollars)
Current Account......................  $ (3,782)  $ (1,407)  $  6,143   $    (637)  $   (1,451)
 Trade Balance.......................    10,753     10,579     15,239      13,072       10,390
  Exports/(3)/.......................    31,414     31,620     35,793      38,783       43,558
  Imports/(3)/.......................    20,661     21,041     20,554      25,711       33,168
 Services (net)......................   (15,369)   (13,542)   (11,339)    (15,362)     (14,437)
  Interest...........................    (9,748)    (8,621)    (7,253)     (8,453)      (6,397)
  Other..............................    (5,621)    (4,921)    (4,086)     (6,909)      (8,040)
 Unilateral Transfers/(4)/...........       834      1,556      2,243       1,653        2,596
Capital Account, Net.................     5,325        752     10,319      10,703        9,241
 Direct Investments..................       236        (42)     1,443        (372)         931
 Portfolio Investments/(5)/..........       512      3,808     14,466      12,952       54,187
  Of which:  IDU Bonds...............       ---        ---      7,100         ---          ---
  Of which:  1994 Restructuring......       ---        ---        ---         ---       42,612
 Other Medium- and Long-Term Capital.    (5,107)    (5,109)     6,637      (2,469)     (41,913)
  Of which:  Refinancing.............       812        ---     11,583       1,190      (39,546)
 Other Short-Term Capital............     9,684      2,095    (12,227)        592       (3,964)
  Of which:  Arrears.................     9,959      5,621    (14,253)      1,133       (5,653)
Errors and Omissions.................     (328)       876     (1,386)        (862)        (446)
                                      --------   --------   --------   ----------   ----------
Surplus (Deficit).................... $  1,215   $    221   $ 15,076   $    9,204   $    7,344
  Gold/(7)/..........................     (639)       966        (74)        (233)        (297)
  SDRs/(7)/..........................      (10)        (2)        12           (1)           2
  IMF Position/(7)/..................      ---        ---        ---          ---          ---
  Foreign Exchange/(7)/..............      168       (595)   (14,608)      (8,475)      (6,920)
  Other Holdings/(7)/................        7        ---        ---          ---          ---
  Use of IMF credits/(7)/............     (741)      (590)      (406)        (495)        (129)
  Reserves/(7)/......................   [9,772      9,406     23,754       82,211      38,806A]

  _____________
  (1) These figures were calculated in accordance with the methodology set forth in the IMF Balance of Payments Manual, Fourth Edition.
  (2) Preliminary.
  (3) The preliminary export and import figures for 1993 available at December 31, 1994 that appear in this table, are the figures that the Government continues to use for the purposes of its balance of payments calculations. However, the revised figures for 1993 show $38,597 and $25,480, respectively.
  (4) Unilateral transfers consist of transactions without a quid pro quo, many of which are gifts, and migrant transfers.
  (5) Includes bonds, commercial paper and notes.
  (6) Represents mainly arrears on interest payments due but not paid on certain medium- and long-term bank indebtedness.
  (7) Negative amounts in these accounts signify increases in the overall balance of payments, and vice versa.

  Source:  Central Bank

       Foreign Trade. In 1994, Brazil's overall trade flows totalled a record $76.7 billion, representing an increase of 19.7% over 1993, and the country's balance of trade registered a surplus of $10.4 billion in 1994, 20.8% lower than the surplus of the previous year, as imports grew by 30% while exports grew by only 13%. The growth in imports during 1994 was influenced by the partial recovery of the domestic economy, as well as the reduction of tariffs and the elimination of non-tariff restrictions and other factors.

     In the first quarter of 1995, preliminary figures indicate a trade deficit, with imports of $12.1 billion and exports of $9.7 billion.

     Brazil has been lifting import restrictions gradually since 1990, when quantitative restrictions on imports were abolished. Following a tariff reduction program, the average duty and maximum tariff in 1989, 35.5% and 85.0%, respectively, were reduced to 14.2% and 40.0%, respectively, as of July 1, 1993. Average tariffs are also being reduced as a result of Brazil's implementation of a schedule of preferences from its current tariffs applicable to imports from Mercosul countries. In addition, Brazil is a signatory of the Final Act of the GATT Uruguay Round, pursuant to which it has committed to staged reductions in tariffs beginning in 1995 over five years with respect to industrial products and over ten years with respect to agricultural products.

     The following table sets forth certain details regarding Brazil's foreign trade for the years indicated:




                      BRAZIL'S FOREIGN TRADE

                                   (millions US$)
                   1990      1991      1992      1993    1994/(1)/
                  -------   -------   -------   -------  ----------
Exports........   $31,414   $31,620   $35,793   $38,597  $   43,558
Imports........   $20,661   $21,041   $20,554   $25,480  $   33,168
Trade Balance..    10,753    10,579    15,239    13,117      10,390

  Source:  Central Bank

  FOREIGN INVESTMENT

            Foreign investment in Brazil has traditionally focused on direct investment in the manufacturing sector. Beginning in 1991, foreign investment increased substantially, surpassing the levels reached during the period from 1973 to 1982, before the debt crisis. Since January of 1994, the Government has taken a variety of measures, including taxes and regulatory requirements, to facilitate the conduct of monetary policy and to control the inflow of private capital into Brazil. These measures and the Government's policy with respect to foreign investment have shifted according to different economic circumstances. See "Balance of Payments and Foreign Trade -- General."

            The following table sets forth information regarding foreign investment in Brazil for each of the years indicated.

                                         FOREIGN INVESTMENT IN BRAZIL

                           Inflows                                    Outflows                   Net Inflows
             -------------------------------------------------------------------------------------------------
             Portfolio/(1)/  Direct/(2)/   Total   Portfolio/(1)/  Direct   Total   Portfolio  Direct   Total
             -------------------------------------------------------------------------------------------------
                                             (in millions of Dollars)
1990.......         $   824       $1,131  $ 1,955         $   245    $230  $   475    $   579  $  901  $ 1,480
1991.......           4,187        1,095    5,282             378     123      501      3,809     972    4,781
1992.......           9,960        1,749   11,709           2,594     169    2,763      7,366   1,580    8,946
1993.......          23,550        1,302   24,852          10,598     580   11,178     12,952     722   13,674
1994/(3)/..          32,621        2,586   35,207          21,046     618   21,664     11,575   1,968   13,543
                    -------       ------  -------         -------    ----  -------    -------  ------  -------

  (1) Includes bonds, commercial paper and notes, except those related to external debt restructuring bonds.
  (2) Includes reinvestment of earnings.
  (3) Preliminary.

  Source:  Central Bank

  FOREIGN EXCHANGE

    The Brazilian foreign exchange system has been structured to enable the Government, through the Central Bank, to regulate and control foreign exchange transactions carried out in Brazil. There are currently two foreign exchange markets in Brazil: the commercial exchange market, on which most trade and financial transactions are carried out, and the floating exchange market (known as the "tourism dollar" market). The exchange rate in each market is established independently, resulting in different rates during some periods, and all transactions carried out in either of these markets must be conducted through banks (and other agents in the case of the tourism dollar market) authorized and monitored by the Central Bank.

    The commercial exchange rate fluctuates as a function of supply and demand of market participants, including the Central Bank. The Central Bank may intervene to stabilize the rate through purchases and sales of Reais. Under Resolution 2,110 of the National Monetary Council, the Central Bank has an obligation to sell Dollars in the foreign exchange market whenever the Real reaches parity with the Dollar. In a concerted attempt to encourage fresh capital inflows and reverse the deterioration in Brazil's current account, in March 1995 the Central Bank announced a currency band system of foreign exchange and set a Real-Dollar commercial exchange rate band of R$0.88 to R$0.93 per Dollar. This rate represented a devaluation of the Real as compared to the exchange rates of February 1995, when the Real fluctuated between R$0.834 to R$0.852 per Dollar. See "Balance of Payments and Foreign Investment -- General." The most recent commercial exchange rate band was set in June of this year when the Central Bank announced that it would intervene to prevent the commercial exchange rate from falling below R$0.91 per Dollar or rising above R$0.99 per Dollar.

    The tourism dollar market was established in December 1988 with the objective of liberalizing certain transactions mainly related to travel, unilateral transfers, certain services and gold operations. Banks buy and sell currency in this market at freely negotiated rates. Since its creation, the premium of the tourism dollar market to the commercial exchange market has declined. After reaching values higher than 160.0% in 1989, the premium in relation to the commercial exchange market rate at December 30, 1994 stood at 0.6%. In October 1994, certain limitations on the acquisition of foreign currency in connection with certain tourist and health care activities, education, scientific and cultural operations, certain asset transfers, software acquisitions and transactions involving credit cards were eliminated.

    The following table sets forth average exchange rates recorded in the commercial exchange market (sell side) on the last day of the periods indicated, together with the appreciation of the Dollar relative to the Real and the inflation rate as measured by the GPI-DS.

  TABLE NO. [ ]


  EXCHANGE RATES, APPRECIATION OF US$ RELATIVE TO REAL AND INFLATION


                  Reais per   Pct. Appreciation     Inflation
                  US$ at end        of US$          Change in
                  of Period    Relative to Real   GPI-DS Index
                  ----------  ------------------  -------------
1990--December..    0.000062             1450.0%        1476.6%
1991--December..    0.000389              527.4%         480.2%
1992--December..    0.004505             1058.1%        1158.0%
1993--December..    0.118584             2532.3%        2708.6%
1994--December..    0.848000              813.4%         909.6%
1994
  January.......    0.166785               40.6%          42.2%
  February......    0.231800               39.0%          42.4%
  March.........    0.332125               43.3%          44.8%
  April.........    0.473556               42.6%          42.5%
  May...........    0.681916               44.0%          41.0%
  June..........    1.000000               46.6%          46.6%
  July..........    0.940000               -6.0%           5.5%
  August........    0.889000               -5.4%           3.3%
  September.....    0.853000               -4.0%           1.6%
  October.......    0.846000               -0.8%           2.6%
  November......    0.845000               -0.1%           2.5%
  December......    0.846000                0.1%           0.6%
1995
  January.......    0.842000               -0.5%           1.4%
  February......    0.852000                1.2%           1.2%
  March.........    0.896000                5.2%           1.8%
  April.........    0.913000                1.9%           2.3%
  May...........    0.906000               -0.8%           0.4%
  June..........    0.922000                1.8%           2.8%
  July..........    0.936000                1.6%           2.2%
  August p......    0.945950                1.1%           1.3%
  September p...    0.953100                0.8%
                    --------             ------

  (1) The average rate on the last day of month in the commercial exchange market.
  (2) An index of the Real exchange rate of a basket of fifteen currencies weighted by the share of the total Brazilian exports to all fifteen countries involved represented by Brazilian exports to each such country. (December 1991 = 100).

  Source: Central Bank International Monetary Fund, IFS, September 1995
          Financial Times

  PUBLIC DEBT

       Public sector debt in Brazil, composed of the internal and external debt of the federal Government, State and local governments and government-controlled enterprises, amounted to approximately

  $251,988 billion as of December 31, 1994. The gross debt of State and local governments constitutes a significant portion of Brazil's overall public sector debt.

       During the period from 1982 to April 1994, Brazil failed to make payments on certain of its external indebtedness to commercial banks as originally scheduled, and in February 1987 declared a moratorium on principal and interest payments on external indebtedness to commercial banks. However, in April 1994, Brazil concluded Brady Plan-type debt restructuring agreements with its private sector debtors. Pursuant to the agreements, interest and arrearages were capitalized, previously outstanding principal obligations were reduced by about $4 billion, and the maturity profile of Brazil's public-sector external debt was lengthened from an average of 6.1 years at December 31, 1993 to an average of 11.4 years at December 31, 1994.

       The following table sets forth the consolidated gross and net external debt of the public sector at December 31 for each of the years 1990 through 1994.

                               PUBLIC SECTOR DEBT

                                  1990      1991      1992      1993      1994
                                -------    ------   -------   -------   -------
CONSOLIDATED GROSS PUBLIC SECTOR DEBT
Federal Government and           86,592    73,042    94,379    97,103   144,582
  Central Bank
State and Local Gov'ts           32,697    28,422    38,138    43,018    61,510
State Enterprises                70,616    68,875    64,192    63,611    45,917
Total                           189,905   170,339   196,707   203,732   251,988

NET PUBLIC SECTOR EXTERNAL DEBT
Federal Government and           56,164    58,533    45,909    35,458    39,611
  Central Bank
State and Local Gov'ts.           4,551     4,211     4,401     4,601     2,133
State Enterprises                30,490    30,884    25,510    25,328    11,898
Total                            91,205    91,428    75,820    65,387    53,642

Source:  Central Bank.

                                           EXTERNAL DEBT OUTSTANDING
                                                (US$ Millions)

                                   1990     1991      1992      1993      1994
                                 ------    ------   -------   -------   -------

Medium and Long Term             94,912    94,393   106,049   109,318   115,237
  Public
  Private
Short Term                       17,351    16,827    21,194    28,934    34,968
Interest Arrears                 10,489    13,605     4,869     5,081        60
Total                           122,752   124,826   131,912   143,333   150,265
Percent of GDP                     26.1%     28.6%     29.3%     29.5%     28.3%

  Sources:  IIF and JPMorgan

  THE FINANCIAL SYSTEM

    The Brazilian financial system is composed of (i) the Monetary Council,
                                                   -
  which is the highest authority on monetary and financial policies in Brazil and is in charge of the overall supervision of monetary, credit, budgetary, fiscal and public debt policies, (ii) the Central Bank, which implements
                                    --
  policies set by the Monetary Council, (iii) (the Brazilian Securities
                                         ---
  Commission, (iv) public sector financial institutions such as the Banco do
               --
  Brasil, Brazil's largest commercial bank (accounting for over 53% of the Brazilian banking system's total demand deposits and 51% of total assets at November 30, 1994), and the National Bank for Economic and Social Development ("BNDES"), a development bank that grants financing to the private sector and implements the federal Government's privatization program, and (v) private
                                                                  -
  sector financial institutions.

    Since the establishment of the Plano Real in July 1994, the Brazilian banking system has come under considerable pressure. During the highly inflationary years prior to that time, the financial sector profited from financial gains derived from investing funds in high yielding, inflation-adjusted Government instruments and from short-term financial intermediation. Earnings and return on equity were fairly constant for private sector banks. The performance of the public sector banks, however, has been less consistent, reflecting the fact that, in addition to their normal commercial activities, they also extend credit in accordance with government economic policy objectives. Furthermore, the Plano Real and the associated high reserve requirements on both deposits and loans, limitations on the provisions of credit, tight money supply and high real interest rates have adversely affected the operations of Brazilian banks. Banks are suffering high levels of non-performing loans and are having to make provisions accordingly. Commencing in August 1994, two large public banks, BANESPA and BANERJ, required support coordinated by the Central Bank and in August 1995 Banco Economico (a large private bank principally operating in Bahia State) failed and is now under the administration of the Central Bank, as are other smaller banks that have also failed.

                                                                     SAMPLE ONLY

                          SUBSCRIPTION CERTIFICATE NUMBER:  ____________________
                                         NUMBER OF RIGHTS:  ____________________
                                                CUSIP NO.:  ____________________
                                  APPENDIX B


                       [Form of Subscription Certificate]

                             THE BRAZIL FUND, INC.
                 SUBSCRIPTION RIGHT FOR SHARES OF COMMON STOCK

          This Subscription Certificate represents the number of Rights set forth in the upper right hand corner of this Form. The registered holder hereof (the "Holder") is entitled to acquire one (1) share of the Common Stock of The Brazil Fund, Inc. (the "Fund") for each ______ (_) Rights held.

          To subscribe for shares of Common Stock, the Holder must present to The First National Bank of Boston, 150 Royall Street, Mail Stop 45-01-19, Canton, Massachusetts 02021 (the "Subscription Agent"), prior to 5:00 p.m., New York City time, on the Expiration Date, either:

          (1) a properly completed and executed Subscription Certificate and a money order or check drawn on a bank located in the United States and payable to the order of The Brazil Fund, Inc. for an amount equal to the number of Shares subscribed for in the Primary Subscription (and, if such Holder is a Record Date Shareholder electing to exercise the Over-Subscription Privilege, under the Over-Subscription Privilege) multiplied by the Subscription Price; or

          (2) a Notice of Guaranteed Delivery guaranteeing delivery of (i) a properly completed and executed Subscription Certificate; and (ii) a money order or check drawn on a bank located in the United States and payable to the order of The Brazil Fund, Inc. for an amount equal to the number of Shares subscribed for in the Primary Subscription (and, if such Holder is a Record Date Shareholder electing to exercise the Over-Subscription Privilege, pursuant to the Over- Subscription Privilege) multiplied by the Subscription Price (which certificate and money order or check must then be delivered by the close of business on the third Business Day after the Expiration Date (the "Protect Period")).

          If the Holder of this certificate is entitled to subscribe for additional shares pursuant to the Over-Subscription Privilege, Part B of this Subscription Certificate must be completed to indicate the maximum number of Shares for which such privilege is being exercised.

          No later than seven Business Days following the Protect Period, the Subscription Agent will send to each Exercising Rights Holder (or, if the Fund's Shares are held by Cede & Co., the nominee for The Depository Trust Company, or any other depository or nominee) (in each instance, a "Nominee Holder"), the share certificates representing the Shares purchased pursuant to the Primary Subscription and, if applicable, the Over-Subscription Privilege, along with a letter explaining the allocation of Shares pursuant to the Over-Subscription Privilege. Any excess payment to be refunded by the Fund to a Record Date Shareholder who is not allocated the full amount of Shares subscribed for pursuant to the Over-Subscription Privilege will be mailed by the Subscription Agent. An Exercising Rights Holder will have no right to rescind or modify a purchase after the Subscription Agent has received a properly completed and executed Subscription Certificate or a Notice of Guaranteed Delivery. Any excess payment to be refunded by the Fund to a Rights Holder will be mailed by the Subscription Agent to him as promptly as practicable.

          If the Holder does not make payment of any amounts due in respect of Shares subscribed for, the Fund and the Subscription Agent reserve the right to
(i) find other shareholders or Rights Holders for the subscribed and unpaid for Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Shares which could be acquired by such holder upon exercise of the Primary Subscription and/or Over-Subscription Privilege; and/or
(iii) exercise any and all other rights and/or remedies to which it may be entitled, including, without limitation, the right to set-off against payments actually received by it with respect to such subscribed Shares.

          This Subscription Certificate may be transferred, in the same manner and with the same effect as in the case of a negotiable instrument payable to specific persons, by duly completing and signing the assignment on the reverse side hereof. Capitalized terms used but not defined in this Subscription Certificate shall have the meanings assigned to them in the Prospectus, dated __________, 1995, relating to the Rights.


                                        THE BRAZIL FUND, INC.

                                        By:  THE FIRST NATIONAL BANK OF BOSTON,
                                             as Subscription Agent

                                        By:
                                           ____________________________________


     THIS SUBSCRIPTION RIGHT IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS)
                    AT THE OFFICE OF THE SUBSCRIPTION AGENT

         Any questions regarding this Subscription Certificate and the Offer may be directed to the Information Agent, Georgeson & Company Inc.
            toll free at (800) 223-2064 or collect at (212) 509-6240

                                              Expiration Date:  __________, 1995


                   PLEASE COMPLETE ALL APPLICABLE INFORMATION

BY MAIL:                             BY OVERNIGHT COURIER:                BY HAND:
The First National Bank of Boston    The First National Bank of Boston    BancBoston Trust Co. of New York
P.O. Box 1889                        150 Royall Street                    55 Broadway - 3rd Floor
MS 45-01-19                          Mail Stop 45-01-19                   New York, NY 10006
Boston, MA 02105-1889                Canton, Massachusetts 02021

SECTION I: TO SUBSCRIBE: I hereby irrevocably subscribe for the dollar amount of Common Stock indicated as the total of A and B below upon the terms and conditions specified in the Prospectus related hereto, receipt of which is acknowledged.

            TO SELL: If I have checked either the box on line C or the box on line D, I authorize the sale of Rights by the Subscription Agent according to the procedures described in the Prospectus. The check for the proceeds of sale will be mailed to the address of record.


Please check [X] below:

 [ ] A. Primary Subscription                      divided by                   .000             $              $
  =                             -----------------            ----------------------    ---------------------   -----------------
                                                             X                       =                         (Amount Requested)
                                (Rights exercised)           (Full Shares of Common     (Subscription Price)
                                                              Stock Requested)


 [ ] B. Over-Subscription Privilege                                            .000             $              $            (*)
                                                             ----------------------    ---------------------   -----------------
                                                             X                       =                         (Amount Requested)
                                                             (Full Shares of Common     (Subscription Price)
                                                              Stock Requested)



         Amount of Check or Money Order Enclosed (total of A + B)                                                   = $
                                                                                                                       ------------
         Make check payable to the order of "The Brazil Fund, Inc."

        (*)  The Over-Subscription Privilege can be exercised by Record Date Shareholders only, as described in the Prospectus.

[ ] C.  Sell any remaining unexercised Rights

[ ] D.  Sell all of my Rights

[ ] E. The following Broker-Dealer is hereby designated as having been instrumental in the exercise of the Rights:

[ ] Smith Barney Inc.                      Account # _____________

[ ] Other Firm:                            Account # _____________

                   Please provide your telephone number  Day     (_) ________
                                                         Evening (_) ________

    Signature of Subscriber(s)/Seller(s)

SECTION II: TO TRANSFER RIGHTS: (except pursuant to C and D above)

  For value received, _________ of the Rights represented by this Subscription Certificate are assigned to

    Social Security Number or Tax ID of Assignee   (Print Full Name of Assignee)


Signature(s) of Assignee(s)                         (Print Full Address
                                                    including postal Zip Code)

The signature(s) must correspond with the name(s) as written upon the face of this Subscription Certificate, in every particular, without alteration.

IMPORTANT: For Transfer, a Signature Guarantee must be provided by an eligible financial institution as defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, subject to the standards and procedures adopted by the issuer.

SIGNATURE GUARANTEED BY:


----------------------------

PROCEEDS FROM THE SALE OF RIGHTS MAY BE SUBJECT TO WITHHOLDING OF U.S. TAXES UNLESS THE SELLER'S CERTIFIED U.S. TAXPAYER IDENTIFICATION NUMBER (OR CERTIFICATION REGARDING FOREIGN STATUS) IS ON FILE WITH THE SUBSCRIPTION AGENT AND THE SELLER IS NOT OTHERWISE SUBJECT TO U.S. BACKUP WITHHOLDING.

For value received, _____________ of the Rights represented by this Subscription Certificate are assigned to

[ ] CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

       NAME(S) OF REGISTERED OWNER(S):
       WINDOW TICKET NUMBER (IF ANY):
       DATE OF EXECUTION OF NOTICE OF GUARANTEED DELIVERY:
       NAME OF INSTITUTION WHICH GUARANTEED DELIVERY:

                                  APPENDIX C


                    [Form of Notice of Guaranteed Delivery]

            NOTICE OF GUARANTEED DELIVERY OF SUBSCRIPTION RIGHTS AND
              THE SUBSCRIPTION PRICE FOR SHARES OF COMMON STOCK OF
                      THE BRAZIL FUND, INC. SUBSCRIBED FOR
        IN THE PRIMARY SUBSCRIPTION AND THE OVER-SUBSCRIPTION PRIVILEGE

  As set forth in the Prospectus under "The Offer -- Payment for Shares," this form or one substantially equivalent hereto may be used as a means of effecting subscription and payment for all Shares of The Brazil Fund, Inc. Common Stock subscribed for in the Primary Subscription and the Over-Subscription Privilege. Such form may be delivered by hand or sent by facsimile transmission, overnight courier or mail to the Subscription Agent.

                           The Subscription Agent is:
                       The First National Bank of Boston

By Mail:                                        By Facsimile:

  The First National Bank of Boston             (617) 575-2232
  Shareholder Services Division                 (617) 575-2233
  P.O. Box 1889, Mail Stop 45-01-19            Confirm by Telephone
  Boston, Massachusetts  02105                  (617) 575-2700

       By Hand:                                 By Overnight Courier:

  BancBoston Trust Company                     The First National Bank of Boston
       of New York                             Shareholder Services Division
  55 Broadway, Third Floor                     Mail Stop 45-01-10
  New York, New York  10006                    150 Royall Street
                                               Canton, Massachusetts  02021


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A TELECOPY OR FACSIMILE NUMBER, OTHER THAN AS
             SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY

  The New York Stock Exchange member firm or bank or trust company which completes this form must communicate the guarantee and the number of Shares subscribed for (under both the Primary Subscription and the Over-Subscription Privilege) to the Subscription Agent and must deliver this Notice of Guaranteed Delivery guaranteeing delivery of (i) payment in full for all subscribed Shares and (ii) a properly completed and executed Subscription Certificate (which certificate and full payment must then be delivered by the close of business on the third business day after the expiration Date, as defined in the Prospectus) to the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date (________, 1995, unless extended). Failure to do so will result in a forfeiture of the Rights.

                                   GUARANTEE

  The undersigned, a member firm of the New York Stock Exchange or a bank or trust company, guarantees delivery to the Subscription Agent by the close of business (5:00 p.m., New York City time) on the third Business Day after the Expiration Date (________, 1995, unless extended) of (A) a properly completed and executed Subscription Certificate and (B) payment of the full Subscription Price for Shares subscribed for in the Primary Subscription and pursuant to the Over-Subscription Privilege, if applicable, as subscription for such Shares is indicated herein or in the Subscription Certificate.

----------------------------------------------   -------------------------------
Number of Shares subscribed for in the Primary   Number of Shares subscribed
Subscription for which you are guaranteeing      for pursuant to the
delivery of Rights and payment                   Over-Subscription Privilege
                                                 for which you are
                                                 guaranteeing delivery of Rights
                                                 and payment


Number of Rights to be delivered:                _______________________________


Total Subscription Price payment to be delivered:
                                                  $_____________________________

Method of Delivery [circle one]                   A.  Through DTC
                                                  B.  Direct to Corporation


  Please note that if you are guaranteeing for Over-Subscription Shares, and are a DTC participant, you must also execute and forward to The First National Bank of Boston a Nominee Holder Over-Subscription Exercise Form.


--------------------------------           -------------------------------------
Name of Firm                               Authorized Signature


--------------------------------           -------------------------------------
Address                                    Title


--------------------------------           -------------------------------------
Zip Code                                   (Type of Print)



-----------------------------------------  -------------------------------------
Name of Registered Holder (If Applicable)



--------------------------------           -------------------------------------
Telephone Number                           Date

* IF THE RIGHTS ARE TO BE DELIVERED THROUGH DTC, A REPRESENTATIVE OF THE FUND WILL PHONE YOU WITH A PROTECT IDENTIFICATION NUMBER, WHICH NEEDS TO BE COMMUNICATED BY YOU TO DTC.

  PLEASE NOTE THAT IF YOU ARE GUARANTEEING FOR OVER-SUBSCRIPTION SHARES AND ARE A DTC PARTICIPANT, YOU MUST ALSO EXECUTE AND FORWARD TO THE SUBSCRIPTION AGENT A NOMINEE HOLDER OVER-SUBSCRIPTION EXERCISE FORM.

                                   APPENDIX D

            [FORM OF NOMINEE HOLDER OVER-SUBSCRIPTION EXERCISE FORM]

                             THE BRAZIL FUND, INC.
                                RIGHTS OFFERING

                 NOMINEE HOLDER OVER-SUBSCRIPTION EXERCISE FORM
                   PLEASE COMPLETE ALL APPLICABLE INFORMATION

              By Mail:                             By Hand:                        By Overnight Courier:
 To: The First National Bank of Boston   To:  BancBoston Trust Company    To:  The First National Bank of Boston
     Shareholder Services Division                of New York                 Shareholder Services Division
             P.O. Box 1889                 55 Broadway, Third Floor                 Mail Stop 45-01-19
          Mail Stop 45-01-19               New York, New York  10006                150 Royall Street
     Boston, Massachusetts  02105                                              Canton, Massachusetts  02021

  THIS FORM IS TO BE USED ONLY BY NOMINEE HOLDERS TO EXERCISE THE OVER-SUBSCRIPTION PRIVILEGE IN RESPECT OF RIGHTS WITH RESPECT TO WHICH THE PRIMARY SUBSCRIPTION PRIVILEGE WAS EXERCISED AND DELIVERED THROUGH THE FACILITIES OF A COMMON DEPOSITORY. ALL OTHER EXERCISES OF OVER-SUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY THE DELIVERY OF THE SUBSCRIPTION CERTIFICATES.

                         ------------------------------
  THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE FUND'S PROSPECTUS DATED ___________, 1995 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE FUND.

                         -----------------------------
  VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON ____________, 1995, UNLESS EXTENDED BY THE FUND (THE "EXPIRATION DATE").

1. The undersigned hereby certifies to the Subscription Agent that it is a participant in [Name of Depository] (the "Depository") and that it has either (i) exercised the Primary Subscription right in respect of Rights and delivered such exercised Rights to the Subscription Agent by means of transfer to the Depository Account of the Fund or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Primary Subscription Right and will delivery the Rights called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such Depository Account of the Fund.

2. The undersigned hereby exercises the Over-Subscription Privilege to purchase, to the extent available, shares of Common Stock and certifies to the Subscription Agent that such Over-Subscription Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf all Primary Subscription Rights have been exercised.(*)

3. The undersigned understands that payment of the Subscription Price of $_____ per Share for each share of Common Stock subscribed for pursuant to the Over-Subscription Privilege must be received by the Subscription Agent at or before 5:00 p.m., New York City time, on the Expiration Date and represents that such payment, in the aggregate amount of $______ either (check appropriate box):

[ ] has been or is being delivered to the Subscription Agent pursuant to the
    Notice of Guaranteed Delivery referred to above or [ ] is being delivered to the Subscription Agent herewith or
[ ] has been delivered separately to the Subscription Agent;
and, in the case of funds not delivered pursuant to a Notice of Guaranteed Delivery, is or was delivered in the manner set forth below (check appropriate box and complete information relating thereto):

[ ] uncertified check
[ ] certified check
[ ] bank draft
[ ] money order

---------------------------------------------------    -------------------------
Depository Primary Subscription Confirmation Number    Name of Nominee Holder

---------------------------------------------------    -------------------------
Depository Participant Number                          Address

                                                       -------------------------
                                                       City   State   Zip Code

Contact Name___________________                        By:______________________

Phone Number:__________________                        Name:____________________

                                                       Title:___________________

Dated:  ________, 1995

* PLEASE COMPLETE THE BENEFICIAL CERTIFICATION ON THE BACK HEREOF CONTAINING THE RECORD DATE POSITION OF PRIMARY RIGHTS OWNED, THE NUMBER OF PRIMARY SHARES SUBSCRIBED FOR AND THE NUMBER OF OVER-SUBSCRIPTION SHARES, IF APPLICABLE, REQUESTED BY EACH SUCH OWNER.

                             THE BRAZIL FUND, INC.
                         BENEFICIAL OWNER CERTIFICATION

  The undersigned, a bank, broker or other nominee holder of Rights ("Rights") to purchase shares of common Stock, $0.01 par value ("Common Stock"), of The Brazil Fund, Inc. (the "Fund") pursuant to the Rights offering (the "Offer") described and provided for in the Fund's Prospectus dated __________, 1995 (the "Prospectus") hereby certifies to the Fund and to The First National Bank of Boston as Subscription Agent for such Offer, that for each numbered line filled in below the undersigned has exercised, on behalf of the beneficial owner thereof (which may be the undersigned), the number of Rights specified on such line in the Primary Subscription (as defined in the Prospectus) and such beneficial owner wishes to subscribe for the purchase of additional shares of Common Stock pursuant to the Over-Subscription Privilege (as defined in the Prospectus), in the amount set forth in the third column of such line:


                           NUMBER OF RIGHTS EXERCISED  NUMBER OF SHARES REQUESTED
                                 IN THE PRIMARY              PURSUANT TO THE
      RECORD DATE SHARES          SUBSCRIPTION         OVER-SUBSCRIPTION PRIVILEGE

 1)  ------------------    -------------------------    --------------------------

 2)  ------------------    -------------------------    --------------------------

 3)  ------------------    -------------------------    --------------------------

 4)  ------------------    -------------------------    --------------------------

 5)  ------------------    -------------------------    --------------------------

 6)  ------------------    -------------------------    --------------------------

 7)  ------------------    -------------------------    --------------------------

 8)  ------------------    -------------------------    --------------------------

 9)  ------------------    -------------------------    --------------------------

10)  ------------------    -------------------------    --------------------------


--------------------------------       --------------------------------------
      Name of Nominee Holder                Depository Participant Number


--------------------------------       --------------------------------------
Name:                                       Depository Primary Subscription
                                            Confirmation Number(s)
Title:

  Dated: ____________, 1995

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  No dealer, salesman or other person has been authorized to give any information or to make any representation not contained in this Prospectus in connection with the offer contained herein and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, the Manager or the Dealer Manager. This Prospectus does not constitute an offer or a solicitation by anyone in any jurisdiction in which the person making such offer or solicitation in not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation.

                               TABLE OF CONTENTS

                                                                      Page
                                                                      ----

AVAILABLE INFORMATION ..............................................   2
EXPENSE INFORMATION ................................................   4
PROSPECTUS SUMMARY .................................................   5
FINANCIAL HIGHLIGHTS ...............................................  10
MARKET AND NET ASSET VALUE INFORMATION .............................  11
THE FUND  ..........................................................  11
THE OFFER ..........................................................  12
USE OF PROCEEDS ....................................................  20
INVESTMENT OBJECTIVE AND POLICIES ..................................  21
CERTAIN INVESTMENT PRACTICES .......................................  22
FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN BRAZIL .................  24
RISK FACTORS AND SPECIAL CONSIDERATIONS ............................  26
THE BRAZILIAN SECURITIES MARKETS ...................................  31
INVESTMENT ADVISERS AND ADMINISTRATOR ..............................  42
DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT AND
 CASH PURCHASE PLAN ................................................  48
TAXATION ...........................................................  50
COMMON STOCK .......................................................  50
DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR ................  51
CUSTODIAN ..........................................................  51
OFFICIAL DOCUMENTS .................................................  51
EXPERTS ............................................................  51
VALIDITY OF THE SHARES .............................................  51
FURTHER INFORMATION ................................................  52
THE FEDERATIVE REPUBLIC OF BRAZIL .................................. A-1
FORM OF SUBSCRIPTION CERTIFICATE ................................... B-1
FORM OF NOTICE OF GUARANTEED DELIVERY .............................. C-1
FORM OF DTC PARTICIPANT OVERSUBSCRIPTION FORM ...................... D-1

  Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             THE BRAZIL FUND, INC.




                        _______ Shares of Common Stock
            Issuable Upon Exercise of Rights to Subscribe for such
                                    Shares







                                    [LOGO]






                             --------------------

                                  PROSPECTUS

                             --------------------





                               Smith Barney Inc.










                                _________, 1995

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             THE BRAZIL FUND, INC.

                      __________________________________

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus, dated ____________, 1995 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge by calling the Fund's Information Agent, Georgeson & Company Inc. at (800) 223-2064 or collect at (212) 509-6240. This SAI incorporates by reference the entire Prospectus. Defined terms used herein shall have the same meaning as provided in the Prospectus. The date of this SAI is _________, 1995.

                               -----------------

                               TABLE OF CONTENTS
                                                                   Page
                                                                   ----
Investment Restrictions.......................................       2
Directors and Officers........................................       5
Net Asset Value...............................................       8
Taxation......................................................       9
Portfolio Transactions and Brokerage..........................      16
Financial Statements..........................................     F-1
Report of Independent Accountants.............................     F-2
Report of Independent Accountants.............................    F-14

                            INVESTMENT RESTRICTIONS

  The following restrictions are the Fund's only fundamental policies -- that is, policies which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

  The Fund may not:

  1. Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures and forward contracts.

  2.  Make short sales of securities or maintain a short position.

  3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and may also pledge its assets to secure such borrowings. For the purposes of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts are not deemed a pledge of assets or the issuance of a senior security.

  4. Purchase any security if, as a result, more than 25% of the Fund's total assets (taken at current value) would be invested in a single industry. The exercise of stock subscription rights or conversion rights is not deemed to be a purchase for purposes of this restriction.

  5. Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities that are secured by real estate or commodities and securities of companies that invest or deal in real estate or commodities and may purchase and sell futures and forward contracts on stock indices, foreign currencies and precious metals, to the extent permitted under applicable law.

  6. Make loans, provided that the Fund may enter into repurchase agreements (repurchase agreements with a maturity of longer than seven days together with securities that are not readily marketable being limited to 15% of the Fund's total assets). Brazilian law currently precludes the Fund from entering into repurchase agreements, as well as lending portfolio securities unless expressly authorized by the Brazilian Securities Commission or by the Central Bank, in their respective spheres of authority. Should the Fund receive such approval from the Central Bank, the Fund may lend portfolio securities, in an amount not to exceed 25% of the Fund's total assets and to the extent permitted under applicable Brazilian law.

  7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable law.

  The following additional restrictions are not fundamental policies of the Fund and may be changed by the Board of Directors.

  The Fund may not:

  8. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities or of the Government, its agencies or instrumentalities) if as a result more than 10% of the Fund's total assets (taken at value) would then be invested in securities of a single issuer. The exercise of stock subscription rights or conversion rights is not deemed to be a purchase for purposes of this restriction.

  9.  Make investments for the purpose of exercising control or management.

  10. Participate on a joint and several basis in any trading account in securities.

  As noted above, in addition to the foregoing restrictions, the Fund is subject to the Regulations and to the Code with respect to its Portfolio. See "Taxation -- United States Federal Income Taxes -- General." The investment restrictions imposed by the Regulations are implemented and interpreted, and may be supplemented, by the Brazilian Securities Commission and may be amended by the Monetary Council.

  The Regulations require that an average at least 70% of the total investments in the Portfolio consist of shares of common and preferred stocks issued by publicly held companies and traded in the Brazilian securities markets. Such securities may only be acquired on one of the Stock Exchanges or by subscription or in an over-the-counter market organized by an entity accredited by the Brazilian Securities Commission. As no entities have yet been so accredited, the Fund is not currently permitted to invest in Brazil's over-the-counter market. The Fund is subject not only to the investment requirements in the Regulations, but also to the Fund's own policy normally to invest at least 70% of its total assets in common and preferred stocks of companies registered with the Brazilian Securities Commission and listed on the Stock Exchanges or traded in the over-the-counter market. See "Investment Objective and Policies" in the Prospectus.

  Subscriptions include the acquisition by the Fund of newly issued shares acquired through private or public offerings as long as such shares are registered with the Brazilian Securities Commission for public trading in Brazil. In addition, the Fund may acquire such shares offered in a secondary public offering, even if such a transaction is not effected through a Stock Exchange.

  The balance of the Portfolio, on average no more than 30%, may be invested in
(a) other securities issued by Brazilian publicly held companies (acquisition
 -
of fixed-income securities is prohibited), (b) Agrarian Debt Notes, National
                                            -
Development Fund Obligations, and debentures issued by Siderurgia Brasileira S.A., and (c) other investment mechanisms expressly authorized by the Central
           -
Bank and the Brazilian Securities Commission jointly, as is the case of margin account transactions. At present, the Fund is not allowed to invest in the debt securities of the Government and of the Central Bank; however, if permitted to do so in the future, such debt securities would include Treasury Bonds, Treasury Bills, Central Bank Bonds and Central Bank Bills, described in "The Brazilian Securities Market -- The Secondary Markets -- Debt Securities Market." Treasury Bonds and Bills are direct obligations of the Government, and Central Bank Bonds and Bills are direct obligations of the Central Bank and are backed by the full faith and credit of the Government.

  The requirement of the Regulations that 70% of the Portfolio consist of common and preferred stocks is tested [daily?] against average portfolio positions for the preceding 720 days. If the Portfolio fails to satisfy the 70% requirement as of a given date, the requirement will nevertheless be satisfied as of that date if, within the following 360 days, the test (measured against average portfolio positions for the preceding 720 days) would be satisfied. On any day, such equity investments must make up at least 35% of the value of the Portfolio. The Fund has requested confirmation from the Brazilian Securities Commission confirming that the Fund will have one year from the date of completion of the Offer to adapt its portfolio to meet these requirements.

  Other investment restrictions imposed by the Regulations do not permit the Fund with respect to its Portfolio to: (a) act as surety, guarantor or co-
                                        -
obligor in any way, or make loans of any kind

[(other than the lending of portfolio securities, which is permitted with the authorization of the Brazilian Securities Commission or the Central Bank, in their respective spheres of authority; (b) purchase or sell securities other
                                        -
than those authorized by the Monetary Council (namely, shares and other securities issued by publicly held companies that are traded in the Brazilian securities market (with the exception fixed-income securities); (c) make
                                                                 -
investments abroad, except that, prior to the entry in Brazil of the proceeds of any offering of Common Stock, Fund assets may be invested in United States Government securities and money market instruments; or (d) subscribe for or
                                                        -
otherwise acquire shares of investment companies or investment funds. The Regulations permit the Fund to acquire bonds or securities issued or co-guaranteed by the Brazilian Administrator or an affiliate thereof only with the approval of all of the Fund's shareholders.

  The Regulations also empower the Brazilian Securities Commission to cancel the authorization of the Brazilian Administrator if it fails to comply with applicable law and regulations, and to approve its successor. See "Investment Advisers and Administrator." In addition, the Fund is required to file with the Brazilian Securities Commission specified reports, including period-end reports as to the Fund's portfolio holdings and equity transactions.

  Should any investment restriction imposed by the Regulations or other Brazilian legal requirements, or by the Code, be removed or liberalized, the Fund reserves the right to invest accordingly, without shareholder approval, except to the extent that such investment conflicts with the Fund's investment objective or the Investment Restrictions contained in paragraphs 1-7 above.

  Other restrictions on the Fund may be imposed by general foreign investment and exchange controls in effect in Brazil. See "Foreign Investment and Exchange Controls in Brazil" in the Prospectus.

                            DIRECTORS AND OFFICERS

  The names of the individuals who serve as directors and officers of the Fund are set forth below, together with their positions and their principal occupations during at least the past five years and, in the case of the directors, their ages and their positions with certain other international organizations and publicly-held companies. The Board of Directors is divided into three classes, each director serving for a term of three years.

                                                                                     PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS, AGE AND CLASS           POSITION(S) WITH REGISTRANT                DURING PAST FIVE YEARS
   ----------------------------           ---------------------------                ----------------------
Juris Padegs/(1)//(1)/.............    Chairman of the Board and Director    Managing Director of Scudder, Stevens &
Age 63.............................                                          Clark, Inc.; serves on the boards of an
Class of 1998......................                                          additional 27 funds managed by Scudder,
                                                                             Stevens & Clark, Inc.

Ronaldo A. da Frota Nogueira.......  Director and Resident Brazilian         Director and Chief Executive Officer,
IMF  Editora Ltda..................  Director                                IMF Editora Ltda. (financial publisher);
Av. Erasmo Braga 227 Grupo 404.....                                          serves on the boards of an additional three
20020-000 Rio de Janeiro,..........                                          funds managed by Scudder, Stevens &
RJ,  Brazil........................                                          Clark, Inc.
Age 57
Class of 1998

Dr. Wilson Nolen...................  Director                                Consultant (1989-present); Director,
1120 Fifth Avenue..................                                          Ecohealth, Inc. (biotechnology company);
New York, NY 10128.................                                          serves on the boards of an additional 14
Age 68.............................                                          funds managed by Scudder, Stevens &
Class of 1997......................                                          Clark, Inc.

Edmond D. Villani*(1)..............  Director                                President and Managing Director of
Age 48.............................                                          Scudder, Stevens & Clark, Inc.; serves on
Class of 1997......................                                          the boards of an additional 15 funds
                                                                             managed by Scudder, Stevens & Clark,
                                                                             Inc.

Edgar R. Fiedler...................  Director                                Vice President and Economic Counselor,
845 Third Avenue...................                                          The Conference Board, Inc.; Director,
New York, NY 10022.................                                          The Stanley Works (manufacturer of tools
Age 66.............................                                          and hardware) and Zurich American
Class of 1996......................                                          Insurance Company; serves on the boards
                                                                             of an additional five funds managed by
                                                                             Scudder, Stevens & Clark, Inc.

Nicholas Bratt*(1).................  President and Director                  Managing Director of Scudder, Stevens &
Age 47.............................                                          Clark, Inc.; serves on the boards of an
Class of 1996......................                                          additional 13 funds managed by Scudder,
                                                                             Stevens & Clark, Inc.

Roberto Teixeira da Costa..........  Director and Resident Brazilian         President, Brasilpar Consultaria
Brasilar Consultoria Financeira e..  Director                                Financeira e Servicos Ltda. (financial
Servicos Ltda.                                                               consulting and asset management);
Alameda Santos, 1357-2 andar                                                 Chairman, CEAL (Latin American
01470-900 Sao Paulo, SP, Brazil                                              Businessmen Council); Director of seven
Age 60                                                                       Brazilian listed and unlisted companies.
Class of 1996
-------------------------------------------------------------------------------------------------------------------------

_____________________
/1/ Directors considered by the Fund and its Counsel to be persons who are "interested persons," as defined in the 1940 Act, of the Fund, the Manager or the Brazilian Adviser.

                                                                                    PRINCIPAL OCCUPATION(S)
   NAME, ADDRESS, AGE AND CLASS           POSITION(S) WITH REGISTRANT                DURING PAST FIVE YEARS
   ----------------------------           ---------------------------                ----------------------
Jerard K. Hartman(1)...............  Vice President                          Managing Director of Scudder, Stevens &
                                                                             Clark, Inc.

David S. Lee(2)....................  Vice President                          Managing Director of Scudder, Stevens &
                                                                             Clark, Inc.

Pamela A. McGrath(2)...............  Treasurer                               Principal of Scudder, Stevens & Clark,
                                                                             Inc.

Kathryn L. Quirk(1)................  Vice President and Assistant Secretary  Managing Director of Scudder, Stevens &
                                                                             Clark, Inc.

Edward J. O'Connell(1).............  Treasurer                               Principal of Scudder, Stevens & Clark,
                                                                             Inc.

Thomas F. McDonough(2).............  Secretary                               Principal of Scudder, Stevens & Clark,
                                                                             Inc.

Coleen Downs Dinneen(2)............  Assistant Secretary                     Vice President of Scudder, Stevens &
                                                                             Clark, Inc.

----------

(1)  Address:  345 Park Avenue, New York, NY 10154

(2)  Address:  Two International Place, Boston, MA 02110

     The amount of shares in the Fund owned by the Fund's directors and officers as a group is less than one percent of the Fund's outstanding stock.

     The Fund's Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. Currently, Messrs. Bratt and Padegs are members of the Executive Committee.

     Scudder is a Delaware corporation. Daniel Pierce, Two International Place, Boston, Massachusetts, is the Chairman of the Board of Scudder. Edmond D. Villani, 345 Park Avenue, New York, New York, is the President of Scudder. Stephen R. Beckwith, 345 Park Avenue, New York, New York, Lynn S. Birdsong, 345 Park Avenue, New York, New York, Nicholas Bratt, 345 Park Avenue, New York, New York, Linda C. Coughlin, 345 Park Avenue, New York, New York, Margaret D. Hadzima, Two International Place, Boston, Massachusetts, Jerard K. Hartman, 345 Park Avenue, New York, New York, Richard A. Holt, Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois, Dudley H. Ladd, Two International Place, Boston, Massachusetts, Douglas M. Loudon, 345 Park Avenue, New York, New York, John T. Packard, 101 California Street, San Francisco, California, Juris Padegs, 345 Park Avenue, New York, New York, and Cornelia M. Small, 345 Park Avenue, New York, New York, are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All the outstanding voting and nonvoting securities of the Manager are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani as representatives of the beneficial owners of such securities pursuant to a Security Holders Agreement, under which such representatives have the right to reallocate shares among the beneficial owners from time to time, at net book value in cash transactions. All Managing Directors of the Manager own voting and nonvoting stock; all Principals own nonvoting stock.

     The officers of the Fund will conduct and supervise the daily business operations of the Fund, while the directors, in addition to their functions set forth under "Investment Advisers and Administrator," will review such actions and decide on general policy.

     The Fund pays each of its directors who is not an affiliated person of the Manager or the Brazilian Adviser, in addition to certain out-of-pocket expenses, an annual fee of $6,000 (except for Messrs. Nogueira and da Costa, who as Resident Brazilian Directors receive an annual fee of $12,000), plus $750 for each Board of Directors meeting, and $250 for each committee meeting attended (other than audit committee meetings, for which such directors receive a fee of $750). For the fiscal year ended December 31, 1994, the aggregate amount for fees and expenses paid to such directors amounted to $84,504. For the six months ended June 30, 1995, directors' fees and expenses amounted to $______.

     The following Compensation Table provides, in tabular form, the following data:

     Column (1)  All Directors who receive compensation from the Fund.

     Column (2)  Aggregate compensation received by a Director from the Fund.

     Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund. The Fund does not pay such benefits to its Directors.

     Column (5) Total compensation received by a Director from the Fund plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.


                                             COMPENSATION TABLE
                                    for the year ended December 31, 1994
-----------------------------------------------------------------------------------------------------------

     (1)                               (2)                (3)              (4)                (5)


                                                                        ESTIMATED
                                                      PENSION OF          ANNUAL       TOTAL COMPENSATION
                                   AGGREGATE     RETIREMENT BENEFITS     BENEFITS      FROM THE FUND AND
NAME OF PERSON,                  COMPENSATION    ACCRUED AS PART OF        UPON        FUND COMPLEX PAID TO
  POSITION                       FROM THE FUND      FUND EXPENSES       RETIREMENT         DIRECTORS
-----------------------------------------------------------------------------------------------------------
Roberto Teixeira da Costa,             $13,868          N/A                N/A             $ 13,868
Director                                                                                   (1 fund)

Edgar R. Fiedler,                      $11,373          N/A                N/A             $ 30,003*
Director                                                                                   (6 funds)

Ronaldo A. de Frota Nogueira,          $16,497          N/A                N/A             $ 54,997
Director                                                                                   (4 funds)

Dr. Wilson Nolen,                      $11,373          N/A                N/A             $132,023
Director                                                                                   (15 funds)

*As of December 31, 1994, Mr. Fiedler had a total of $183,603 accrued in a deferred compensation program for serving on the Board of Scudder Institutional Fund, Inc., which has four active portfolios, and $182,472 accrued in a deferred compensation program for serving on the Board of Scudder Fund, Inc., which has five active portfolios.

     Although the Fund is a Maryland corporation, certain of its directors and officers are residents of Brazil, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service of process upon such directors or officers within the United States or to realize judgments of courts of the United States based upon civil liabilities of such directors or officers under the federal securities laws and other laws of the United States. There is substantial doubt as to the enforceability in Brazil of such civil remedies and criminal penalties as are afforded by the federal securities laws in the United States. No extradition treaty currently is in effect between the United States and Brazil which would subject the Fund's directors and officers to enforcement of the criminal penalties of the federal securities laws.

     The By-Laws of the Fund provide that the Fund will indemnify directors, officers, employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund to the full extent permitted by law. However, nothing in the Articles of Incorporation or the By-Laws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     To the best of the Fund's knowledge, as of ________, 1995 no person owned beneficially more than 5% of the Fund's outstanding shares.

     Lino Otto Bohn serves as Honorary Director of the Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Mr. Bohn had served as Director of the Fund since 1988. Mr. Bohn retired as Director in 1993 in accordance with the Board of Directors' retirement policy.


                                NET ASSET VALUE

     The net asset value of shares of the Fund is determined no less frequently than weekly, on the last business day of each month, and at such other times as the Board of Directors may determine, by dividing the value of the total assets of the Fund, less all liabilities, by the total number of shares of Common Stock outstanding.

     An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system is valued at its most recent sale price. Lacking any sales, the security is valued at the high or "inside" bid quotation. The value of an equity security not quoted on the NASDAQ System, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

     Debt securities, other than short-term securities, are valued at prices supplied by the Fund's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Short-term securities with remaining maturities of sixty days or less are valued by the amortized cost method, which the Board of Directors believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the Manager may calculate the price of that debt security taking into account such factors as the Manager deems appropriate. This valuation method may not be used with respect to a particular security for longer than ten consecutive trading days, or for securities with an aggregate value that exceeds 5% of the Fund's net assets on a particular valuation date.

     An exchange traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price. Foreign currency exchange forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate.

     If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

     If, in the opinion of the Fund's valuation committee (the "Valuation Committee"), the value of a portfolio asset as determined in accordance with these procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation committee, most fairly reflects fair market value of the property on the valuation date.

     Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets is calculated in terms of Dollars by converting the Local Currency into Dollars at the prevailing currency exchange rate on the valuation date.

     Under the Fund's Articles of Incorporation, the Fund cannot become an open-end investment company without the approval of holders of 75% of the outstanding shares of the Fund (a majority of such shares, if the change is approved by 75% of the directors unaffiliated with an Interested Party (as defined in the Fund's Articles of Incorporation) who have served on the Board of Directors for a period of at least 12 months, or successors to such directors who similarly are unaffiliated ("Continuing Directors")). Moreover, the Regulations contemplate that a Managed Portfolio such as the Fund must be organized as a closed-end investment company, not as an open-end investment company, and the Fund is limited under Brazilian law in its ability to repatriate capital. See "Foreign Investment and Exchange Controls in Brazil" in the Prospectus. Such limitations on repatriation of capital, combined with U.S. Federal income tax requirements applicable to regulated investment companies, would as a practical matter make it unlikely that the Fund would be able to engage in a program of repurchasing its own shares.


                                   TAXATION

     For a discussion of the U.S. Federal income tax consequences and the Brazilian tax consequences to Record Date Shareholders and Rights Holders with respect to the Offer, see "The Offer -- U.S. Federal Income Tax Consequences; Brazilian Tax Consequences" in the Prospectus.

UNITED STATES FEDERAL INCOME TAXES

     THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS A SUMMARY INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY. IT DOES NOT INCLUDE INFORMATION SET FORTH IN THE PROSPECTUS UNDER "TAXATION -- U.S. TAXATION." IN VIEW OF THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, EACH SHAREHOLDER IS ADVISED TO CONSULT HIS OR HER OWN TAX ADVISER WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES OF BEING A SHAREHOLDER OF THE FUND, INCLUDING THE EFFECT AND APPLICABILITY OF U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX LAWS AND THE POSSIBLE EFFECTS OF CHANGES THEREIN.

 General

     The Fund has qualified and intends to continue to qualify to be treated as a regulated investment company under the Code for each taxable year, although no assurance can be given as to meeting the tests for such status.

     To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from
         -
dividends, interest, payments with respect to stock or securities loans, gains from the sale or other disposition of stock or securities, and certain other related income, including, generally, gains from options, futures and forward contracts and foreign currency gains (under regulations which may be promulgated, foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities may not be treated as qualifying income for this purpose); (b) derive in each taxable year less than
                                      -
30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts and foreign currencies, held less than three months (excluding, for this purpose, gains from foreign currencies (and options, futures and forward contracts on foreign currencies) that are directly related to the Fund's principal business of investing in stocks or securities or options or futures thereon); and (c) diversify its holdings so that, at the end of each
                          -
quarter of the taxable year, (i) at least 50% of the market value of the fund's
                              -
assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities of any one issuer qualifying, for purposes of this calculation, only if the Fund's investment is limited to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total
                               --
assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related businesses. Corporations owned or controlled by the Government will be treated as separate issuers for this purpose, except that a debt obligation of such a corporation may be treated as issued by the Government if the obligation is backed by the full faith and credit of the Government. Proposed legislation would eliminate the 30% requirement; it is unclear whether, and in what form, such legislation might be enacted.

     As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its income and capital gains, if any, that it distributes to its shareholders, provided it distributes each taxable year at least 90% of its "investment company taxable income," calculated without the deduction for dividends paid, as determined for U.S. Federal income tax purposes ("net investment income"). Net investment income includes dividends, interest, net short-term capital gains in excess of any net long-term capital losses and any capital loss carryovers from prior years, net of expenses, and, net gain or loss on debt securities and futures contracts on debt securities, to the extent attributable to fluctuations in currency exchange rates, and net gain or loss on foreign currencies and foreign currency forward contracts. Dividend income derived by a regulated investment company from its investments is required to be taken into account for U.S. Federal income tax purposes as of the ex-dividend date (rather than the payment date, which generally is later). Accordingly, the Fund, in order to satisfy its distribution requirements, may be required to make distributions based on earnings that have been accrued but not yet received. Interest income from discount on indebtedness held by the Fund will also give rise to such accrued earnings. The Fund intends to distribute to its shareholders each year all of its net investment income as computed for U.S. Federal income tax purposes. Brazilian exchange control or other regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Fund, may limit the Fund's ability to make sufficient distributions to satisfy the 90% distribution requirement and the calendar year distribution requirement described below. See "Risk Factors and Special Considerations -- Currency Conversion and Repatriation" and "Other Taxation."

     To the extent that the Fund retains for investment any net long-term capital gains in excess of any net short-term capital losses (including in such losses any capital loss carryovers from prior years), as computed for U.S. Federal income tax purposes, it will be subject to U.S. Federal income tax on the amount retained at the then current rate, which currently is 35%. If any such amount is retained, the Fund expects to designate such amount as undistributed capital gains in a notice to its shareholders who (i) if subject
                                                                 -
to U.S. Federal income tax on long-term capital gains, will be required to include in income for such tax purposes, as long-term capital gains, their proportionate shares of such undistributed amount, and (ii) will be entitled to
                                                        --
credit their proportionate shares of taxes paid by the Fund on such undistributed amount against their U.S. Federal income tax liabilities and to claim refunds to the extent such proportionate shares of the tax exceed such liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by 65% of the amount of undistributed capital gains included in the shareholder's gross income.

     The Fund will be subject to a non-deductible U.S. Federal 4% excise tax on amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with such requirement. Exchange control or other regulations referred to above, however, could limit the Fund's ability to satisfy such requirement.

 Distributions

     Shareholders subject to U.S. Federal alternative minimum tax will be required to include distributions from the Fund in alternative minimum taxable income.

     If the fair market value of a shareholder's shares is reduced below the shareholder's cost for such shares as a result of a distribution by the Fund, such distribution will be taxable for U.S. Federal income tax purposes even though from an economic viewpoint it may represent a return of invested capital. Investors should, therefore, consider the tax implications of buying shares in the Fund prior to a distribution since the price of shares purchased at that time may reflect the amount of the forthcoming distribution and the distribution will nevertheless be taxable to the purchasing shareholder. As of [September 30], 1995, there was approximately $[190] million of net unrealized appreciation in the Fund's net assets of approximately $[327] million; if realized and distributed, or deemed distributed, such gains would, in general, be taxable to shareholders, including holders at that time of Shares acquired upon exercise of the Rights. See "General" and "Non-U.S. Shareholders."

     Shareholders will be notified as to the U.S. Federal income tax status of any dividends, distributions and deemed distributions made by the Fund to its shareholders.

 Sale of Shares

     Upon the sale or exchange of shares of the Fund, a U.S. shareholder will realize a taxable gain or loss. Such gain or loss will be a capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term or short-term depending upon whether the shareholder has held the shares for more than one year. Under current U.S. Federal income tax law, the maximum rate for long-term capital gains for individuals is 28% and short-term capital gains are taxed at the same rate as ordinary income. Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that the shares disposed of are replaced, including, for example, pursuant to the Plan, within a 61-day period beginning 30 days before and ending 30 days after the date the shares are disposed of. In such a case, a U.S. shareholder will adjust the basis of the shares acquired to reflect the disallowed loss. Any loss realized by a U.S. shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains received by the shareholder (and any amounts retained by the Fund which were designated as undistributed capital gains) with respect to such shares.

 Non-U.S. Income Taxes

     The Fund will be subject to Brazilian income taxes, including withholding taxes, described below under "Brazilian Taxes." So long as more than 50% in value of the Fund's total assets at the close of any taxable year in which it is a regulated investment company consists of stocks or securities of non-U.S. corporations, the Fund may elect to treat any such non-U.S. Federal taxes paid by it during such year (to the extent that such taxes are treated as income taxes under U.S. Federal tax principles) as paid by its shareholders. The Fund has qualified and expects to continue to qualify for this election annually.
The Fund will notify shareholders in writing each year if it makes the election and of the amount of non-U.S. income taxes, if any, to be treated as paid by the shareholders and the amount to be treated by them as income from non-U.S. sources. If the Fund makes the election, share holders will be required to include in income their proportionate shares of the amount of non-U.S. income taxes paid by the Fund for purposes of computing their U.S. income tax. U.S. shareholders will be entitled to claim either a credit (subject to the limitations discussed below) or, if they itemize their deductions, a deduction for their shares of the non-U.S. income taxes in computing their U.S. Federal income tax liability.
(For the treatment of non-U.S. shareholders, see "Non-U.S. Shareholders" below.) No deduction will be permitted for such income taxes in computing the alternative minimum tax imposed on individuals. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund's election to pass through the Fund's non-U.S. income taxes to its shareholders. However, such shareholders should not ordinarily be disadvantaged because the amount of additional income they are deemed to receive generally will not be subject to U.S. Federal income tax. Brazilian withholding taxes currently imposed on dividends and interest qualify as income taxes that the Fund may elect to treat as having been paid by its shareholders,] [and the Fund believes that the Brazilian capital gains tax, if imposed on the Fund by Brazil at some future date, should qualify for such treatment. See "Brazilian Taxes."

     Generally, a credit for non-U.S. income taxes is subject to the limitation that it may not exceed the shareholder's U.S. Federal income tax (determined without regard to the availability of the credit) attributable to his or her total non-U.S. source taxable income. For this purpose, the portion of distributions paid by the Fund from its non-U.S. source income will be treated as non-U.S. source income. The Fund's gains from the sale of securities will generally be treated as derived from U.S. sources, unless Brazilian capital gains tax were to be imposed on such gains and the U.S. and Brazil entered into a treaty permitting such gains to be treated as derived from a non-U.S. source, in which case the Fund would expect to elect to treat such gains as so derived. Additionally, certain currency fluctuation gains and losses, including fluctuations gains from foreign currency denominated debt securities, receivables and payables, will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to non-U.S. source "passive income," such as the portion of dividends received from the Fund which qualifies as non-U.S. source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the non-U.S. income taxes paid by the Fund.

     The foregoing is only a general description of the treatment of non-U.S. income taxes under the U.S. Federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

 Backup Withholding

     Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. Federal income tax liability.

 Non-U.S. Shareholders

     U.S. Federal income taxation of a shareholder who, under the Code, is a non-resident alien individual, a foreign trust or estate, foreign corporation, or foreign partnership ("non-U.S. shareholder") depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. Ordinarily, income from the Fund will not be treated as so "effectively connected."

     If the income from the Fund is not treated as "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, dividends of net investment income (which includes short-term capital gains), whether received in cash or reinvested in shares, will be subject to a U.S. Federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such dividends. See the definition of "net investment income" at "General" above. Furthermore, such non-U.S. shareholders may be subject to U.S. Federal income tax at the rate of 30% (or lower treaty rate) on their income resulting from the Fund's election (described above) to "pass through" the amount of non-U.S. taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the non-U.S. income taxes treated as having been paid by them.

     A non-U.S. shareholder whose income is not treated as "effectively connected" with a U.S. trade or business generally will not be subject to U.S. Federal income taxation on distributions of net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains and any gain realized upon the sale of Fund shares. The Fund will incur a U.S. Federal income tax liability with respect to amounts retained by it that are designated as undistributed capital gains. The non-U.S. shareholder may claim a credit with respect to such taxes paid by the Fund and may claim a refund where such taxes exceed such shareholder's U.S. Federal income tax liabilities, but must file a tax return to do so. In addition, if the non-U.S. shareholder is treated as a non-resident alien individual but is physically present in the United States for more than 182 days during the taxable year, then in certain circumstances such distributions of net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains, and gain from the sale of Fund shares will be subject to a U.S. Federal income tax of 30% (or lower treaty rate). In the case of a non-U.S. shareholder who is a non-resident alien individual, the Fund may be required to withhold U.S. Federal income tax at a rate of 31% of distributions (including distributions of net long-term capital gains) unless IRS Form W-8 is provided. See "Backup Withholding."

     If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of net investment income (which includes short-term capital gains), whether received in cash or reinvested in shares, net long-term capital gains and amounts otherwise includible in income, such as amounts retained by the Fund which are designated as undistributed capital gains, and any gains realized upon the sale of shares of the fund, will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. taxpayers. Non-U.S. shareholders that are corporations may also be subject to the branch profits tax.

     Transfers of shares of the Fund by gift by a non-U.S. shareholder will generally not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by such a shareholder at death will be includible in the shareholder's gross estate for U.S. Federal estate tax purposes.

     The income tax and estate tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty.

     Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.

 Foreign Exchange-Related Transactions; Hedging Transactions

     Debt securities denominated in foreign currencies (and, in some circumstances, futures, options, forwards and other similar financial instruments based on foreign currencies) held by the Fund, and gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues income or expense denominated in a foreign currency and the time the Fund actually collects such income or pays such expense, will be subject to special rules for determining, among other things, the character and timing of income, deductions, gain, and loss attributable to foreign exchange gain or loss. In general, these rules operate to treat as ordinary income or loss (to be taken into account in computing net investment income) the portion of a gain or loss so attributable. In addition, the hedging transactions which may be undertaken by the Fund may result in "straddles" for U.S. Federal income tax purposes. The straddle rules may affect the character and timing of income, deduction, gain or loss recognized by the Fund. Certain hedging transactions may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. These rules may also require the acceleration of the recognition of income or gain by the Fund before the Fund receives the cash required to make distributions to shareholders. All of these rules may affect the timing and amount of distributions to shareholders. The gross income and diversification requirements applicable to regulated investment companies, described above, may limit the extent to which the Fund will be able to engage in transactions in options, futures currency exchange contracts.

 Other Taxation

     If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies," the Fund may be subject to U.S. Federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income or gain is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Proposed regulations would generally allow the Fund to elect to mark to market annually all of the stock of passive foreign investment companies held by the Fund. Gain recognized pursuant to such election is generally treated as ordinary income subject to the distribution requirements discussed above. It is unclear, however, whether and in what form such regulations might be promulgated in final form. If the Fund were to invest in a passive foreign investment company which the Fund elected to treat as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund would ordinarily be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above. Proposed legislation would revise the passive foreign investment company rules in various respects; it is unclear whether and in what form, such legislation might be enacted.

     Distributions from the Fund may be subject to additional U.S. Federal, state, local and non-U.S. taxes depending on each shareholder's particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund and of the possible impact of changes in applicable tax laws.

     If the Fund did not qualify as a regulated investment company for any taxable year, (i) it would be subject to U.S. Federal income tax at regular
               -
corporate rates on its taxable income (which would be computed without deduction for distributions paid to shareholders) and to certain state and local taxes,
(ii) its distributions to shareholders out of its current or accumulated
 --
earnings and profits would be taxable to shareholders as ordinary dividend income (even if derived from long-term capital gains) and subject to withholding in the case of non-U.S. shareholders and (iii) non-U.S. income taxes, and U.S.
                                          ---
Federal income taxes paid by the Fund on any undistributed long-term capital gains, would not "pass through" to shareholders. In addition, if the Fund failed to qualify for taxation as a regulated investment company for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains over aggregate losses that would have been realized if it had been liquidated) if it were to qualify as a regulated investment company in a later taxable year.

BRAZILIAN TAXES

     The following description of certain Brazilian tax matters relating to the Fund and its shareholders represents the opinion of Brazilian counsel to the Fund.

     Capital gains earned by the Fund from its activities in Brazil are currently exempt from income tax. However, the Brazilian Government introduced a bill in the Brazilian Congress whereby the capital gains earned by Managed Portfolios (as the Fund) would be subject to income tax at the following rates:
(i) 5%, when earned in the 1996 calendar year; (ii) 10%, when earned in the 1997 calendar year; and (iii) 15%, when earned in the 1998 calendar year. Accordingly, no guarantee can be given that capital gains earned by the Fund will remain exempt from income tax in the future.

     Under Brazilian Law 8981 of January 20, 1995, a 15% withholding tax is imposed on distribution of dividends and cash bonuses (but not on capital gains) received from investments in securities at the time the Fund receives the income. Other income (excluding capital gains), such as interest, premiums, commissions and profit participation, is subject to a 10% withholding tax imposed at the time the Fund earns income.

     Upon distribution of income and/or total or partial liquidation of the investment, the amount attributed to the foreign investor (including capital gains and income) can be remitted abroad tax-free.

     Dividends paid by the Fund outside of Brazil are not subject to any Brazilian taxes.

     Should the Fund contravene any applicable regulations, it could become subject to Brazilian tax rates applicable to other foreign investors, which are likely to be less favorable than those described above.

     Pursuant to Decree 1591 of August 19, 1995, Reais resulting from the conversion of the proceeds received by a Brazilian entity from a foreign investment on the Brazilian securities market are subject to a tax on financial transactions ("IOF"). Under article four thereof, the Ministry of Finance is empowered to establish the applicable IOF rate. The IOF tax rate initially was set at 0%, subsequently increased to 1.0% and on March 10, 1995 reduced to 0% again. Under Law 8894 of June 21, 1994, such IOF rate may be increased at any time to a maximum rate of 25%.

     There are no other Brazilian taxes (currency gain, estate, sales, transfer, property, stamp, etc.) applicable to the Fund or its shareholders in connection with the Fund's proposed activities in Brazil.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     To the maximum extent feasible, the Manager places orders for portfolio transactions through its wholly owned subsidiary, Scudder Investor Services, Inc. (the "Distributor"), which in turn places orders on behalf of the Fund with other brokers and dealers. The Distributor receives no commission, fees or other remuneration from the Fund for this service. Allocation of brokerage is supervised by the Manager.

     The primary objective of the Manager in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission (fixed in the case of transactions on the Stock Exchanges and subject to a 50% discount for transactions effected by Brazilian brokers), size of order, difficulty of execution and skill required of the broker/dealer. Orders for agency transactions may be placed among Brazilian brokers, consistent with this policy. The Manager reviews on a routine basis commission rates, execution and settlement services performed, and performs comparisons among the Fund's brokers and with other brokers.

     When it can be done consistently with the policy of obtaining the most favorable net results, it is the Manager's practice to place such orders with brokers and dealers who supply market quotations to the custodian of the Fund for appraisal purposes, or who supply research, market and statistical information to the Manager. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Manager is not authorized when placing portfolio transactions for the Fund to pay a brokerage commission or transaction cost in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of such research, market or statistical information. The Manager does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold shares of the Fund as part of its initial offering or the present offering. Except for implementing the policy stated above, there is no intention to place portfolio transactions with any particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

     Although certain research, market and statistical information from brokers and dealers can be useful to the Fund and to the Manager, such information, in the Manager's opinion, is only supplementary to the Manager's own research effort, since the information must still be analyzed, weighed and reviewed by the Manager's staff. Such information may be useful to the Manager in providing services to clients other than the Fund, and not all such information is used by the Manager in connection with the Fund. Conversely, such information provided to the Manager by brokers and dealers through whom other clients of the Manager effect securities transactions may be useful to the Manager in providing services to the Fund.

     Consistent with the policy of seeking to obtain the most favorable net results for the year ended December 31, 1994, the Fund paid brokerage commissions of $______ (____% of the total brokerage commissions of $________) for transactions placed with brokers and dealers who provided supplementary research, market and statistical information to the Fund or the Manager. The amount of such transactions aggregated $________ (_____% of all transactions subject to brokerage commissions). The balance of the brokerage commissions for 1994 was not allocated to any particular broker or dealer or with regard to the above-mentioned or any other special factors.

     During the fiscal years ended December 31, 1992 and 1993, the Fund paid total brokerage commissions of $77,285 and $80,178, respectively.

[LOGO] BRAZIL FUND, INC.
INDEX TO FINANCIAL STATEMENTS

================================================================================

Report of Independent Accountants......................................   F-2
Investment Portfolio, June 30, 1995....................................   F-3
Statement of Assets and Liabilities, June 30, 1995.....................   F-6
Statement of Operations, for the six months ended June 30, 1995........   F-7
Statements of Changes in net assets for the six months ended
  June 30, 1995 and year ended December 31, 1994.......................   F-8
Financial Highlights for the six months ended June 30, 1995 and for
  the years ended December 31, 1994....................................   F-9
Notes to Financial Statements, June 30, 1995...........................   F-10
Investment Portfolio, December 31, 1994................................   F-14
Statement of Assets and Liabilities, December 31, 1994.................   F-17
Statement of Operations, for the year ended December 31, 1994..........   F-18
Statements of Changes in net assets for the years ended
  December 31, 1994 and 1993...........................................   F-19
Financial Highlights for the years ended December 31, 1994.............   F-20
Notes to Financial Statements, December 31, 1994.......................   F-21

[LOGO] BRAZIL FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
================================================================================

To The Shareholders and the Board of Directors of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at June 30, 1995, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
August 16, 1995

[LOGO] THE BRAZIL FUND, INC.
INVESTMENT PORTFOLIO as of June 30, 1995

======================================================================================================================
Industry                          Shares                      Company                                       Value ($)
----------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES 96.0%

AUTO PARTS 0.9%                 93,761,800      (pfd.)        Metal Leve S.A. Industria e Comercio........   2,648,351
                                                                                                            ----------

BANKING 9.9%                   671,737,708      (pfd.)        Banco Bradesco S.A. ........................   5,692,074
                                76,294,208      (pfd.)        Banco Itau S.A. ............................  23,207,364
                                                                                                            ----------
                                                                                                            28,899,438
                                                                                                            ----------

CHEMICALS 6.4%                  28,647,000      (voting)      Companhia Petroquimica do Sul S.A. .........   1,117,249
                                 5,039,400      (pfd.)        COPENE Petroquimica do Nordeste S.A. "A"....   3,980,004
                             1,458,646,800      (voting)      Ucar Carbon S.A. ...........................   1,774,779
                            12,833,921,463      (voting)      S/A White Martins. .........................  11,711,563
                                                                                                            ----------
                                                                                                            18,583,595
                                                                                                            ----------

CONSTRUCTION 1.5%                4,476,300      (voting)      Odebrecht S.A. .............................   2,514,120
                                 1,182,600      (voting)      S/A Moinho Santista Industrias Gerais*......   1,862,868
                                                                                                            ----------
                                                                                                             4,376,988
                                                                                                            ----------

ELECTRICAL EQUIPMENT 4.9%        9,042,000      (pfd.)        Brasmotor S.A. .............................   1,669,897
                                 5,813,800      (pfd.)        Empresa Brasileira de Compressores S.A.(b)..   3,979,027
                                   610,582      (voting)      Pirelli Cabos S.A.*.........................     862,310
                                17,006,600      (pfd.)        Weg S.A. ...................................   7,759,665
                                                                                                            ----------
                                                                                                            14,270,899
                                                                                                            ----------

FOOD AND BEVERAGE 12.0%         56,096,254      (pfd.)        Companhia Cervejaria Brahma ................  18,403,593
                                 1,001,659      (pfd.)        Companhia Cervejaria Brahma (New (c)) ......     299,246
                                 6,314,433      (pfd.)        Companhia Cervejaria Brahma Warrants
                                                                (expire 9/30/96)* (b) ....................     823,174

                                14,551,430      (pfd.)        Sadia Concordia S/A. .......................  13,595,035

                                 1,768,900      (voting)      Santista Alimentos S.A.*....................   1,345,171

                                43,281,812      (pfd.)        Sementes Agroceres S/A. ....................     728,808
                                                                                                            ----------
                                                                                                            35,195,027
                                                                                                            ----------
FOREST PRODUCTS 10.2%            5,733,599      (pfd.)        Aracruz Celulose S.A. "B"*..................  13,391,893
                                 2,199,600      (pfd.)        Companhia Suzano de Papel e Celulose........  11,230,983
                                 3,623,792      (pfd.)        Industrias Klabin de Papel e Celulose S/A...   5,117,794
                                                                                                            ----------
                                                                                                            29,740,670
                                                                                                            ----------

GLASS 3.2%                       2,270,236      (voting)      Companhia Vidraria Santa Marina.............   9,310,311
                                                                                                            ----------

The accompanying notes are an integral part of the financial statements.

=======================================================================================================================
Industry                          Shares                      Company                                         Value ($)
-----------------------------------------------------------------------------------------------------------------------
IRON AND STEEL 3.2%            12,911,670       (voting)      Companhia Siderurgica Belgo-Mineira ........    1,280,647
                            7,200,000,000       (pfd.)        Usinas Siderurgicas de Minas Gerais S/A ....    8,134,709
                                                                                                            -----------
                                                                                                              9,415,356
                                                                                                            -----------

MINING 6.6%                   113,888,000       (pfd.)        Companhia Vale do Rio Doce .................   17,197,645
                               10,368,389       (pfd.)        S.A. Mineracao da Trindade .................      259,069
                               36,396,800       (voting)      S.A. Mineracao da Trindade .................    1,779,311
                                                                                                            -----------
                                                                                                             19,236,025
                                                                                                            -----------

PETROLEUM 6.4%                222,739,999       (pfd.)        Petroleo Brasileiro S/A ....................   18,874,221
                                                                                                            -----------

RETAILING 3.8%                 15,408,041       (pfd.)        Casa Anglo Brasileira S.A.* ................    1,456,273
                              101,031,600       (pfd.)        Lojas Americanas S.A. ......................    2,250,025
                              247,237,800       (voting)      Lojas Americanas S.A. ......................    5,626,977
                               27,899,465       (pfd.)        Mesbla S.A. ................................    1,666,997
                                                                                                            -----------
                                                                                                             11,000,272
                                                                                                            -----------

TELECOMMUNICATIONS 12.4%      511,256,600       (pfd.)        Telecomunicacoes Brasileiras S.A. ..........   16,828,979
                                7,358,900       (pfd.)        Telecomunicacoes do Parana S.A. ............    2,046,582
                              141,212,067       (pfd.)        Telecomunicacoes de Sao Paulo S.A. .........   17,486,978
                                                                                                            -----------
                                                                                                             36,362,539
                                                                                                            -----------

TEXTILES AND APPAREL 3.2%     457,766,740       (pfd.)        Cia. Hering ................................    3,978,418
                               92,193,348       (pfd.)        Cia. Hering Textile (b) ....................      250,389
                               32,529,600       (pfd.)        Sao Paulo Alpargatas S.A. ..................    5,124,163
                                                                                                            -----------
                                                                                                              9,352,970
                                                                                                            -----------

TOBACCO 5.0%                    1,943,043       (voting)      Companhia Souza Cruz Industria e Comercio ..   14,670,450
                                                                                                            -----------

UTILITY 6.4%                   19,000,000       (pfd.)        Centrais Eletricas Brasileiras S/A "B" .....    5,057,034
                              540,740,952       (pfd.)        Companhia Energetica de Minas Gerais .......   10,573,968
                               45,510,000       (pfd.)        Companhia Energetica de Sao Paulo ..........    1,799,635
                              217,211,500       (voting)      Companhia Paranaense de Energia ............    1,422,906
                                                                                                            -----------
                                                                                                             18,853,543
                                                                                                            -----------

                                                              TOTAL EQUITY SECURITIES (Cost $120,276,286).  280,790,655
                                                                                                            -----------


The accompanying notes are an integral part of the financial statements.

[LOGO] THE BRAZIL FUND, INC.
INVESTMENT PORTFOLIO (CONTINUED)

=================================================================================================
                         Principal
                         Amount ($)                                                       Value ($)
--------------------------------------------------------------------------------------------------
REPURCHASE
AGREEMENT 4.0%

                        11,633,000      Repurchase Agreement with Donaldson,
                                          Lufkin & Jenrette, dated 6/30/95 at
                                          6.07%, to be repurchased at
                                          $11,638,884 on 7/3/95, collateralized
                                          by a $11,970,000 U.S. Treasury Note,
                                          4.75%, 8/31/98 (Cost $11,633,000) .........   11,633,000
                                                                                       -----------

--------------------------------------------------------------------------------------------------

                                        TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                          (Cost $131,909,286) (a) ...................  292,423,655
                                                                                       ===========

(a) The cost of the investment portfolio for federal income tax purposes was $131,928,453. At June 30, 1995, net unrealized appreciation for all securities based on tax cost was $160,495,202. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $166,401,634 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,906,432.

(b) Securities valued in good faith by the Board of Directors. The cost of these securities at June 30, 1995 aggregated $2,553,185. See Note A of the Notes to Financial Statements.

(c) New shares issued during 1995, eligible for a pro rata share of 1995 dividends.

 *   Non-income producing security.


The accompanying notes are an integral part of the financial statements.

[LOGO] THE BRAZIL FUND, INC.
FINANCIAL STATEMENTS

=================================================================================================================
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1995
-----------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost $131,909,286) (Notes A and D).........                     $ 292,423,655
Cash ........................................................................                               479
Foreign currency holdings, at market (identified cost $4,884,225) (Note A) ..                         4,806,423
Receivable for investments sold .............................................                            65,770
Dividends and interest receivable ...........................................                           666,390
Other assets ................................................................                             1,768
                                                                                                  -------------
                Total assets ................................................                       297,964,485

LIABILITIES
Payables:
  Investments purchased .....................................................   $     86,710
  Accrued management fee (Note C) ...........................................        299,268
  Accrued administrator's fee (Note C) ......................................          8,333
  Other accrued expenses (Note C) ...........................................        388,921
                                                                                ------------
                Total liabilities ...........................................                           783,232
                                                                                                  -------------

Net assets ..................................................................                     $ 297,181,253
                                                                                                  =============

NET ASSETS
Net assets consist of:
  Undistributed net investment income .......................................                     $   3,143,646
  Accumulated net realized gain .............................................                        10,221,173
  Net unrealized appreciation (depreciation) on:
    Investments .............................................................                       160,514,369
    Foreign currency denominated transactions ...............................                           (83,646)
  Common stock ..............................................................                           121,463
  Additional paid-in capital ................................................                       123,264,248
                                                                                                  -------------
Net assets ..................................................................                     $ 297,181,253
                                                                                                  =============
Net asset value per share ($297,181,253 divided by 12,146,285 shares of
  common stock outstanding, 50,000,000 shares authorized, $.01 par value)....                     $       24.47
                                                                                                  =============


The accompanying notes are an integral part of the financial statements.

[LOGO] THE BRAZIL FUND, INC.
FINANCIAL STATEMENTS (CONTINUED)

=================================================================================================================
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1995
-----------------------------------------------------------------------------------------------------------------
Investment income
  Income:
    Dividends (net of withholding tax of $976,899) (Note A)......                     $     5,404,301
    Interest.....................................................                             329,470
                                                                                      ---------------
                                                                                            5,733,771

  Expenses:
    Management fee (Note C)......................................   $     1,813,742
    Administrator's fee (Note C).................................            28,660
    Custodian and accounting fees (Note C).......................           542,296
    Directors' fees and expenses (Note C)........................            43,692
    Auditing and tax services....................................            49,250
    Reports to shareholders......................................            26,541
    Legal........................................................             8,920
    Other........................................................            77,024         2,590,125
                                                                    ---------------   ---------------
  Net investment income                                                                     3,143,646
                                                                                      ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
  Net realized gain (loss) from:
    Investments (Note A).........................................        10,626,743
    Foreign currency denominated transactions....................          (302,140)       10,324,603
                                                                    ---------------
  Net unrealized depreciation during the period on:
    Investments..................................................       (91,018,976)
    Foreign currency denominated transactions....................           (46,186)      (91,065,162)
                                                                    ---------------   ---------------
  Net loss on investment transactions............................                         (80,740,559)
                                                                                      ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.............                     $   (77,596,913)
                                                                                      ===============


The accompanying notes are an integral part of the financial statements.

==================================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------
                                                                             SIX MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS                                              JUNE 30, 1995      DECEMBER 31,1994
------------------------------------------------------------------------------------------------------------------
Operations:
  Net investment income (loss) ............................................     $  3,143,646        $  (2,009,799)
  Net realized gain from investment transactions ..........................       10,324,603           28,598,195
  Net unrealized appreciation (depreciation) on investment
    transactions during the period ........................................      (91,065,162)         125,691,549
                                                                                ------------        -------------
Net increase (decrease) in net assets resulting from operations ...........      (77,596,913)         152,279,945
                                                                                ------------        -------------
Distributions to shareholders from net realized gains from
    investment transactions ($.24 and $2.46 per share, respectively) ......       (2,853,224)         (29,783,356)
                                                                                ------------        -------------
Net asset value of shares issued to shareholders in reinvestment of
    distributions .........................................................        1,109,418              330,047
                                                                                ------------        -------------
INCREASE (DECREASE) IN NET ASSETS .........................................      (79,340,719)         122,826,636
Net assets at beginning of period .........................................      376,521,972          253,695,336
                                                                                ------------        -------------
NET ASSETS AT END OF PERIOD (including undistributed net investment
    income of $3,143,646 in 1995) .........................................     $297,181,253        $ 376,521,972
                                                                                ============        =============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period .................................       12,107,722           12,093,826
   Shares issued to shareholders in reinvestment of distributions .........           38,563               13,896
                                                                                ------------        -------------
Shares outstanding at end of period........................................       12,146,285           12,107,722
                                                                                ============        =============


The accompanying notes are an integral part of the financial statements.

[LOGO] THE BRAZIL FUND, INC.
FINANCIAL HIGHLIGHTS

===============================================================================
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
-------------------------------------------------------------------------------


                                             SIX MONTHS
                                               ENDED                  YEARS ENDED DECEMBER 31,
                                              JUNE 30,      ----------------------------------------------
                                                1995        1994      1993      1992      1991      1990
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........  $ 31.10     $ 20.98    $ 14.12   $ 13.80   $  5.97    $ 18.85
                                              -------     -------    -------   -------   -------    -------
  Net investment income (loss)(a)...........      .26        (.17)       .10       .19       .95       1.32
  Net realized and unrealized gain
   (loss) on investment transactions(a).....    (6.65)      12.75       7.58       .79      6.88     (14.08)
                                              -------     -------    -------   -------   -------    -------
Total from investment operations............    (6.39)      12.58       7.68       .98      7.83     (12.76)
                                              -------     -------    -------   -------   -------    -------
Less distributions from:
  Net investment income.....................        -           -       (.08)        -         -       (.12)
  Net realized gains on investments.........     (.24)      (2.46)      (.74)     (.66)        -          -
                                              -------     -------    -------   -------   -------    -------
Total distributions.........................     (.24)      (2.46)      (.82)     (.66)        -       (.12)
                                              -------     -------    -------   -------   -------    -------
Net asset value, end of period..............  $ 24.47     $ 31.10    $ 20.98   $ 14.12   $ 13.80    $  5.97
                                              =======     =======    =======   =======   =======    =======
Market value, end of period.................  $ 25.13     $ 33.00    $ 21.13   $ 13.63   $ 14.75    $  6.63
                                              =======     =======    =======   =======   =======    =======
TOTAL INVESTMENT RETURN
  Per share market value (%)................   (23.10)**    69.81      60.89     (3.91)   122.64     (47.98)
  Per share net asset value (%)(b)..........   (20.50)**    61.09      54.19      6.43    131.16     (67.98)
RATIOS AND SUPPLEMENTAL DATA
  Net assets, end of period ($ millions)....      297         377        254       171       167         72
  Ratio of operating expenses to
   average net assets (%)(c)................     1.67*       1.71       1.84      2.22      2.15       2.25
  Ratio of net investment income (loss)
   to average net assets (%)................     2.02*       (.58)       .56      1.13      8.13      11.27
  Portfolio turnover rate (%)...............     9.91*       5.76       4.67      7.94     12.69       4.31

(a) Realized and unrealized currency losses on the Fund's interest bearing accounts amounted to $.31, $.86 and $2.96 per share in 1992, 1991 and 1990, respectively, of which $1.27 per share is included in net investment income in 1990.

(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund during each period.

(c) For the years ended December 31, 1993, 1992 and 1990 the ratio of expenses, including the Brazilian repatriation tax, to average net assets was 2.22%, 2.39% and 2.56%, respectively.

 *    Annualized

**    Not annualized


[LOGO] THE BRAZIL FUND, INC.
NOTES TO FINANCIAL STATEMENTS
================================================================================

A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith amounted to $5,052,590 (1.7% of net assets) and are noted in the Investment Portfolio as of June 30, 1995.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (i) values of investment securities, other assets and liabilities at the daily rate of exchange;

         (ii) purchases and sales of investment securities, dividend and interest income and expenses at the daily rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

TAXATION. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no U.S. federal income taxes, and no federal income tax provision was required.

The Fund is subject to a 15% withholding tax on dividend and interest income.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute to shareholders, at least annually, all of its tax basis net investment income, any net short-term capital gains in excess of net long-term capital losses (including any capital loss carryover) and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses (including any capital loss carryover), which would be taxable to the Fund if not distributed. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

[LOGO] THE BRAZIL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
===============================================================================

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment and foreign currency related transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded at the earlier of ex or record date. The Fund uses the identified cost method for determining realized gain or loss on investments and foreign currency for both financial and federal income tax reporting purposes.

B. PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------
During the six months ended June 30, 1995, purchases and sales of investment securities (excluding short-term investments) aggregated $15,123,855 and $26,922,255, respectively.

C. INVESTMENT ADVISORY AGREEMENTS AND
   TRANSACTIONS WITH AFFILIATED PERSONS
--------------------------------------------------------------------------------
Under the Fund's Investment Advisory and Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a monthly fee at an annual rate equal to 1.30% of the first $150,000,000 of the Fund's average weekly net assets, 1.25% of such assets over $150,000,000 and up to and including $300,000,000, and 1.20% of such assets in excess of $300,000,000. For the six months ended June 30, 1995, the fee pursuant to the Management Agreement amounted to $1,813,742.

The Adviser has entered into a Research and Advisory Agreement (the "Advisory Agreement") with Banco Icatu S/A (the "Brazilian Adviser"), whereby the Brazilian Adviser provides such investment advice, research, and assistance as the Adviser may from time to time reasonably request. Under the Advisory Agreement, the Adviser pays the Brazilian Adviser a monthly fee, equal to 0.25% of the first $150,000,000 of the Fund's average weekly net assets, 0.15% of such assets over $150,000,000 and up to and including $300,000,000, and 0.05% of such assets over $300,000,000. Additionally, the Brazilian Adviser has agreed to waive approximately one half of their fees. The Adviser has agreed to pass this waiver through to the Fund and has reduced its fees accordingly. For the six months ended June 30, 1995, the fee pursuant to the Advisory Agreement aggregated $299,142, of which $149,571 was waived and reflected as a reduction of the management fee.

The Fund and the Adviser entered into an Administration Agreement with Banco de Boston S.A. ("Banco de Boston"), pursuant to which Banco de Boston acts as the Fund's Brazilian Administrator. The Fund has agreed to pay Banco de Boston, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out of pocket expenses. For the six months ended June 30, 1995, the Administrator fee amounted to $28,660.

Effective June 6, 1995, Scudder Fund Accounting Corporation ("SFAC"), a wholly-owned subsidiary of the Adviser, assumed responsibility for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1995, the amount charged to the Fund by SFAC aggregated $12,744, all of which is unpaid at June 30, 1995.

================================================================================

The Fund pays each Director not affiliated with the Adviser an annual fee of $6,000 except for two Directors who, as residents of Brazil, receive a fee of $12,000, plus specified amounts for each Board of Directors or committee meeting attended. For the six months ended June 30, 1995, Directors' fees and expenses amounted to $43,692.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN
   BRAZIL
--------------------------------------------------------------------------------
Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes, and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by holders of at least two-thirds of the Fund's shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

[LOGO] THE BRAZIL FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
===============================================================================

E. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (000 OMITTED)
-------------------------------------------------------------------------------

                                                                    NET GAIN (LOSS)               NET INCREASE
                                                                   ON INVESTMENT AND               (DECREASE)
                                                                   FOREIGN CURRENCY               IN NET ASSETS
                    INVESTMENT            NET INVESTMENT              DENOMINATED                   RESULTING
                      INCOME               INCOME (LOSS)             TRANSACTIONS                FROM OPERATIONS
                ------------------      -------------------     -----------------------     ----------------------
                              PER                      PER                        PER                        PER
1995             TOTAL       SHARE       TOTAL        SHARE        TOTAL         SHARE         TOTAL        SHARE
----             -----       -----       -----        -----        -----         -----         -----        -----
March 31,       $ 3,337      $ .27      $ 2,007       $ .17     $ (104,842)     $ (8.64)    $ (102,835)    $ (8.47)
June 30,          2,397        .20        1,137         .09         24,101         1.99         25,238        2.08
                -------      -----      -------       -----     ----------      -------     ----------     -------
Totals          $ 5,734      $ .47      $ 3,144       $ .26     $  (80,741)     $ (6.65)    $  (77,597)    $ (6.39)
                =======      =====      =======       =====     ==========      =======     ==========     =======

                              PER                      PER                        PER                        PER
1994             TOTAL       SHARE       TOTAL        SHARE        TOTAL         SHARE         TOTAL        SHARE
----             -----       -----       -----        -----        -----         -----         -----        -----
March 31,       $ 1,119      $ .09      $  (373)      $(.03)    $   83,849      $  6.93     $   83,476     $  6.90
June 30,            986        .08         (133)       (.01)       (62,259)       (5.15)       (62,392)      (5.16)
September 30,     1,017        .09         (503)       (.04)       182,768        15.11        182,265       15.07
December 31,        829        .07       (1,001)       (.09)       (50,068)       (4.14)       (51,069)      (4.23)
                -------      -----      -------       -----     ----------      -------     ----------     -------
Totals          $ 3,951      $ .33      $(2,010)      $(.17)    $  154,290      $ 12.75     $  152,280     $ 12.58
                =======      =====      =======       =====     ==========      =======     ==========     =======

[LOGO] THE BRAZIL FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
===============================================================================

To The Shareholders and the Board of Directors of
The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at December 31, 1994, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1994 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 13, 1995

The Brazil Fund, Inc.
Investment Portfolio As Of December 31, 1994

========================================================================================================================
Industry                        Shares                  Company                                                 Value ($)
------------------------------------------------------------------------------------------------------------------------
EQUITY SECURITIES 92.8%

AUTO PARTS 1.1%                103,761,800    (pfd.)    Metal Leve S.A. Indcstria e Comercio . . . . .         4,354,071
                                                                                                              ----------
BANKING 5.4%                    77,794,208    (pfd.)    Banco Itac S.A.  . . . . . . . . . . . . . . .        21,794,332
                                                                                                              ----------

CHEMICALS 7.8%                  21,347,000    (voting)  Companhia Petroquimica do Sul S.A. . . . . . .         1,261,643
                                11,029,400    (pfd.)    COPENE Petroquimica do Nordeste S.A. "A" . . .         9,634,429
                               182,330,850    (voting)  Ucar Carbon S.A. . . . . . . . . . . . . . . .         3,232,816
                             1,176,720,133    (voting)  S/A White Martins. . . . . . . . . . . . . . .        17,108,342
                                                                                                              ----------
                                                                                                              31,237,230
                                                                                                              ----------
CONSTRUCTION 2.2%                4,476,300    (voting)  Odebrecht S.A. . . . . . . . . . . . . . . . .         3,783,161
                                 1,182,600    (voting)  S/A Moinho Santista Indcstrias Gerais* . . . .         4,892,553
                                                                                                              ----------
                                                                                                               8,675,714
                                                                                                              ----------
ELECTRICAL EQUIPMENT 5.9%       14,718,000    (pfd.)    Brasmotor S.A. . . . . . . . . . . . . . . . .         5,967,227
                                 5,613,800    (pfd.)    Empresa Brasileira de Compressores S.A. (b). .         5,175,844
                                   610,582    (voting)  Pirelli Cabos S.A.*. . . . . . . . . . . . . .         1,263,024
                                17,006,600    (pfd.)    Weg S.A. (b) . . . . . . . . . . . . . . . . .        11,458,348
                                                                                                              ----------
                                                                                                              23,864,443
                                                                                                              ----------
FOOD AND BEVERAGE 11.2%         58,096,254    (pfd.)    Companhia Cervejaria Brahma  . . . . . . . . .        19,149,102
                                 6,314,433    (pfd.)    Companhia Cervejaria Brahma Warrants
                                                          (expire 9/30/96)*  . . . . . . . . . . . . .           671,748
                                 1,748,900    (voting)  Santista Alimentos S.A.* . . . . . . . . . . .         3,597,028
                                14,551,430    (pfd.)    Sadia Concordia S/A. . . . . . . . . . . . . .        20,296,321
                                51,481,812    (pfd.)    Sementes Agroceres S/A.  . . . . . . . . . . .         1,399,624
                                                                                                              ----------
                                                                                                              45,113,823
                                                                                                              ----------
FOREST PRODUCTS 9.0%             4,747,700    (pfd.)    Aracruz Celulose S.A. "B"* . . . . . . . . . .        12,901,847
                                 2,236,600    (pfd.)    Companhia Suzano de Papel e Celulose S.A.  . .        15,333,664
                                 5,199,792    (pfd.)    Indcstrias Klabin de Papel e Celulose S/A. . .         7,744,371
                                                                                                              ----------
                                                                                                              35,979,882
                                                                                                              ----------
GLASS 2.9%                       2,310,236    (voting)  Companhia Vidraria Santa Marina. . . . . . . .        11,824,258
                                                                                                              ----------
IRON AND STEEL 5.0%             17,207,708    (pfd.)    Companhia Sidercrgica Belgo-Mineira. . . . . .         2,379,789
                                12,911,670    (voting)  Companhia Sidercrgica Belgo-Mineira. . . . . .         1,839,074

                               185,600,000    (voting)  Companhia Sidercrgica Nacional . . . . . . . .         6,329,267
                             7,000,000,000    (pfd.)    Usinas Sidercrgicas de Minas Gerais S/A  . . .         9,515,366
                                                                                                              ----------
                                                                                                              20,063,496
                                                                                                              ----------

The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Investment Portfolio (Continued)

========================================================================================================================
Industry                        Shares                  Company                                                 Value ($)
------------------------------------------------------------------------------------------------------------------------
MINING 7.3%                     133,888,000   (pfd.)    Companhia Vale do Rio Doce . . . . . . . . . . . .     25,479,868
                                 32,408,536   (pfd.)    S.A. Mineraceo da Trindade . . . . . . . . . . . .      1,681,720
                                 33,088,000   (voting)  S.A. Mineraceo da Trindade . . . . . . . . . . . .      1,994,667
                                                                                                             ------------
                                                                                                               29,156,255
                                                                                                             ------------
PETROLEUM 7.7%                  245,739,999   (pfd.)    Petroleo Brasileiro S/A. . . . . . . . . . . . . .     31,077,686
                                                                                                             ------------
RETAILING 4.8%                   15,408,041   (pfd.)    Casa Anglo Brasileira S.A.*  . . . . . . . . . . .      3,642,563
                                119,311,600   (pfd.)    Lojas Americanas S.A.  . . . . . . . . . . . . . .      3,525,757
                                242,237,800   (voting)  Lojas Americanas S.A.  . . . . . . . . . . . . . .      6,731,691
                                 29,909,465   (pfd.)    Mesbla S.A.  . . . . . . . . . . . . . . . . . . .      5,373,805
                                                                                                             ------------
                                                                                                               19,273,816
                                                                                                             ------------
TELECOMMUNICATIONS 11.8%        561,256,600   (pfd.)    Telecomunicacges Brasileiras S.A.  . . . . . . . .     25,143,765
                                  6,478,900   (pfd.)    Telecomunicacges do Parana S.A.  . . . . . . . . .      2,144,317
                                141,212,067   (pfd.)    Telecomunicacges de Seo Paulo S.A. . . . . . . . .     20,113,539
                                                                                                             ------------
                                                                                                               47,401,621
                                                                                                             ------------
TEXTILES AND APPAREL 3.3%       460,166,740   (pfd.)    Cia. Hering  . . . . . . . . . . . . . . . . . . .      7,071,120
                                 32,529,600   (pfd.)    Seo Paulo Alpargatas S.A.  . . . . . . . . . . . .      6,152,170
                                                                                                             ------------
                                                                                                               13,223,290
                                                                                                             ------------
TOBACCO 4.0%                      1,943,043   (voting)  Companhia Souza Cruz Indcstria e Comercio. . . . .     16,077,188
                                                                                                             ------------
TRANSPORTATION 0.1%                 139,030   (pfd.)    Varig S.A.*  . . . . . . . . . . . . . . . . . . .        460,147
                                                                                                             ------------
UTILITY 3.3%                    145,408,480   (pfd.)    Cia. Energetica de Minas Gerais  . . . . . . . . .     13,234,578
                                 15,911,500   (voting)  Companhia Paranaense de Energia. . . . . . . . . .        169,459
                                                                                                             ------------
                                                                                                               13,404,037
                                                                                                             ------------
                                                        TOTAL EQUITY SECURITIES (Cost $121,447,944). . . .    372,981,289
                                                                                                             ------------
-------------------------------------------------------------------------------------------------------------------------
                                 Principal
                                 Amount ($)
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER 7.2%
                                  7,000,000             Chevron Oil Finance Co., 5.48%, 1/5/95 . . . . . .      7,000,000
                                 21,762,000             CIT Group Holdings Inc., 6.05%, 1/3/95 . . . . . .     21,762,000
                                                                                                             ------------
                                                        TOTAL COMMERCIAL PAPER (Cost $28,762,000). . . . .     28,762,000
                                                                                                             ------------
-------------------------------------------------------------------------------------------------------------------------

                                                        TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                          (Cost $150,209,944) (a)  . . . . . . . . . . . .    401,743,289
                                                                                                              ===========

The accompanying notes are an integral part of the financial statements.

================================================================================

--------------------------------------------------------------------------------

(a) The cost of the investment portfolio for federal income tax purposes was $150,229,111. At December 31, 1994, net unrealized appreciation for all securities based on tax cost was $251,514,178. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $251,757,523 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $243,345.

(b) Securities valued in good faith by the Board of Directors. The cost of these securities at December 31, 1994 aggregated $5,227,974. See Note A of the Notes to Financial Statements.

 *  Non-income producing security.




The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Financial Statements

==================================================================================================================
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1994
------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (identified cost $150,209,944) (Notes A and D)  . . . .                        $ 401,743,289
Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                3,102
Foreign currency holdings, at market (identified cost $882,345) (Note A)  . .                              888,603
Dividends and interest receivable . . . . . . . . . . . . . . . . . . . . . .                              243,342
Other assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                1,979
                                                                                                     -------------
      Total assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          402,880,315

LIABILITIES
Payables:
   Dividend Payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $  25,668,371
   Accrued management fee (Note C)  . . . . . . . . . . . . . . . . . . . . .               405,013
   Accrued administrator's fee (Note C) . . . . . . . . . . . . . . . . . . .                33,333
   Other accrued expenses (Note C)  . . . . . . . . . . . . . . . . . . . . .               251,626
                                                                                      -------------
      Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . .                           26,358,343
                                                                                                     -------------
Net assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $ 376,521,972
                                                                                                     =============
NET ASSETS
Net assets consist of:
   Accumulated net realized gain  . . . . . . . . . . . . . . . . . . . . . .                        $   2,749,794
   Net unrealized appreciation (depreciation) on:
      Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                          251,533,345
      Foreign currency denominated transactions . . . . . . . . . . . . . . .                              (37,460)
   Common stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                              121,077
   Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . .                          122,155,216
                                                                                                     -------------
Net assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                        $ 376,521,972
                                                                                                     =============
NET ASSET VALUE per share ($376,521,972 -:- 12,107,722 shares of common stock
   outstanding, 50,000,000 shares authorized, $.01 par value) . . . . . . . .                               $31.10
                                                                                                            ======

The accompanying notes are an integral part of the financial statements.

===================================================================================================================
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1994
-------------------------------------------------------------------------------------------------------------------
Investment income
   Income:
      Dividends (net of withholding tax of $582,727) (Note A) . . . . . . . .                         $   3,283,641
      Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                               667,145
                                                                                                      -------------
                                                                                                          3,950,786
   Expenses:
      Management fee (Note C) . . . . . . . . . . . . . . . . . . . . . . . .     $  4,371,086
      Administrator's fee (Note C)  . . . . . . . . . . . . . . . . . . . . .           52,961
      Directors' fees and expenses (Note C) . . . . . . . . . . . . . . . . .           84,504
      Custodian fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,003,419
      Auditing, accounting and tax services . . . . . . . . . . . . . . . . .           85,600
      Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . .           51,917
      Legal . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           27,069
      IPMF tax (Note A) . . . . . . . . . . . . . . . . . . . . . . . . . . .          154,687
      Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          129,342            5,960,585
                                                                                 -------------        -------------
   Net investment loss  . . . . . . . . . . . . . . . . . . . . . . . . . . .                            (2,009,799)
                                                                                                      -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain (loss) from:
      Investments (net of IOF tax of $47,046) (Note A)  . . . . . . . . . . .       28,912,830
      Foreign currency denominated transactions . . . . . . . . . . . . . . .         (314,635)          28,598,195
                                                                                 -------------
   Net unrealized appreciation during the period on:
      Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      125,676,020
      Foreign currency denominated transactions . . . . . . . . . . . . . . .           15,529          125,691,549
                                                                                 -------------        -------------
   Net gain on investment transactions  . . . . . . . . . . . . . . . . . . .                           154,289,744
                                                                                                      -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS  . . . . . . . . . . . .                         $ 152,279,945
                                                                                                      =============

The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Financial Statements

===================================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
                                                                                    YEARS ENDED DECEMBER 31,
                                                                             --------------------------------------
                                                                                   1994                   1993
-------------------------------------------------------------------------------------------------------------------
Operations:
   Net investment income (loss) . . . . . . . . . . . . . . . . . . .        $   (2,009,799)          $   1,231,789
   Net realized gain from investment transactions . . . . . . . . . .            28,598,195              10,570,428
   Net unrealized appreciation on investment
      transactions during the period  . . . . . . . . . . . . . . . .           125,691,549              80,936,531
                                                                             --------------           -------------
Net increase in net assets resulting from operations  . . . . . . . .           152,279,945              92,738,748
                                                                             --------------           -------------
Distributions to shareholders from:
   Net investment income ($.08 per share) . . . . . . . . . . . . . .                    --                (967,506)
                                                                             --------------           -------------
   Net realized gains from investment transactions
      ($2.46 and $.74 per share, respectively)  . . . . . . . . . . .           (29,783,356)             (8,888,487)
                                                                             --------------           -------------
Net asset value of shares issued to shareholders in reinvestment of
   distributions  . . . . . . . . . . . . . . . . . . . . . . . . . .               330,047                 181,900
                                                                             --------------           -------------
INCREASE IN NET ASSETS  . . . . . . . . . . . . . . . . . . . . . . .           122,826,636              83,064,655
Net assets at beginning of period . . . . . . . . . . . . . . . . . .           253,695,336             170,630,681
                                                                             --------------           -------------
NET ASSETS AT END OF PERIOD (including accumulated net investment
   loss of $39,750 in 1993) . . . . . . . . . . . . . . . . . . . . .        $  376,521,972           $ 253,695,336
                                                                             ==============           =============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period . . . . . . . . . . . . . .            12,093,826              12,081,227
   Shares issued to shareholders in reinvestment of distributions . .                13,896                  12,599
                                                                             --------------           -------------
Shares outstanding at end of period . . . . . . . . . . . . . . . . .            12,107,722              12,093,826
                                                                             ==============           =============


The accompanying notes are an integral part of the financial statements.

The Brazil Fund, Inc.
Financial Highlights

====================================================================================================================
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE
INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
--------------------------------------------------------------------------------------------------------------------
                                                                             YEARS ENDED DECEMBER 31,
                                                                ----------------------------------------------------
                                                                  1994       1993      1992       1991       1990
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period  . . . . . . .             $20.98     $14.12    $13.80    $  5.97    $ 18.85
                                                                ------     ------    ------    -------    -------
 Net investment income (loss)(a)  . . . . . . . . .               (.17)       .10       .19        .95       1.32
 Net realized and unrealized gain
 (loss) on investment transactions(a)   . . . . . .              12.75       7.58       .79       6.88     (14.08)
                                                                ------     ------    ------    -------    -------
Total from investment operations  . . . . . . . . .              12.58       7.68       .98       7.83     (12.76)
                                                                ------     ------    ------    -------    -------
Less distributions from:
 Net investment income  . . . . . . . . . . . . . .                 --       (.08)       --         --       (.12)
 Net realized gains on investments  . . . . . . . .              (2.46)      (.74)     (.66)        --         --
                                                                ------     ------    ------    -------    -------
Total distributions . . . . . . . . . . . . . . . .              (2.46)      (.82)     (.66)        --       (.12)
                                                                ------     ------    ------    -------    -------
Net asset value, end of period  . . . . . . . . . .             $31.10     $20.98    $14.12    $ 13.80    $  5.97
                                                                ======     ======    ======    =======    =======
Market value, end of period . . . . . . . . . . . .             $33.00     $21.13    $13.63    $ 14.75    $  6.63
                                                                ======     ======    ======    =======    =======
TOTAL INVESTMENT RETURN
 Per share market value (%)   . . . . . . . . . . .              69.81      60.89     (3.91)    122.64     (47.98)
 Per share net asset value (%)(b)   . . . . . . . .              61.09      54.19      6.43     131.16     (67.98)
RATIOS AND SUPPLEMENTAL DATA
 Net assets, end of period ($ millions)   . . . . .                377        254       171        167         72
 Ratio of operating expenses to
 average net assets (%)(c)  . . . . . . . . . . . .               1.71       1.84      2.22       2.15       2.25
 Ratio of net investment income (loss)
 to average net assets (%)  . . . . . . . . . . . .               (.58)       .56      1.13       8.13      11.27
 Portfolio turnover rate (%)  . . . . . . . . . . .               5.76       4.67      7.94      12.69       4.31

(a)  Realized and unrealized currency losses on the Fund's interest bearing accounts amounted to $.31, $.86 and $2.96 per share in 1992, 1991 and 1990, respectively, of which $1.27 per share is included in net investment income in 1990.
(b)  Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and capital gains distributions, if any, were reinvested.
     These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund during each period.
(c)  For the years ended December 31, 1993, 1992 and 1990 the ratioexpenses, including the Brazilian repatriation tax, to average net assets was 2.22%, 2.39% and 2.56%, respectively.

A. SIGNIFICANT ACCOUNTING POLICIES
   -------------------------------

The Brazil Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The policies described below are followed consistently by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used.

Short-term investments having a maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors. Securities valued in good faith amounted to $16,634,192 (4.4% of net assets) and are noted in the Investment Portfolio as of December 31, 1994.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) values of investment securities, other assets and liabilities at the daily rate of exchange;

      (ii) purchases and sales of investment securities, dividend and interest income and expenses at the daily rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

TAXATION. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no U.S. federal income taxes, and no federal income tax provision was required.

Effective January 1, 1994, the Fund will be subject to a 15% withholding tax on dividend and interest income. Prior to January 1, 1994, the Fund had been subject to a 15% Brazilian repatriation tax with respect to remittances outside of Brazil of its dividend and interest income net of applicable expenses. The Fund is also subject to a 0.25% Imposto Provisorio Sobre Movimentacoes Financieras ("IPMF") tax on debits (withdrawals) for banking transactions. Effective January 1, 1995, the IPMF tax will no longer be enforced. Additionally, the Fund is subject to a variable rate Imposto Sobre Operacoes Financeiras ("IOF") tax which is imposed on the redemption of certain short-term investments. Effective October 20, 1994, the Fund was no longer able to hold such short-term investments. Therefore, the Fund was not subject to the IOF tax subsequent to that date.

DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute to shareholders, at least annually, all of its tax basis net investment income, any net short-term capital gains in excess of net long-term capital losses (including any capital loss carryover) and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses (including any capital loss carryover), which would be taxable to the Fund if not distributed. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment and foreign currency related transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

OTHER. Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded at the earlier of ex or record date. The Fund uses the identified cost method for determining realized gain or loss on investments and foreign currency for both financial and federal income tax reporting purposes.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------
During the year ended December 31, 1994, purchases and sales of investment securities (excluding short-term investments) aggregated $18,932,956 and $46,021,425, respectively.

C. INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS
   -----------------------------------------------------------------------

Under the Fund's Investment Advisory and Management Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a monthly fee at an annual rate equal to 1.30% of the first $150,000,000 of the Fund's average weekly net assets, 1.25% of such assets over $150,000,000 and up to and including $300,000,000, and 1.20% of such assets in excess of $300,000,000. For the year ended December 31, 1994, the fee pursuant to the Management Agreement amounted to $4,371,086.

The Adviser has entered into a Research and Advisory Agreement (the "Advisory Agreement") with Banco Icatu S/A (the "Brazilian Adviser"), whereby the Brazilian Adviser provides such investment advice, research, and assistance as the Adviser may from time to time reasonably request. Under the Advisory Agreement, the Adviser pays the Brazilian Adviser a monthly fee, equal to 0.25% of the first $150,000,000 of the Fund's average weekly net assets, 0.15% of such assets over $150,000,000 and up to and including $300,000,000, and 0.05% of such assets over $300,000,000. Effective November 1, 1994, the Brazilian Adviser has agreed to waive approximately one half of their fees. The Adviser has agreed to pass this waiver through to the Fund and has reduced its fees accordingly. For the year ended December 31, 1994, the fee pursuant to the Advisory Agreement aggregated $617,844, of which $55,048 was waived and reflected as a reduction of the management fee.

The Fund and the Adviser entered into an Administration Agreement with Banco de Boston S.A. ("Banco de Boston"), pursuant to which Banco de Boston acts as the Fund's Brazilian Administrator. The Fund has agreed to pay Banco de Boston, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out of pocket expenses. For the year ended December 31, 1994, the Administrator fee amounted to $52,961.

The Fund pays each Director not affiliated with the Adviser an annual fee of $4,500 except for two Directors who, as residents of Brazil, receive a fee of $9,000, plus specified amounts for each Board of Directors or committee meeting attended. Effective August 1, 1994, the Fund pays each Director not affiliated with the Adviser an annual fee of $6,000 except for two Directors who, as residents of Brazil, receive a fee of $12,000, plus specified amounts for each Board of Directors or committee meeting attended. For the year ended December 31, 1994, Directors' fees and expenses amounted to $84,504, of which $4,886 is unpaid at December 31, 1994.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN BRAZIL
   --------------------------------------------------

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gain from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes, and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by holders of at least two-thirds of the Fund's shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED) (000 OMITTED)
   --------------------------------------------------------

                                                                               NET GAIN (LOSS)            NET INCREASE
                                                                              ON INVESTMENT AND            (DECREASE)
                                                                              FOREIGN CURRENCY           IN NET ASSETS
                          INVESTMENT                NET INVESTMENT              DENOMINATED                RESULTING
                            INCOME                  INCOME (LOSS)              TRANSACTIONS             FROM OPERATIONS
                        ---------------           ----------------            ---------------           ---------------
                                   PER                        PER                        PER                       PER
1994                    TOTAL     SHARE           TOTAL      SHARE            TOTAL     SHARE           TOTAL     SHARE
----                    -----     -----           -----      -----            -----     -----           -----     -----
March 31,             $ 1,119    $  .09        $   (373)    $ (.03)        $ 83,849    $ 6.93        $ 83,476    $ 6.90
June 30,                  986       .08            (133)      (.01)         (62,259)    (5.15)        (62,392)    (5.16)
September 30,           1,017       .09            (503)      (.04)         182,768     15.11         182,265     15.07
December 31,              829       .07          (1,001)      (.09)         (50,068)    (4.14)        (51,069)    (4.23)
                      -------    ------        --------     ------         --------    ------        --------    ------
Totals                $ 3,951    $  .33        $ (2,010)    $ (.17)        $154,290    $12.75        $152,280    $12.58
                      =======    ======        ========     ======         ========    ======        ========    ======

                                   PER                        PER                        PER                       PER
1993                    TOTAL     SHARE           TOTAL      SHARE            TOTAL     SHARE           TOTAL     SHARE
----                    -----     -----           -----      -----            -----     -----           -----     -----
March 31,             $ 1,180    $  .10        $    245     $  .02         $ 28,741    $ 2.38        $ 28,986    $ 2.40
June 30,                3,097       .26           1,757        .15           23,242      1.92          24,999      2.07
September 30,           3,985       .33           2,526        .21           29,066      2.41          31,592      2.62
December 31,           (2,135)     (.18)         (3,296)      (.28)          10,458       .87           7,162       .59
                      -------    ------        --------     ------         --------    ------        --------    ------
Totals                $ 6,127    $  .51        $  1,232     $  .10         $ 91,507    $ 7.58        $ 92,739    $ 7.68
                      =======    ======        ========     ======         ========    ======        ========    ======


                             THE BRAZIL FUND, INC.

                          PART C -- OTHER INFORMATION

  ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

  (1)  FINANCIAL STATEMENTS

       The following Financial Statements have been included as part of Item 23:

       (i)   --  Investment Portfolio as of December 31, 1994 and June 30, 1995

      (ii)   --  Statement of Assets and Liabilities as of December 31, 1994
                 and June 30, 1995

     (iii)   --  Statement of Operations for the year ended December 31, 1994 and the six months ended June 30, 1995

      (iv)   --  Statements of Changes in Net Assets for the year ended
                 December 31, 1994 and for the six months ended June 30, 1995

       (v) -- Financial Highlights for each of the years ended December 31, 1990 through 1994 and for the six months ended June 30, 1995

      (vi)   --  Notes of Financial Statements for the year ended December 31,
                 1994 and the six months ended June 30, 1995

     (vii)   --  Report of Independent Accountants

  (2) EXHIBITS

  a.   (i)   --  Articles of Incorporation dated September 25, 1987.
                 (Incorporated by reference to Exhibit 1 to the Fund's original
                 Registration Statement on Form N-2, Registration No. 33-18274
                 (the "Registration Statement").)

  a.  (ii)   --  Amendment to Articles of Incorporation dated November 21, 1990.
                 (Incorporated by reference to Exhibit 1(b) to Amendment No. 5 to the Registration Statement ("Amendment No. 5").)

  b.   (i)   --  By-Laws dated October 26, 1987.  (Incorporated by reference to
                 Exhibit (2)(a) to the Registration Statement.)

  b.  (ii)   --  Amendment to By-Laws dated November 28, 1989. (Incorporated by reference to Exhibit (2)(b) to Amendment No. 4 to the Registration Statement ("Amendment No. 4.").)

  b. (iii)   --  Amendment to By-Laws dated February 22, 1990. (Incorporated by reference to Exhibit (2)(c) to Amendment No. 4.)

  b.  (iv)   --  Amendment to By-Laws dated May 30, 1991. (Incorporated by reference to Exhibit 2(d) to Amendment No. 6 to the Registration Statement.)

  c.         --  Not applicable.

  d.         --  Specimen certificate representing shares of Common Stock, $.01 par value per share. (Incorporated by reference to Exhibit 4 to Amendment No. 3 to the Registration Statement ("Amendment No. 3").)

  e.         --  Amended Dividend Reinvestment and Cash Purchase Plan dated July
                 26, 1990. (Incorporated by reference to Exhibit 10 to Amendment No. 5.)

  f.         --  Not applicable.

  g.    (i)  --  Investment Advisory, Management and Administration Agreement,
                 dated July 26, 1995, between the Fund and the Manager.

  g.   (ii)  --  Research and Advisory Agreement, dated July 26, 1995, between the Manager and the Brazilian Adviser.

  g.  (iii)  --  Administration Agreement, dated April 30, 1992, between the
                 Manager and the Brazilian Adviser.

  h.    (i)  --  Form of Dealer Manager Agreement.*

  h.   (ii)  --  Form of Soliciting Dealer Agreement.*

  i.         --  Not applicable.

  j.    (i)  --  Custodian Agreement (the "Custodian Agreement"), dated March
                 30, 1988, between the Fund and Brown Brothers Harriman & Co. (the "Custodian"). (Incorporated by reference to Exhibit 9(a)(1) to the Registration Statement.)

  j.   (ii)  --  Fee Schedule relating to the Custodian Agreement. (Incorporated by reference to Exhibit 9(a)(2) to Amendment No. 3.)

  j.  (iii)  --  Subcustodian Agreement, dated March 30, 1988, between the
                 Custodian and The First National Bank of Boston. (Incorporated by reference to Exhibit 9(b)(1) to the Registration Statement.)


  k.    (i)  --  Form of Subscription Agent Agreement.*

  k.   (ii)  --  Form of Information Agent Agreement.*

  l.         --  Opinion of Debevoise & Plimpton, and consent to use of same.*
  m.         --  Not applicable.

  n.    (i)  --  Opinion of Pinheiro Neto, and consent to use of same.*

  n.   (ii)  --  Consent of Price Waterhouse LLP.

  n.  (iii)  --  Approval of the CVM in connection with the issuance of additional Shares.*

  o.         --  Not applicable.

  p.         --  Subscription Agreement, dated November 4, 1987, between the
                 Fund and the Manager. (Incorporated by reference to Exhibit 14 to the Registration Statement.)

  q.         --  Not applicable.

  r.         --  Financial Data Schedule.

  Other Exhibit: Powers of Attorney
  -----------------------------
*   To be filed by amendment

Other Exhibit:   Powers of Attorney.

ITEM 25.  MARKETING ARRANGEMENTS

          See Exhibits h(i) and h(ii) to this Amendment No. 7.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

          The following table sets forth the estimated expenses expected to be incurred in connection with the offering described in this Registration
Statement:

SEC Registration fees..........................................  $
Stock exchange listing fees....................................  $
NASD fees......................................................  $
Printing (other than stock certificates) and related delivery expenses.....................................................  $
Dealer Manager expense reimbursement...........................  $
Information Agent's fees and expenses..........................  $
Subscription Agent's fees and expenses.........................  $
Fees and expenses of qualification under state securities
  laws (including fees of counsel).............................  $
Accounting fees and expenses...................................  $
Legal fees and expenses........................................  $
Miscellaneous..................................................  $
        Total..................................................  $

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

          Common Stock, par value $.01 per share; ______ record holders as of ___, 1995

ITEM 29.  INDEMNIFICATION

          The information under Item 3 of Part II of Amendment No. 5 is herein incorporated by reference. See "The Offer -- Distribution Arrangements" in the Prospectus.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          Information as to the directors and officers of the Manager and the Brazilian Adviser, File Nos. 801-252 and 801-31511, respectively, is included in their respective Forms ADV filed with the Commission and is incorporated herein by reference thereto.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

          Certain accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Scudder, Stevens, & Clark, Inc., 345 Park Avenue, New York, New York 10154. Records relating to the duties of the registrant's custodian are maintained by Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, and those relating to the duties of the transfer agent are maintained by The First National Bank of Boston, P.O. Box 644, Boston, Massachusetts 02102-0644.

ITEM 32.  MANAGEMENT SERVICES

          Not applicable.

ITEM 33.  UNDERTAKINGS

      (a) Registrant undertakes to suspend offering of the shares covered hereby until it amends its prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement, or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

     (b)  Registrant undertakes that:

          (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

          (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c)  Registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made pursuant to Rule 415, a post-effective amendment to the Registration Statement:

                 (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                 (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

                 (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (d) Registrant hereby undertakes to send by first-class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, a Statement of Additional Information.

                                  SIGNATURES



           PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK, ON THE 12TH DAY OF OCTOBER, 1995.


                                     THE BRAZIL FUND, INC.



                                     By     /s/ Juris Padegs
                                       ----------------------------------------
                                            Juris Padegs
                                       Chairman of the Board


           PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:


     /s/ Juris Padegs                  Chairman of the Board
-------------------------              (Principal Executive Officer)   October 12, 1995
       Juris Padegs                    and Director

 /s/ Edward J. O'Connell               Treasurer (Principal
-------------------------              Financial and                   October 12, 1995
   Edward J. O'Connell                 Accounting Officer)

            *
-------------------------              President and Director          October 12, 1995
     Nicholas Bratt

            *
-------------------------              Director                        October 12, 1995
     Edgar R. Fiedler

            *
-------------------------              Director                        October 12, 1995
      Wilson Nolen

            *                          Director and Resident
-------------------------              Brazilian Director              October 12, 1995
Ronaldo A. da Frota Nogueira

            *                          Director and Resident
-------------------------              Brazilian Director              October 12, 1995
Roberto Teixeira da Costa

            *
-------------------------              Director                        October 12, 1995
    Edmond D. Villani

*By /s/ Juris Padegs                                                   October 12, 1995
    ----------------
    Juris Padegs, Attorney-in-Fact

                                 EXHIBIT INDEX

                                                                                         Sequentially
                                                                                           Numbered
Exhibit              Description                                                            Pages
-------              -----------                                                         ------------
a.   (i)   --        Articles of Incorporation dated September 25, 1987.
                     (Incorporated by reference to Exhibit 1 to the Fund's
                     original Registration Statement on Form N-2, Registration
                     No. 33-18274 (the "Registration Statement").)

a.  (ii)   --        Amendment to Articles of Incorporation dated November 21,
                     1990. (Incorporated by reference to Exhibit 1(b) to
                     Amendment No. 5 to the Registration Statement ("Amendment
                     No. 5").)

b.   (i)   --        By-Laws dated October 26, 1987. (Incorporated by reference to Exhibit (2)(a) to the Registration Statement.)

b.  (ii)   --        Amendment to By-Laws dated November 28, 1989. (Incorporated by reference to Exhibit (2)(b) to Amendment No. 4 to the
                     Registration Statement ("Amendment No. 4.").)

b. (iii)   --        Amendment to By-Laws dated February 22, 1990. (Incorporated by reference to Exhibit (2)(c) to Amendment No. 4.)

b.  (iv)   --        Amendment to By-Laws dated May 30, 1991. (Incorporated by
                     reference to Exhibit 2(d) to Amendment No. 6 to the
                     Registration Statement.)

c.         --        Not applicable.

d.         --        Specimen certificate representing shares of Common Stock,
                     $.01 par value per share. (Incorporated by reference to
                     Exhibit 4 to Amendment No. 3 to the Registration Statement
                     ("Amendment No. 3").)

e.         --        Amended Dividend Reinvestment and Cash Purchase Plan dated
                     July 26, 1990. (Incorporated by reference to Exhibit 10 to
                     Amendment No. 5.)

f.         --        Not applicable.

g.   (i)   --        Investment Advisory, Management and Administration
                     Agreement, dated July 26, 1995, between the Fund and the
                     Manager.

g.  (ii)   --        Research and Advisory Agreement, dated July 26, 1995,
                     between the Manager and the Brazilian Adviser.

g. (iii)   --        Administration Agreement, dated April 30, 1992, between the
                     Manager and the Brazilian Adviser.

h.   (i)   --        Form of Dealer Manager Agreement./*/

h.  (ii)   --        Form of Soliciting Dealer Agreement./*/

i.         --        Not applicable.

j.   (i)   --        Custodian Agreement (the "Custodian Agreement"), dated
                     March 30, 1988, between the Fund and Brown Brothers
                     Harriman & Co. (the "Custodian"). (Incorporated by
                     reference to Exhibit 9(a)(1) to the Registration
                     Statement.)

j.  (ii)   --        Fee Schedule relating to the Custodian Agreement.
                     (Incorporated by reference to Exhibit 9(a)(2) to Amendment
                     No. 3.)


j. (iii)   --        Subcustodian Agreement, dated March 30, 1988, between the
                     Custodian and The First National Bank of Boston.
                     (Incorporated by reference to Exhibit 9(b)(1) to the
                     Registration Statement.)

k.   (i)   --        Form of Subscription Agent Agreement./*/

k.  (ii)   --        Form of Information Agent Agreement./*/

l.         --        Opinion of Debevoise & Plimpton, and consent to use of
                     same./*/

m.         --        Not applicable.

n.   (i)   --        Opinion of Pinheiro Neto, and consent to use of same./*/

n.  (ii)   --        Consent of Price Waterhouse LLP.

n. (iii)   --        [Approval of the CVM in connection with the issuance of
                     additional Shares.]

o.         --        Not applicable.

p.         --        Subscription Agreement, dated November 4, 1987, between the
                     Fund and the Manager. (Incorporated by reference to Exhibit
                     14 to the Registration Statement.)

q.         --        Not applicable.

r.         --        Financial Data Schedule.

Other Exhibit:       Powers of Attorney.

   ------------------------
*  To be filed by amendment